                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30___

Date of reporting period: 3/31/08

Item 1. Reports to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

INSURED TAX FREE INCOME

                           A SHARES            B SHARES            C SHARES         I SHARES
                        since 12/14/84       since 5/3/93       since 8/13/93     since 8/12/05
-----------------------------------------------------------------------------------------------
                                  W/MAX               W/MAX              W/MAX
                         W/O      4.75%      W/O      4.00%      W/O     1.00%
AVERAGE ANNUAL          SALES     SALES     SALES     SALES     SALES    SALES      W/O SALES
TOTAL RETURNS          CHARGES   CHARGE    CHARGES   CHARGE    CHARGES   CHARGE      CHARGES

Since Inception         6.79%      6.57%    3.89%      3.89%    3.62%     3.62%      -0.07%

10-year                 3.57       3.07     2.93       2.93     2.76      2.76          --

5-year                  1.85       0.86     1.08       0.83     1.08      1.08          --

1-year                 -6.61     -11.04    -7.33     -10.91    -7.33     -8.23       -6.37

6-month                -4.65      -9.16    -5.02      -8.75    -5.03     -5.96       -4.53
-----------------------------------------------------------------------------------------------

SEC 30-Day Yield             4.68%               4.17%              4.18%             5.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts,
(iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek out the relative safety of high-quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit quality downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching historically attractive levels relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent due in large part to a substantial drop in refunding issuance. Insured bond issuance declined dramatically in the first quarter, from approximately 50 percent to 25 percent of total new-issue supply.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Fed reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, it granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JP Morgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Insured Tax Free Income Fund underperformed the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                              MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C   CLASS I        INDEX

      -4.65%    -5.02%    -5.03%    -4.53%         0.75%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Although the municipal bond market rebounded in the last month of the reporting period and outperformed Treasuries, it was a difficult period overall, particularly for the insured sector as the credit downgrades of various monoline insurers put considerable pressure on prices. Rising rates in the intermediate and long maturity portions of the yield curve also hurt the performance of these more interest-rate sensitive securities. Given that the benchmark Lehman Brothers Municipal Bond Index contains no insured bonds, the Fund's approximate 85 percent allocation to insured securities was a primary contributor to its relative underperformance.

The Fund's holdings in tobacco, health care, and housing bonds also detracted from performance. These positions were held primarily in the form of inverse floating-rate securities* which are uninsured but still investment-grade issues. Although these higher yielding securities served to enhance the Fund's income and diversification, spread widening in all three sectors hurt their performance.

We continued to favor longer maturity bonds in an effort to capture higher yields, which resulted in a longer duration (a measure of interest-rate sensitivity) for the portfolio. To reduce that duration somewhat, we used a Treasury futures hedge for much of the period. Unfortunately, rising rates on the long end of the curve coupled with the Treasury market rally caused this positioning to detract from performance. We did, however, unwind the hedge, investing the proceeds in auction rate securities for their favorable yields.

Holdings in other sectors, however, contributed positively to performance. Specifically, pre-refunded, health care, public power, and water and sewer bonds were additive to returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
California                                                       26.2%
Illinois                                                         14.6
Texas                                                            10.6
Florida                                                           9.0
Washington                                                        7.5
Georgia                                                           5.8
New Jersey                                                        4.7
Colorado                                                          4.1
Massachusetts                                                     3.1
Pennsylvania                                                      3.0
Virginia                                                          2.5
Louisiana                                                         2.2
Nebraska                                                          2.2
Alaska                                                            2.1
South Carolina                                                    2.0
Arizona                                                           1.9
New York                                                          1.7
Indiana                                                           1.6
Alabama                                                           1.4
Tennessee                                                         1.4
Nevada                                                            1.2
North Dakota                                                      1.2
Oklahoma                                                          1.1
South Dakota                                                      1.1
Arkansas                                                          1.0
North Carolina                                                    0.8
Missouri                                                          0.7
Maryland                                                          0.7
Rhode Island                                                      0.4
District of Columbia                                              0.4
Idaho                                                             0.4
Connecticut                                                       0.3
Iowa                                                              0.3
Michigan                                                          0.3
Puerto Rico                                                       0.3
West Virginia                                                     0.2
Mississippi                                                       0.1
Montana                                                           0.1
Utah                                                              0.1
                                                                -----
Total Investments                                               118.3
Liability for Floating Rate Note Obligations                    (19.9)
                                                                -----
Total Net Investments                                            98.4
Other Assets in Excess of Liabilities                             1.6
                                                                -----
Net Assets                                                      100.0%


                                             (continued on next page)

RATINGS ALLOCATIONS AS OF 3/31/08
                                       (continued from previous page)
AAA/Aaa                                                          63.3%
AA/Aa                                                            14.6
A/A                                                              11.1
BBB/Baa                                                           8.4
NR                                                                2.6

TOP FIVE SECTORS AS OF 3/31/08
Hospital                                                         17.6%
Airports                                                         12.0
Single-Family Housing                                            10.2
Wholesale Electric                                               10.0
Public Education                                                  8.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64105. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  953.51           $9.08
  Hypothetical...............................     1,000.00         1,015.70            9.37
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           949.79           12.72
  Hypothetical...............................     1,000.00         1,011.95           13.13
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           949.75           12.72
  Hypothetical...............................     1,000.00         1,011.95           13.13
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           954.72            7.87
  Hypothetical...............................     1,000.00         1,016.95            8.12
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.86%, 2.61%, 2.61% and 1.61% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Assumes all dividends and distributions were reinvested.
 8

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  953.51           $4.35
  Hypothetical...............................     1,000.00         1,020.55            4.50
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           949.79            8.04
  Hypothetical...............................     1,000.00         1,016.75            8.32
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           949.75            8.04
  Hypothetical...............................     1,000.00         1,016.75            8.32
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           954.72            3.18
  Hypothetical...............................     1,000.00         1,021.75            3.29
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.65%, 1.65% and 0.65% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Assumes all dividends and distributions were reinvested.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  118.3%
           ALABAMA  1.4%
$  4,485   Alabama St Brd Ed Rev Athens St Univ (MBIA
           Insd) (a).................................... 5.000%   09/01/27   $    4,534,514
   1,095   Birmingham, AL Wtrwks & Swr Brd Rev Ser A
           (FGIC Insd).................................. 5.000    01/01/21        1,129,109
   3,670   Houston Cnty, AL Hlthcare Auth Ser A (AMBAC
           Insd)........................................ 5.250    10/01/30        3,677,010
   3,120   Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd) (Prerefunded @ 5/14/12)................ 5.400    06/01/22        3,461,921
                                                                             --------------
                                                                                 12,802,554
                                                                             --------------
           ALASKA  2.1%
   1,500   Alaska St Hsg Fin Corp Gen Hsg Ser A (FGIC
           Insd)........................................ 5.000    12/01/30        1,458,270
   6,525   Alaska St Intl Arpt Rev Rfdg Ser B (MBIA
           Insd) (b).................................... 5.000    10/01/24        6,601,627
   9,570   Alaska St Intl Arpt Rev Rfdg Ser D (MBIA
           Insd) (b).................................... 5.000    10/01/24        9,682,387
   1,215   Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)...... 6.000    09/01/19        1,267,719
     210   Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)
           (Prerefunded @ 9/01/09)...................... 6.000    09/01/19          224,173
                                                                             --------------
                                                                                 19,234,176
                                                                             --------------
           ARIZONA  1.9%
   2,000   Arizona Hlth Fac Auth Rev Catholic Hlthcare
           West Ser D (AMBAC Insd) (c) (d).............. 6.900    07/01/35        2,000,000
   1,225   Arizona St Univ Ctf Partn Resh Infrastructure
           Proj (AMBAC Insd)............................ 5.250    09/01/24        1,257,119
   2,800   Goodyear, AZ Mcdowell Rd Coml Corridor Impt
           Dist (AMBAC Insd)............................ 5.250    01/01/32        2,825,172
   5,000   Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
           Ctl Rev El Paso Elec Co Rfdg Ser A (FGIC
           Insd)........................................ 4.800    08/01/40        4,447,950
   1,900   Pima Cnty, AZ Indl Dev Auth AZ Charter Sch
           Proj Ser O................................... 5.000    07/01/26        1,614,924
   1,750   Pima Cnty, AZ Indl Dev Auth AZ Charter Sch
           Proj Ser O................................... 5.250    07/01/31        1,484,718
     385   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co Rfdg
           Ser A (FSA Insd)............................. 7.250    07/15/10          397,266
   4,000   Salt Verde Finl Corp Gas Rev AZ Sr........... 5.250    12/01/28        3,669,160
                                                                             --------------
                                                                                 17,696,309
                                                                             --------------
           ARKANSAS  1.0%
   2,500   Arkansas St Dev Fin Auth Rev St Agy Fac
           Donaghey Plaza Proj (FSA Insd)............... 5.000    06/01/29        2,513,000
   6,265   Little Rock, AR Sch Dist Rfdg Ser B (FSA
           Insd)........................................ 5.500    02/01/25        6,430,271
                                                                             --------------
                                                                                  8,943,271
                                                                             --------------

 10                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           CALIFORNIA  26.2%
$  1,625   Anaheim, CA Redev Agy Tax Allocation Rfdg
           Merged Redev Proj Area Ser A (FSA Insd)...... 5.000%   02/01/31   $    1,626,137
   4,000   Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Pool Ser A (XLCA Insd)....................... 5.250    09/01/35        3,886,640
   3,205   Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
           Insd)........................................ 5.000    10/01/30        3,137,214
   3,310   Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
           Insd)........................................ 5.000    10/01/36        3,202,624
   3,500   California Ed Fac Auth Rev Occidental College
           Ser A (MBIA Insd)............................ 5.000    10/01/36        3,502,170
  10,000   California Hsg Fin Agy Rev Home Mtg Ser E
           (AMT) (b).................................... 4.800    08/01/37        8,582,450
   2,500   California Hsg Fin Agy Rev Home Mtg Ser E
           (FGIC Insd) (AMT)............................ 5.000    02/01/24        2,402,000
  10,935   California Hsg Fin Agy Rev Home Mtg Ser G
           (AMT) (b).................................... 5.050    02/01/29       10,398,801
   4,900   California Hsg Fin Agy Rev Ser J (AMT)....... 5.050    08/01/27        4,559,205
  12,085   California St Dept Vet Affairs Home Pur Rev
           Ser A (AMT) (b).............................. 4.950    12/01/37       10,763,267
   4,500   California St Dept Vet Affairs Home Pur Rev
           Ser B (AMT).................................. 5.150    12/01/27        4,275,495
   5,000   California St Var Purp (b)................... 5.000    06/01/37        4,887,150
   8,800   California Stwide Cmnty Dev Auth Rev Insd Ser
           D (FSA Insd) (c) (d)......................... 5.640    04/01/32        8,800,000
   3,320   California Stwide Cmnty Dev Auth Rev Mtg
           Ridgecrest Rgl Ser A (MBIA Insd)............. 5.000    02/01/37        3,245,400
   2,980   California Stwide Cmnty Dev Auth Wtr &
           Wastewtr Rev Pooled Fin Pgm Ser C (FSA Insd)
           (a).......................................... 5.000    10/01/29        3,004,674
   4,000   California Stwide Cmnty Dev Auth Wtr &
           Wastewtr Rev Pooled Fin Pgm Ser C (FSA
           Insd)........................................ 5.250    10/01/34        4,058,120
   1,095   California Stwide Cmnty Dev Auth Wtr &
           Wastewtr Rev Pooled Fin Ser 2004A (FSA
           Insd)........................................ 5.000    10/01/29        1,104,067
   3,920   California Stwide Cmnty Dev Auth Wtr &
           Wastewtr Rev Pooled Fin Ser 2004A (FSA
           Insd)........................................ 5.250    10/01/24        4,098,948
   4,615   California Stwide Cmnty Dev Auth Wtr &
           Wastewtr Rev Ser D (FSA Insd) (a)............ 5.000    10/01/26        4,710,438
   7,430   Capistrano, CA Uni Sch Dist (FGIC Insd)
           (a).......................................... 5.000    09/01/25        7,369,966
   7,995   Capistrano, CA Uni Sch Dist (FGIC Insd)
           (a).......................................... 5.000    09/01/26        7,881,151
   5,600   Capistrano, CA Uni Sch Dist (FGIC Insd)...... 5.000    09/01/27        5,504,184
   3,500   Capistrano, CA Uni Sch Dist (FGIC Insd)...... 5.000    09/01/29        3,405,675
   5,000   Chino Vly Uni Sch Dist CA Election 2002 Ser C
           (MBIA Insd).................................. 5.250    08/01/30        5,106,350
     425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd)........................................ 6.700    08/01/21          529,431
  17,500   Golden St Tob Sec Corp CA Tob Settlement Rev
           Ser A-1 (b).................................. 5.750    06/01/47       15,510,074

See Notes to Financial Statements                                             11

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$    265   Golden West Sch Fin Auth CA Rev Rfdg Ser A
           (MBIA Insd) (a).............................. 5.750%   08/01/19   $      305,291
   7,000   Hawthorne, CA Cmnty Redev Agy Tax Alloc Proj
           Area No 2 (XLCA Insd)........................ 5.250    09/01/36        7,013,860
     690   Jurupa, CA Univ Sch Dist Election 2001 (FGIC
           Insd)........................................ 5.000    08/01/26          693,478
   3,360   Loma Linda, CA Redev Agy Tax Alloc Ser A
           (XLCA Insd).................................. 5.250    07/01/30        3,355,330
   7,450   Los Angeles, CA Muni Impt Corp Lease Rev
           Police Headquarters Fac Ser A (FGIC Insd).... 4.250    01/01/37        6,226,710
  10,000   Merced, CA Irr Dist Rev Ctf Partn Elec Sys
           Proj (XLCA Insd)............................. 5.250    09/01/36        9,926,500
   4,000   Murrieta Vy, CA Uni Sch Dist Pub Fin Auth Spl
           Tax Rev Ser A (AGL Insd)..................... 4.750    09/01/36        3,831,440
   3,000   Oxnard, CA Fin Auth Headworks Proj (AMBAC
           Insd)........................................ 5.000    06/01/36        2,977,380
   5,000   Palm Springs, CA Fin Lease Rev Convention Ctr
           Proj Ser A (MBIA Insd)....................... 5.500    11/01/29        5,172,500
  10,925   Palomar Pomerado Hlthcare Dist CA Ctf Partn
           Ser C (FSA Insd) (c) (d)..................... 7.090    11/01/36       10,925,000
   4,000   Port Oakland, CA Rfdg Inter Lien Ser A (MBIA
           Insd) (AMT).................................. 5.000    11/01/29        3,710,800
  10,000   Poway, CA Uni Sch Dist Spl Tax Cmnty Fac Dist
           No 6-4S Ranch (AMBAC Insd)................... 5.000    09/01/35        9,694,900
   1,140   Rohnert Park, CA Swr Sys Rev Ctf Partn Spl
           Term (AMBAC Insd)............................ 5.000    06/01/30        1,136,888
   5,140   San Marcos, CA Pub Fac Auth Rev Tax Increment
           Pass-Thru Ser A Rfdg (AMBAC Insd)............ 5.000    10/01/31        5,042,494
   2,785   Santa Monica, CA Cmnty College Rfdg Ser A
           (AMBAC Insd)................................. 5.000    02/01/27        2,757,985
   1,435   Sierra Kings, CA Hlthcare Dist Election 2006
           (Radian Insd)................................ 5.000    08/01/37        1,340,878
   5,380   South Orange Cnty, CA Pub Fin Auth Spl Tax
           Rev Ladera Ranch Ser A (AMBAC Insd).......... 5.000    08/15/27        5,327,007
   2,000   South Tahoe, CA Jt Pwr Fin Redev Proj Area No
           1 Rfdg Ser A (AMBAC Insd).................... 5.000    10/01/35        1,938,980
   2,625   Stockton, CA Port Dist Port Rev Ser A (MBIA
           Insd)........................................ 4.500    07/01/32        2,363,182
  10,005   Tobacco Sec Auth Southn CA Tob Settlement Ser
           A1 (b)....................................... 5.125    06/01/46        7,991,350
  10,000   University CA Regts Ser A (b)................ 4.500    05/15/47        8,913,250
   2,000   Vallecitos Wtr Dist Wtr Ser A (FSA Insd)..... 5.000    07/01/35        2,005,720

 12                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$    700   Vallejo City, CA Uni Sch Rfdg Ser A (MBIA
           Insd)........................................ 5.900%   08/01/25   $      721,077
   4,440   Washington, CA Uni Sch Dist Yolo Cnty Partn
           New High Sch Proj (AMBAC Insd)............... 5.000    08/01/30        4,346,138
                                                                             --------------
                                                                                243,269,769
                                                                             --------------
           COLORADO  4.1%
   3,500   Arkansas River Pwr Auth CO Pwr Rev Impt (XLCA
           Insd)........................................ 5.000    10/01/43        3,173,310
   3,745   Colorado Ed & Cultural Fac Auth Rev Charter
           Sch Aurora Academy Sch Proj Rfdg Ser A (XLCA
           Insd) (a).................................... 5.250    02/15/34        3,756,010
   2,500   Colorado Ed & Cultural Fac Auth Rev Charter
           Sch Bromley Sch Proj Rfdg (XLCA Insd)........ 5.250    09/15/32        2,513,725
   1,000   Colorado Ed & Cultural Fac Auth Rev Charter
           Sch Woodrow Wilson Sch Proj Rfdg Ser A (XLCA
           Insd)........................................ 5.250    12/01/34        1,003,680
   2,770   Colorado Ed & Cultural Fac Auth Rev Rfdg
           Charter Sch Challenge Proj Rfdg (CIFG
           Insd)........................................ 5.000    06/01/37        2,631,362
   1,500   Colorado Hlth Fac Auth Rev Hosp Valley View
           Assn Proj.................................... 5.125    05/15/37        1,301,805
   2,000   Compark Business Campus Met Dist Co Rfdg &
           Impt Ser A (Radian Insd)..................... 5.600    12/01/34        1,997,080
   2,095   Conservatory Met Dist CO Arapahoe Cnty Rfdg &
           Impt Ltd Tax Conv Unltd (Radian Insd)........ 5.125    12/01/37        1,917,805
  10,580   Denver, CO Convention Ctr Hotel Auth Rev Rfdg
           (XLCA Insd).................................. 5.000    12/01/35        9,459,895
  11,220   Southlands Met Dist No 1 CO Rfdg & Impt
           (Radian Insd)................................ 5.250    12/01/34       10,604,583
                                                                             --------------
                                                                                 38,359,255
                                                                             --------------
           CONNECTICUT  0.3%
   1,000   Connecticut St Hlth & Ed Fac Auth Rev Hosp
           For Spl Care Ser C (Radian Insd)............. 5.250    07/01/32          986,420
   1,600   Connecticut St Hsg Fin Auth Hsg Mtg Fin Pg
           Subser B (AMBAC Insd) (AMT).................. 5.050    11/15/33        1,463,680
                                                                             --------------
                                                                                  2,450,100
                                                                             --------------
           DISTRICT OF COLUMBIA  0.4%
   4,000   Metropolitan Washington DC Arpt Ser A (FSA
           Insd) (AMT).................................. 5.000    10/01/32        3,657,320
                                                                             --------------

           FLORIDA  9.0%
     140   Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)........................................ 5.950    07/01/20          147,722
   1,765   Florida Hsg Fin Corp Rev Ser 6 (AMT)......... 4.550    07/01/26        1,594,007
      35   Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)..... 4.550    07/01/26           30,147
   3,500   Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)..... 4.625    07/01/31        3,014,694
   2,500   Florida Hsg Fin Corp Rev Ser 6 (AMT) (b)..... 4.700    07/01/37        2,153,353

See Notes to Financial Statements                                             13

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$  1,000   Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd)........................................ 5.125%   02/01/31   $      993,940
     575   Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................ 5.750    11/01/14          616,360
   1,185   Florida St Brd Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................. 5.000    06/01/23        1,204,955
   2,750   Florida St Brd Ed Lottery Rev Ser B (FGIC
           Insd)........................................ 5.250    07/01/13        2,793,092
     750   Florida St Brd of Regt Hsg Rev (MBIA Insd)... 5.750    07/01/14          798,480
   1,900   Fort Myers, FL Impt Rev Rfdg (MBIA Insd)..... 4.450    12/01/35        1,716,802
   1,340   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.150    12/01/20        1,393,654
     500   Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.650    12/01/20          517,365
   5,000   Halifax Hosp Med Ctr FL Hosp Rev Ser B-1 (FSA
           Insd) (c) (d)................................ 7.000    06/01/46        5,000,000
   4,000   Halifax Hosp Med Ctr FL Hosp Rev Ser B-2 (FSA
           Insd) (c) (d)................................ 7.280    06/01/46        4,000,000
   2,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Ser F (FSA Insd) (c) (d)...... 5.500    11/15/35        2,000,000
  11,000   Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys Ser B (AGL Insd) (c)
           (d).......................................... 6.140    11/15/37       11,000,000
     800   Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Hillsborough Cnty Rfdg (AMBAC
           Insd)........................................ 5.000    12/01/34          792,440
   1,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................ 6.100    10/01/18        1,012,140
   1,000   Key West, FL Util Brd Elec Rev Cap Apprec Ser
           D (AMBAC Insd) (e)...........................   *      10/01/13          801,540
  16,100   Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt Ser A (CIFG Insd) (AMT)................. 5.000    10/01/38       14,330,449
   1,000   Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Unvl Blvd Rfdg (AMBAC Insd).................. 5.125    04/01/20        1,034,000
   2,200   Palm Beach Cnty, FL Hlth Fac Auth Rev
           Waterford Proj............................... 5.250    11/15/17        2,159,828
     750   Polk Cnty, FL Sch Brd Ctf Partn Master Lease
           Ser A (FSA Insd)............................. 5.500    01/01/16          806,220
   1,000   Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18        1,015,730
     535   Saint Johns Cnty, FL Indl Dev Auth
           Professional Golf Proj Rfdg (MBIA Insd)...... 5.250    09/01/12          575,558
   1,000   Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)........................................ 5.000    07/01/21        1,033,140
   2,125   Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)..................................   *      07/01/18        1,302,880
     500   Seminole Tribe FL Spl Oblig Rev Ser A (f).... 5.250    10/01/27          452,180
     500   Seminole Tribe FL Spl Oblig Rev Ser A (f).... 5.750    10/01/22          490,140
   4,000   Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22        4,250,520
   8,825   Tallahassee, FL Hlth Fac Rev Tallahassee Mem
           Regl Med Rfdg Ser A (MBIA Insd).............. 6.625    12/01/13        8,853,417
   1,000   Village Ctr Cmnty Dev Dist FL Ser A (MBIA
           Insd)........................................ 5.200    11/01/25        1,012,960

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$  3,735   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Rfdg Ser B (AMBAC Insd)............... 5.250%   10/15/19   $    3,803,052
   1,000   Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Rfdg Ser B (AMBAC Insd)............... 5.250    10/15/22        1,020,090
                                                                             --------------
                                                                                 83,720,855
                                                                             --------------
           GEORGIA  5.8%
   1,370   Atlanta, GA Tax Allocation Rfdg Atlantic Sta
           Proj (AGL Insd).............................. 5.250    12/01/21        1,426,937
   1,000   Atlanta, GA Tax Allocation Rfdg Atlantic Sta
           Proj (AGL Insd).............................. 5.250    12/01/22        1,034,410
   4,390   Bleckley-Cochran, GA Dev Auth Student Hsg Fac
           Rev MGC Real Estate Fndtn Ser A (CIFG
           Insd)........................................ 5.000    07/01/25        4,397,595
  11,355   Bleckley-Cochran, GA Dev Auth Student Hsg Fac
           Rev MGC Real Estate Fndtn Ser A (CIFG Insd)
           (a).......................................... 5.000    07/01/36       11,052,616
  14,530   Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (AMBAC Insd)................................. 6.400    01/01/13       16,136,728
     160   Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (AMBAC Insd) (Prerefunded @ 1/01/11)......... 6.400    01/01/13          176,499
   9,445   Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (MBIA Insd).................................. 6.500    01/01/17       10,908,219
     145   Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (MBIA Insd) (Prerefunded @ 1/01/14).......... 6.500    01/01/17          170,732
     860   Georgia Muni Elec Auth Pwr Rev Ser Y (AMBAC
           Insd) (e).................................... 6.400    01/01/13          952,261
     410   Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
           Insd)........................................ 6.500    01/01/17          475,387
   1,000   Georgia St Hsg & Fin Auth Rev Single Family
           Mtg Ser D-2 (AMT)............................ 5.250    12/01/37          927,800
   4,000   Gwinnett Cnty, GA Hosp Auth Rev Antic Ctf
           Gwinnett Hosp Sys Proj Ser E (FSA Insd) (c)
           (d).......................................... 7.000    07/01/34        4,000,000
   2,500   Gwinnett Cnty, GA Hosp Auth Rev Antic Ctf
           Gwinnett Hosp Sys Proj Ser F (FSA Insd) (c)
           (d).......................................... 5.890    07/01/42        2,500,000
                                                                             --------------
                                                                                 54,159,184
                                                                             --------------
           IDAHO  0.4%
   3,750   Idaho Hsg & Fin Assn Single Family Mtg Rev
           Class III Ser G-1 (AMT)...................... 5.125    01/01/29        3,659,400
                                                                             --------------

           ILLINOIS  14.6%
   1,000   Bartlett, IL Tax Increment Rev Rfdg Sr Lien
           Quarry Redev Proj............................ 5.600    01/01/23          950,310
   5,010   Bourbonnais, IL Indl Proj Rev Olivet Nazarene
           Univ Proj (Radian Insd)...................... 5.125    11/01/37        4,640,563
   1,500   Chicago, IL Brd Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)................................   *      12/01/19          839,250
   1,020   Chicago, IL Brd Ed Cap Apprec Sch Reform Ser
           A (FGIC Insd)................................   *      12/01/25          378,553

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$  2,845   Chicago, IL Brd Ed Cap Apprec Sch Reform Ser
           B-1 (FGIC Insd)..............................   *      12/01/19   $    1,591,777
   5,925   Chicago, IL Midway Arpt Rev Second Lien Rfdg
           Ser B (AMBAC Insd) (a)....................... 5.000%   01/01/21        6,064,237
   6,220   Chicago, IL Midway Arpt Rev Second Lien Rfdg
           Ser B (AMBAC Insd) (a)....................... 5.000    01/01/22        6,337,247
   1,000   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Rfdg Ser A (MBIA Insd)............ 5.000    01/01/29          971,010
   5,000   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Rfdg Ser E (CIFG Insd)............ 5.000    01/01/34        4,783,400
   2,840   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Rfdg Ser E (CIFG Insd) (a)........ 5.250    01/01/21        2,901,912
   3,120   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Rfdg Ser E (CIFG Insd)............ 5.250    01/01/23        3,159,874
   1,430   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Rfdg Ser E (CIFG Insd)............ 5.250    01/01/24        1,441,869
   6,000   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (MBIA Insd) (b)............. 5.250    01/01/24        6,070,695
   1,525   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (MBIA Insd) (b)............. 5.250    01/01/25        1,542,968
   3,855   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A (MBIA Insd) (b)............. 5.250    01/01/26        3,900,422
  17,500   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A-2 Rfdg (FSA Insd) (AMT)
           (b).......................................... 5.750    01/01/20       18,218,288
  20,000   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien Ser A-2 Rfdg (FSA Insd) (AMT)
           (b).......................................... 5.750    01/01/21       20,649,200
     615   Chicago, IL Pk Dist Ser C (FGIC Insd)........ 5.500    01/01/19          642,146
     145   Chicago, IL Proj Rfdg Ser A (AMBAC Insd)..... 5.625    01/01/39          147,864
   3,230   Chicago, IL Proj Rfdg Ser A (FGIC Insd)...... 5.375    01/01/34        3,244,955
   1,305   Chicago, IL Proj Rfdg Ser A (MBIA Insd)...... 5.500    01/01/38        1,322,944
      50   Chicago, IL Proj Rfdg Ser A (MBIA Insd)
           (Prerefunded @ 1/01/11)...................... 5.500    01/01/38           54,406
   4,975   Chicago, IL Single Family Mtg Rev Coll Ser I
           (GNMA Collateralized) (AMT).................. 5.300    06/01/43        5,032,909
     345   Cook Cnty, IL Sch Dist No 100 Berwyn South
           Cap Apprec (FSA Insd) (a).................... 8.100    12/01/16          458,070
     290   Cook Cnty, IL Sch Dist No 100 Berwyn South
           Cap Apprec (FSA Insd) (a).................... 8.200    12/01/14          373,891
   2,605   Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd) (a).......................   *      12/01/17        1,664,282
   2,995   Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd) (a).......................   *      12/01/18        1,798,258
   4,210   Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd) (a).......................   *      12/01/19        2,363,536
   4,050   Cook Cnty, IL Sch Dist No 122 Oak Lawn Cap
           Apprec (FGIC Insd)...........................   *      12/01/20        2,129,490

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$  3,000   Du Page Cnty, IL Cmnty High Sch (FSA Insd)... 5.600%   01/01/22   $    3,201,030
     540   Grundy, Kendall & Will Cntys, IL (AMBAC
           Insd)........................................ 5.500    05/01/20          563,976
     340   Grundy, Kendall & Will Cntys, IL (AMBAC
           Insd)........................................ 5.500    05/01/21          352,645
   3,000   Huntley, IL Spl Svc Area No 10 Spl Tax Rfdg
           (AGL Insd)................................... 5.100    03/01/29        3,004,140
   2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm
           Rockford Sch 205 (FSA Insd).................. 6.650    02/01/11        2,215,740
   2,150   Illinois Fin Auth Rev Carle Fndtn Subser A-4
           (FGIC Insd) (c) (d).......................... 7.499    02/15/35        2,150,000
   1,000   Illinois Fin Auth Rev IL Fin Auth Roosevelt
           Univ......................................... 5.400    04/01/27          949,130
     580   Illinois Hsg Dev Auth Multi Fam Rev Ser K.... 4.600    07/01/23          557,206
   2,000   Illinois Med Dist (MBIA Insd)................ 5.250    06/01/32        2,004,300
   1,200   Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)........   *      12/01/14          911,472
   6,790   Lake Cnty, IL Cmnty Unit Sch Dist No 60
           Waukegan Cap Apprec Ser A (FSA Insd).........   *      12/01/17        4,437,537
   3,000   McHenry & Kane Cnty, IL Cmnty Cons Sch Dist
           No 158 Cap Apprec (FGIC Insd)................   *      01/01/17        1,974,180
   4,000   McHenry & Kane Cnty, IL Cmnty Cons Sch Dist
           No 158 Cap Apprec (FGIC Insd)................   *      01/01/18        2,473,760
   1,330   McHenry Cnty, IL Cmnty High Sch Dist No 154
           Cap Apprec (FGIC Insd).......................   *      01/01/16          942,039
   6,000   Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Ser A (MBIA
           Insd)........................................ 5.250    06/15/42        6,035,040
                                                                             --------------
                                                                                135,446,521
                                                                             --------------
           INDIANA  1.6%
     470   Indiana Bd Bk Spl Pgm Ser A (AMBAC Insd)
           (e).......................................... 9.750    08/01/09          497,805
   3,500   Indiana Muni Pwr Agy Pwr Supply Ser A (MBIA
           Insd)........................................ 5.000    01/01/37        3,411,170
   3,590   Indiana Muni Pwr Agy Pwr Supply Ser A (MBIA
           Insd)........................................ 5.000    01/01/42        3,478,818
     500   Plainfield, IN Cmnty High Sch Bldg Corp First
           Mtg (FGIC Insd).............................. 5.000    01/15/30          493,430
   5,200   Reid Hosp & Hlthcare Svc Inc Richmond IN Hosp
           Auth Reid Proj Ser B (FSA Insd) (c) (d)...... 5.640    01/01/45        5,200,000
   1,725   Reid Hosp & Hlthcare Svc Inc Richmond IN Hosp
           Auth Hosp Proj Ser C (FSA Insd) (c) (d)...... 5.540    01/01/45        1,725,000
                                                                             --------------
                                                                                 14,806,223
                                                                             --------------
           IOWA  0.3%
   2,375   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................. 5.750    07/01/17        2,428,960
                                                                             --------------

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           LOUISIANA  2.2%
$  3,075   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp
           Rev Lake Charles Mem Hosp Proj Ser A (Connie
           Lee Insd).................................... 6.375%   12/01/12   $    3,325,090
   5,530   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp
           Rev Lake Charles Mem Hosp Proj Ser A (Connie
           Lee Insd).................................... 6.500    12/01/18        6,620,405
   7,500   Lafayette, LA Util Rev (MBIA Insd)........... 5.250    11/01/24        7,730,925
   2,500   Louisiana St Gas & Fuels Tax Rev Ser A (XLCA
           Insd)........................................ 5.000    05/01/28        2,503,175
     140   New Orleans, LA Home Mtg Auth Single Family
           Mtg Rev Ser 1985 (MBIA Insd).................   *      09/15/16           58,097
                                                                             --------------
                                                                                 20,237,692
                                                                             --------------
           MARYLAND  0.4%
   1,255   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
           Dev Ser P (AMT) (b).......................... 4.450    09/01/21        1,143,883
   1,000   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
           Dev Ser P (AMT) (b).......................... 4.550    09/01/26          911,461
   1,350   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
           Dev Ser P (AMT) (b).......................... 4.625    09/01/31        1,230,472
     675   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
           Dev Ser P (AMT) (b).......................... 4.700    03/01/37          615,236
                                                                             --------------
                                                                                  3,901,052
                                                                             --------------
           MASSACHUSETTS  3.1%
   2,350   Massachusetts Muni Whsl Elec Co Nuclear Mix
           Ser 1-A (MBIA Insd).......................... 5.250    07/01/13        2,531,491
     175   Massachusetts Muni Whsl Elec Co Proj No. 6-A
           Ser A (MBIA Insd)............................ 5.250    07/01/16          185,799
   3,300   Massachusetts St Hlth & Ed Fac Auth Rev
           Caregroup Ser C-2 (AMBAC Insd) (c) (d)....... 7.500    07/01/25        3,300,000
  12,000   Massachusetts St Hlth & Ed Fac Auth Rev
           Partners Hlthcare Sys Ser F-2 (FSA Insd) (c)
           (d).......................................... 4.490    07/01/40       12,000,000
   2,065   Massachusetts St Hsg Fin Agy Hsg Rev Single
           Family Hsg Ser 126 (AMT) (b)................. 4.625    06/01/32        1,805,634
   3,000   Massachusetts St Hsg Fin Agy Hsg Ser A
           (AMT)........................................ 5.200    12/01/37        2,762,190
   1,745   Massachusetts St Hsg Fin Agy Hsg Ser C
           (AMT)........................................ 5.100    12/01/27        1,643,633
   5,000   Massachusetts St Wtr Pollutn Abatement Tr
           Pool Pgm Ser 12 (b).......................... 4.375    08/01/31        4,524,275
                                                                             --------------
                                                                                 28,753,022
                                                                             --------------
           MICHIGAN  0.3%
      75   Chippewa Valley, MI Sch Bldg & Site (FSA
           Insd)........................................ 5.000    05/01/20           79,035
   3,000   Michigan Tob Settlement Fin Auth Tob
           Settlement Asset Sr Ser A.................... 6.000    06/01/48        2,750,940
                                                                             --------------
                                                                                  2,829,975
                                                                             --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           MISSISSIPPI  0.1%
$  1,000   Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Rfdg Ser A (FGIC Insd)
           (e).......................................... 8.500%   02/01/13   $    1,245,430
                                                                             --------------

           MISSOURI  0.6%
     220   Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
           (FSA Insd)................................... 5.500    03/01/16          235,334
     230   Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
           (FSA Insd)................................... 5.500    03/01/17          245,500
   2,750   Springfield, MO Pub Bldg Corp Leasehold Rev
           Springfield Branson Arpt Ser B (AMBAC Insd)
           (AMT) (b).................................... 4.550    07/01/29        2,294,465
   3,350   Springfield, MO Pub Bldg Corp Leasehold Rev
           Springfield Branson Aprt Ser B (AMBAC Insd)
           (AMT) (b).................................... 4.600    07/01/36        2,795,076
                                                                             --------------
                                                                                  5,570,375
                                                                             --------------
           MONTANA  0.1%
   1,000   Montana St Brd Hsg Single Family Mtg Ser D
           (AMT)........................................ 5.100    12/01/27          941,910
                                                                             --------------

           NEBRASKA  2.2%
  15.570   Nebraska Pub Pwr Dist Rev Gen Ser B (FSA
           Insd) (b).................................... 5.000    01/01/37       15,533,153
   3,620   Saunders Cnty, NE (FSA Insd) (a)............. 5.000    11/01/35        3,571,818
   2,000   Washington Cnty, NE Wastewtr & Solid Waste
           Disp Fac Rev Cargill Inc Proj (AMT).......... 4.850    04/01/35        1,810,460
                                                                             --------------
                                                                                 20,915,431
                                                                             --------------
           NEVADA  1.2%
   3,045   Clark Cnty, NV Arpt Rev Sub Lien Ser A-1
           (FGIC Insd) (AMT)............................ 5.500    07/01/20        3,094,572
   3,000   Clark Cnty, NV Arpt Rev Sub Lien Ser A-1
           (FGIC Insd) (AMT)............................ 5.500    07/01/21        3,031,290
   4,000   Clark Cnty, NV Arpt Rev Sub Lien Ser A-1
           (FGIC Insd) (AMT)............................ 5.500    07/01/22        4,024,840
     935   Reno, NV Cap Impt Rev (FGIC Insd)............ 5.125    06/01/26          941,031
                                                                             --------------
                                                                                 11,091,733
                                                                             --------------
           NEW JERSEY  4.7%
   2,500   New Jersey St Hsg & Mtg Fin Agy Rev Single
           Family Hsg Ser U (AMT)....................... 4.900    10/01/27        2,274,600
  12,430   Tobacco Settlement Fin Corp NJ Ser A-1 (b)... 4.750    06/01/34        9,854,069
  40,000   Tobacco Settlement Fin Corp NJ Ser A-1 (b)... 5.000    06/01/41       32,054,200
                                                                             --------------
                                                                                 44,182,869
                                                                             --------------

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           NEW YORK  1.7%
$  5,470   New York City Hlth & Hosp Hlth Sys Ser A (FSA
           Insd)........................................ 5.000%   02/15/21   $    5,636,452
   2,360   New York City, NY City Hsg Dev Corp Ser B-1
           (AMT)........................................ 5.125    11/01/32        2,204,641
   5,000   New York City, NY Indl Dev Agy Civic Fac Rev
           Polytechnic Univ Proj (ACA Insd) (b)......... 5.250    11/01/27        4,215,650
   3,105   New York St Dorm Auth Rev Insd Brooklyn Law
           Sch Ser B (XLCA Insd) (a).................... 5.375    07/01/21        3,201,286
   1,000   New York St Mtg Agy Homeowner Mtg Rev
           (AMT)........................................ 5.125    10/01/37          917,010
                                                                             --------------
                                                                                 16,175,039
                                                                             --------------
           NORTH CAROLINA  0.8%
   7,000   Charlotte-Mecklenburg Hosp Auth NC Hlthcare
           Sys Rev Ser J (FSA Insd) (c) (d)............. 5.050    01/15/46        7,000,000
                                                                             --------------

           NORTH DAKOTA  1.2%
   5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
           Station Rfdg (AMBAC Insd).................... 7.200    06/30/13        5,619,300
   5,000   Oliver Cnty, ND Pollutn Ctl Rev Square Butte
           Elec Coop Rfdg Ser A (AMBAC Insd)............ 5.300    01/01/27        5,040,250
     675   Ward Cnty, ND Hlthcare Fac Rev Trinity
           Obligated Group.............................. 5.125    07/01/25          634,081
                                                                             --------------
                                                                                 11,293,631
                                                                             --------------
           OKLAHOMA  1.1%
   1,000   Chickasaw Nation, OK Hlth Sys (f)............ 6.250    12/01/32          991,820
   1,480   Jenks, OK Aquarium Auth Rev Rfdg (MBIA
           Insd)........................................ 5.250    07/01/33        1,500,646
   4,320   McAlester, OK Pub Wks Auth Util Cap Apprec
           Ser A (FSA Insd).............................   *      02/01/30        1,218,931
   2,400   Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
           (FGIC Insd).................................. 5.250    10/01/29        2,435,640
   2,000   Oklahoma Colleges Brd Regt Stad Univ Cent OK
           Ser B (AMBAC Insd)........................... 5.500    06/01/24        2,083,780
   2,000   Tulsa, OK Cmnty College Rev (AMBAC Insd)..... 5.500    07/01/22        2,119,840
                                                                             --------------
                                                                                 10,350,657
                                                                             --------------
           PENNSYLVANIA  3.0%
   5,000   Allegheny Cnty, PA Hosp Dev Auth Rev Insd
           Hlth Sys Ser A (MBIA Insd) (Prerefunded @
           11/15/10).................................... 6.500    11/15/30        5,585,850
   4,875   Allegheny Cnty, PA Hosp Dev Auth Rev
           Pittsburgh Mercy Hlth Sys Inc (AMBAC Insd)
           (e).......................................... 5.625    08/15/26        5,301,514
     500   Allegheny Cnty, PA San Auth Swr (FGIC
           Insd)........................................ 5.000    12/01/37          488,625
     500   Dauphin Cnty, PA Gen Auth Hlth Sys Rev
           Pinnacle Hlth Sys Proj (FSA Insd) (c) (d).... 7.000    05/15/29          500,000
     250   Harrisburg, PA Auth Res Gtd Sub Ser D-2 (FSA
           Insd)........................................ 5.000    12/01/33          268,713
   3,000   Lycoming Cnty, PA Auth College Rev PA College
           of Technology (AMBAC Insd)................... 5.350    07/01/26        3,030,270

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           PENNSYLVANIA (CONTINUED)
$  1,800   Pennsylvania Hsg Fin Agy Single Family Mtg
           Rev Ser 96-A (AMT) (b)....................... 4.600%   10/01/27   $    1,543,580
   2,500   Pennsylvania Hsg Fin Agy Single Family Mtg
           Rev Ser 96-A (AMT) (b)....................... 4.650    10/01/31        2,143,861
   4,700   Pennsylvania Hsg Fin Agy Single Family Mtg
           Rev Ser 96-A (AMT) (b)....................... 4.700    10/01/37        4,030,459
   4,555   Philadelphia, PA Gas Wks Rev 1998 Gen
           Ordinance 4th Ser (FSA Insd)................. 5.250    08/01/21        4,722,533
                                                                             --------------
                                                                                 27,615,405
                                                                             --------------
           RHODE ISLAND  0.1%
   1,075   Rhode Island Hsg & Mtg Fin Corp Homeownership
           Oppty Ser 57-B (AMT)......................... 5.350    10/01/37        1,015,284
                                                                             --------------

           SOUTH CAROLINA  2.0%
   5,170   Easley, SC Util Rev Impt & Rfdg (FSA Insd)
           (Prerefunded @ 12/01/15)..................... 5.000    12/01/34        5,624,546
   3,000   Kershaw Cnty, SC Pub Sch Fndtn Installment
           Pwr Rev Dist Proj (CIFG Insd)................ 5.000    12/01/30        2,829,000
   3,800   Scago Ed & Fac Corp for Cherokee Cnty SC Proj
           Ser B (FSA Insd)............................. 5.000    12/01/30        3,759,074
   6,500   South Carolina Jobs Econ Dev Auth Indl Rev
           Elec & Gas Co Proj Ser A (AMBAC Insd)........ 5.200    11/01/27        6,557,655
                                                                             --------------
                                                                                 18,770,275
                                                                             --------------
           SOUTH DAKOTA  1.1%
   5,205   South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)........................................ 6.625    09/01/12        5,713,372
   4,000   South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)........................................ 6.700    09/01/17        4,915,880
                                                                             --------------
                                                                                 10,629,252
                                                                             --------------
           TENNESSEE  1.4%
  13,000   Knox Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev
           Covenant Hlth Subser B-2 (AGL Insd) (c)
           (d).......................................... 6.250    01/01/46       13,000,000
                                                                             --------------

           TEXAS  10.6%
     620   Alamo, TX Cmnty College Dist Combined Fee
           Rfdg (FSA Insd).............................. 5.000    11/01/22          641,743
   5,250   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
           Scott White Mem Ser A-2 (FSA Insd) (c) (d)... 4.490    09/01/41        5,250,000
  12,000   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
           Scott White Mem Ser C (FSA Insd) (c) (d)..... 4.900    09/01/46       12,000,000
   5,000   Brazos Riv Auth TX Rev Houston Ind Inc Proj
           Ser C (AMBAC Insd)........................... 5.125    05/01/19        5,104,700
   4,000   Dallas Fort Worth, TX Intl Arpt Rev Impt Ser
           B (FSA Insd) (AMT) (b)....................... 5.375    11/01/21        4,061,140

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$  6,110   Dallas Fort Worth, TX Intl Arpt Rev Impt Ser
           B (FSA Insd) (AMT) (b)....................... 5.500%   11/01/19   $    6,332,343
   9,125   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Baylor College Med Ser A-4 (AMBAC Insd) (c)
           (d).......................................... 8.480    11/15/47        9,125,000
   8,975   Harris Cnty, TX Hlth Fac Dev Corp Rev
           Christus Hlth Ser A-3 (FSA Insd) (c) (d)..... 6.140    07/01/31        8,975,000
   2,525   Harris Cnty, TX Hlth Fac Dev Corp Rev
           Christus Hlth Ser A-4 (FSA Insd) (c) (d)..... 6.800    07/01/31        2,525,000
  22,500   Houston, TX Util Sys Rev First Lien Rfdg Ser
           A (FGIC Insd)................................ 5.250    05/15/23       22,946,625
     750   Laredo, TX Cmnty College Dist Unrefunded
           Balance Bldg & Rfdg (AMBAC Insd)............. 5.300    08/01/26          755,663
   2,500   North TX Twy Auth Rev Rfdg Sys First Tier Ser
           A (g)........................................ 5.625    01/01/33        2,504,400
   2,750   Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
           Christi Proj Rfdg (FSA Insd)................. 5.000    07/15/25        2,805,330
   2,000   Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
           Christi Proj Rfdg (FSA Insd)................. 5.000    03/01/27        2,025,440
   1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys
           Rev Ser B (FGIC Insd) (e).................... 5.000    09/01/15        1,879,762
   1,000   Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Ser B (GNMA Collateralized)
           (AMT)........................................ 5.250    09/01/32          943,530
   1,000   Texas St Dept Hsg & Cmnty Affairs Single
           Family Rev Ser B (GNMA Collateralized)
           (AMT)........................................ 5.300    09/01/39          937,620
  10,000   Texas St Tpk Auth Cent TX Tpk First Tier Ser
           A (AMBAC Insd)............................... 5.500    08/15/39       10,208,500
                                                                             --------------
                                                                                 99,021,796
                                                                             --------------
           UTAH  0.1%
     520   Provo, UT Elec Rev 1984 Rfdg Ser A (AMBAC
           Insd) (e).................................... 10.375   09/15/15          658,996
                                                                             --------------

           VIRGINIA  2.5%
   3,500   Roanoke, VA Indl Dev Auth Hosp Rev Carilion
           Hlth Sys Ser A-1 (FSA Insd) (c) (d).......... 6.380    07/01/36        3,500,000
   3,150   Virginia St Hsg Auth Dev Auth Rental Hsg Ser
           D (AMT) (b).................................. 4.500    07/01/29        2,735,171
   3,650   Virginia St Hsg Auth Dev Auth Rental Hsg Ser
           D (AMT) (b).................................. 4.600    07/01/33        3,159,999
   5,835   Virginia St Hsg Auth Dev Auth Rental Hsg Ser
           D (AMT) (b).................................. 4.650    01/01/39        4,934,998
   9,950   Virginia St Hsg Dev Auth Comwlth Mtg Ser B
           (AMT) (b).................................... 4.850    01/01/36        8,793,680
                                                                             --------------
                                                                                 23,123,848
                                                                             --------------

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON   MATURITY       VALUE
-------------------------------------------------------------------------------------------
           WASHINGTON  7.5%
$  4,115   Chelan Cnty, WA Sch Dist No 246 (FSA Insd)... 5.000%   12/01/21   $    4,246,392
  11,340   Energy Northwest WA Elec Rev Columbia
           Generating Rfdg Ser A (FSA Insd)............. 5.500    07/01/17       12,280,993
   4,500   Energy Northwest WA Elec Rev Proj No 3 Rfdg
           Ser A (FSA Insd)............................. 5.500    07/01/17        4,866,120
  14,500   Energy Northwest WA Elec Rev Proj No 3 Rfdg
           Ser A (FSA Insd)............................. 5.500    07/01/18       15,376,670
   5,000   Energy Northwest WA Elec Rev Proj No 3 Rfdg
           Ser B (FSA Insd)............................. 6.000    07/01/16        5,565,550
   1,365   Energy Northwest WA Wind Proj (AMBAC Insd)... 5.000    07/01/23        1,380,506
   1,215   Fife, WA Wtr & Swr Rev (MBIA Insd) (a)....... 5.000    04/01/24        1,229,434
   1,160   Fife, WA Wtr & Swr Rev (MBIA Insd) (a)....... 5.000    04/01/29        1,160,592
   1,600   Fife, WA Wtr & Swr Rev (MBIA Insd)........... 5.125    04/01/24        1,602,768
   1,025   King Cnty, WA Hsg Auth Cap Fd Pgm Rev Egis
           Hsg Pgm (FSA Insd) (AMT)..................... 5.300    06/01/23        1,015,447
   5,115   Lynnwood, WA Pub Fac Dist Rev Convention Ctr
           (AMBAC Insd)................................. 5.000    12/01/34        5,062,622
     145   Snohomish Cnty, WA Pub Util 1 (FSA Insd)..... 5.000    12/01/24          147,342
   2,565   Snohomish Cnty, WA Pub Util 1 (FSA Insd)..... 5.500    12/01/23        2,722,671
   3,000   Spokane, WA Pub Fac Dist Hotel (MBIA Insd)... 5.250    09/01/33        3,027,570
   2,000   Spokane, WA Pub Fac Dist Hotel (MBIA Insd)... 5.750    12/01/25        2,129,040
   2,420   Spokane, WA Pub Fac Dist Hotel (MBIA Insd)... 5.750    12/01/26        2,557,529
   5,000   Washington St Hlthcare Fac Auth Rev
           Providence Hlth Ser D (FSA Insd) (g)......... 5.250    10/01/33        5,075,700
                                                                             --------------
                                                                                 69,446,946
                                                                             --------------
           WEST VIRGINIA  0.2%
   1,530   West Virginia Econ Dev Auth Lease Rev
           Correctional Juvenile & Pub Ser A (MBIA
           Insd)........................................ 5.500    06/01/19        1,626,834
                                                                             --------------

           PUERTO RICO  0.3%
   3,000   Puerto Rico Indl Tourist Ed Med &
           Environmental Ctl Fac Hosp Aux (MBIA Insd)... 6.250    07/01/16        3,008,730
                                                                             --------------

TOTAL LONG-TERM INVESTMENTS  117.6%
  (Cost $1,123,903,860)...................................................    1,093,040,079
TOTAL SHORT-TERM INVESTMENTS  0.7%
  (Cost $6,365,000).......................................................        6,365,000
                                                                             --------------

TOTAL INVESTMENTS  118.3%
  (Cost $1,130,268,860)...................................................    1,099,405,079

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                                           VALUE
-------------------------------------------------------------------------------------------
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (19.9%)
  (Cost ($184,920,000))
$(184,920) Notes with interest rates ranging from 2.15% to 3.10% at March
           31, 2008 and contractual maturities of collateral ranging from
           2019 to 2047 (See Note 1) (h)..................................   $ (184,920,000)
                                                                             --------------

TOTAL NET INVESTMENTS  98.4%
  (Cost $945,348,860).....................................................      914,485,079
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...............................       15,358,788
                                                                             --------------

NET ASSETS  100.0%........................................................   $  929,843,867
                                                                             ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Underlying security related to Inverse Floaters entered into by the Fund. See Notes 1H and 6B.

(c) Variable Rate Coupon

(d) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(e) Escrowed to Maturity

(f) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Security purchased on a when-issued or delayed delivery basis.

(h) Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2008.

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

ACA--American Capital Access

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $1,130,268,860).....................  $1,099,405,079
Cash........................................................         599,893
Receivables:
  Interest..................................................      13,379,365
  Investments Sold..........................................      12,188,894
  Fund Shares Sold..........................................         414,326
Other.......................................................         300,703
                                                              --------------
    Total Assets............................................   1,126,288,260
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     184,920,000
  Investments Purchased.....................................       7,445,850
  Fund Shares Repurchased...................................       2,114,931
  Income Distributions......................................         639,361
  Investment Advisory Fee...................................         404,435
  Distributor and Affiliates................................         299,952
Trustees' Deferred Compensation and Retirement Plans........         391,024
Accrued Expenses............................................         228,840
                                                              --------------
    Total Liabilities.......................................     196,444,393
                                                              --------------
NET ASSETS..................................................  $  929,843,867
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $  987,615,303
Accumulated Undistributed Net Investment Income.............       3,473,337
Accumulated Net Realized Loss...............................     (30,380,992)
Net Unrealized Depreciation.................................     (30,863,781)
                                                              --------------
NET ASSETS..................................................  $  929,843,867
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $886,139,981 and 53,613,834 shares of
    beneficial interest issued and outstanding).............  $        16.53
    Maximum sales charge (4.75%* of offering price).........            0.82
                                                              --------------
    Maximum offering price to public........................  $        17.35
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $24,949,137 and 1,511,335 shares of
    beneficial interest issued and outstanding).............  $        16.51
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,795,345 and 1,079,086 shares of
    beneficial interest issued and outstanding).............  $        16.49
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $959,404 and 58,048 shares of beneficial
    interest issued and outstanding)........................  $        16.53
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 31,382,867
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     4,769,629
Investment Advisory Fee.....................................     2,534,195
Distribution (12b-1) and Service Fees
  Class A...................................................     1,161,598
  Class B...................................................       138,860
  Class C...................................................        91,894
Transfer Agent Fees.........................................       299,986
Accounting and Administrative Expenses......................       100,071
Professional Fees...........................................        65,414
Custody.....................................................        64,511
Reports to Shareholders.....................................        46,962
Registration Fees...........................................        38,181
Trustees' Fees and Related Expenses.........................        19,461
Other.......................................................        31,599
                                                              ------------
    Total Expenses..........................................     9,362,361
    Less Credits Earned on Cash Balances....................        34,185
                                                              ------------
    Net Expenses............................................     9,328,176
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 22,054,691
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(14,665,563)
  Futures...................................................   (11,852,005)
                                                              ------------
Net Realized Loss...........................................   (26,517,568)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    11,207,932
  End of the Period.........................................   (30,863,781)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (42,071,713)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(68,589,281)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(46,534,590)
                                                              ============

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2008     SEPTEMBER 30, 2007
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $   22,054,691       $   43,645,112
Net Realized Loss....................................      (26,517,568)          (5,564,246)
Net Unrealized Depreciation During the Period........      (42,071,713)         (44,531,309)
                                                        --------------       --------------
Change in Net Assets from Operations.................      (46,534,590)          (6,450,443)
                                                        --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (20,359,964)         (40,174,291)
  Class B Shares.....................................         (494,693)          (1,163,640)
  Class C Shares.....................................         (329,143)            (610,672)
  Class I Shares.....................................          (23,541)             (88,748)
                                                        --------------       --------------
                                                           (21,207,341)         (42,037,351)
                                                        --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.....................................              -0-           (3,149,919)
  Class B Shares.....................................              -0-             (122,192)
  Class C Shares.....................................              -0-              (59,328)
  Class I Shares.....................................              -0-               (7,068)
                                                        --------------       --------------
                                                                   -0-           (3,338,507)
                                                        --------------       --------------
Total Distributions..................................      (21,207,341)         (45,375,858)
                                                        --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (67,741,931)         (51,826,301)
                                                        --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       32,647,439           61,750,099
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       17,159,925           36,270,893
Cost of Shares Repurchased...........................      (85,561,048)        (155,459,171)
                                                        --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (35,753,684)         (57,438,179)
                                                        --------------       --------------
TOTAL DECREASE IN NET ASSETS.........................     (103,495,615)        (109,264,480)
NET ASSETS:
Beginning of the Period..............................    1,033,339,482        1,142,603,962
                                                        --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $3,473,337
  and $2,625,987, respectively)......................   $  929,843,867       $1,033,339,482
                                                        ==============       ==============

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Six Months Ended March 31, 2008 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (46,534,590)
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (290,184,906)
  Proceeds from Sales.......................................    380,644,653
  Net Purchases of Short-Term Investments...................     42,360,000
  Amortization of Premium...................................        886,277
  Accretion of Discount.....................................       (746,278)
  Net Realized Loss on Investments..........................     14,665,563
  Net Change in Unrealized Appreciation on Investments......     40,373,455
  Decrease in Interest Receivables and Other Assets.........        158,981
  Increase in Receivable for Investments Sold...............    (12,188,894)
  Decrease in Accrued Expenses and Other Payables...........        (33,083)
  Decrease in Investments Purchased Payable.................    (12,724,045)
                                                              -------------
    Total Adjustments.......................................    163,211,723
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    116,677,133
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Shares Sold.................................     32,409,543
  Repurchased Shares........................................    (86,000,463)
  Dividends Paid............................................     (4,065,283)
  Proceeds from and Repayments of Floating Rate Note
    Obligations.............................................    (59,805,000)
                                                              -------------
NET CASH USED FOR FINANCING ACTIVITIES......................   (117,461,203)
                                                              -------------
Net Change in Cash..........................................       (784,070)
Cash at the Beginning of the Period.........................      1,383,963
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $     599,893
                                                              =============
Supplemental Disclosures of Cash Flow Information
  Cash Paid During the Year for Interest....................  $   4,769,629
                                                              =============

See Notes to Financial Statements                                             29

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                     YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                MARCH 31,    ------------------------------------------------------
                                 2008       2007       2006        2005        2004        2003
                              -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $17.72     $18.59    $  18.87    $  19.07    $  19.27    $  19.65
                                ------     ------    --------    --------    --------    --------
  Net Investment Income......     0.39(a)    0.74(a)     0.72(a)     0.72        0.76        0.77
  Net Realized and Unrealized
    Gain/Loss................    (1.21)     (0.84)       0.09       (0.01)       0.02       (0.23)
                                ------     ------    --------    --------    --------    --------
Total from Investment
  Operations.................    (0.82)     (0.10)       0.81        0.71        0.78        0.54
                                ------     ------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income........     0.37       0.71        0.71        0.74        0.75        0.74
  Distributions from Net
    Realized Gain............      -0-       0.06        0.38        0.17        0.23        0.18
                                ------     ------    --------    --------    --------    --------
Total Distributions..........     0.37       0.77        1.09        0.91        0.98        0.92
                                ------     ------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $16.53     $17.72    $  18.59    $  18.87    $  19.07    $  19.27
                                ======     ======    ========    ========    ========    ========

Total Return (b).............   -4.65%*    -0.63%       4.49%       3.77%       4.22%       2.90%
Net Assets at End of the
  Period (In millions).......   $886.1     $983.3    $1,075.9    $1,114.2    $1,137.2    $1,209.9
Ratio of Expenses to Average
  Net Assets.................    1.86%      1.54%       1.00%       0.94%       0.89%       0.86%
Ratio of Net Investment
  Income to Average Net
  Assets.....................    4.49%      4.02%       3.87%       3.81%       3.99%       4.02%
Portfolio Turnover...........      25%*       51%         45%         65%         39%         58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average
  Net Assets (Excluding
  Interest and Residual Trust
  Expenses)..................    0.89%      0.88%       0.88%       0.88%       0.87%       0.86%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 30                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,    ----------------------------------------------
                                       2008       2007      2006      2005      2004      2003
                                    -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $17.70     $18.57    $18.85    $19.05    $19.24    $19.63
                                      ------     ------    ------    ------    ------    ------
  Net Investment Income............     0.32(a)    0.60(a)   0.58(a)   0.59      0.62      0.63
  Net Realized and Unrealized
    Gain/Loss......................    (1.20)     (0.84)     0.09     (0.02)     0.02     (0.24)
                                      ------     ------    ------    ------    ------    ------
Total from Investment Operations...    (0.88)     (0.24)     0.67      0.57      0.64      0.39
                                      ------     ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.31       0.57      0.57      0.60      0.60      0.60
  Distributions from Net Realized
    Gain...........................      -0-       0.06      0.38      0.17      0.23      0.18
                                      ------     ------    ------    ------    ------    ------
Total Distributions................     0.31       0.63      0.95      0.77      0.83      0.78
                                      ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $16.51     $17.70    $18.57    $18.85    $19.05    $19.24
                                      ======     ======    ======    ======    ======    ======

Total Return (b)...................   -5.02%*    -1.38%     3.71%     3.04%     3.43%     2.08%
Net Assets at End of the Period (In
  millions)........................   $ 24.9     $ 30.0    $ 43.0    $ 56.2    $66. 4    $ 82.6
Ratio of Expenses to Average Net
  Assets...........................    2.61%      2.29%     1.75%     1.70%     1.65%     1.62%
Ratio of Net Investment Income to
  Average Net Assets...............    3.74%      3.25%     3.11%     3.05%     3.23%     3.26%
Portfolio Turnover.................      25%*       51%       45%       65%       39%       58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    1.65%      1.63%     1.63%     1.64%     1.63%     1.62%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             31

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                      MARCH 31,    ----------------------------------------------
                                       2008       2007      2006      2005      2004      2003
                                    -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $17.68     $18.55    $18.84    $19.04    $19.23    $19.62
                                      ------     ------    ------    ------    ------    ------
  Net Investment Income............     0.32(a)    0.60(a)   0.58(a)   0.58      0.62      0.63
  Net Realized and Unrealized
    Gain/Loss......................    (1.20)     (0.84)     0.08     (0.01)     0.02     (0.24)
                                      ------     ------    ------    ------    ------    ------
Total from Investment Operations...    (0.88)     (0.24)     0.66      0.57      0.64      0.39
                                      ------     ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.31       0.57      0.57      0.60      0.60      0.60
  Distributions from Net Realized
    Gain...........................      -0-       0.06      0.38      0.17      0.23      0.18
                                      ------     ------    ------    ------    ------    ------
Total Distributions................     0.31       0.63      0.95      0.77      0.83      0.78
                                      ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $16.49     $17.68    $18.55    $18.84    $19.04    $19.23
                                      ======     ======    ======    ======    ======    ======

Total Return (b)...................   -5.03%*    -1.38%     3.66%     3.04%     3.43%     2.08%
Net Assets at End of the Period (In
  millions)........................   $ 17.8     $ 19.0    $ 21.3    $ 21.7    $ 19.9    $ 24.1
Ratio of Expenses to Average Net
  Assets...........................    2.61%      2.29%     1.75%     1.70%     1.65%     1.62%
Ratio of Net Investment Income to
  Average Net Assets...............    3.75%      3.26%     3.11%     3.05%     3.23%     3.25%
Portfolio Turnover.................      25%*       51%       45%       65%       39%       58%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    1.65%      1.63%     1.63%     1.64%     1.63%     1.62%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 32                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             AUGUST 12, 2005
                                            SIX MONTHS      YEAR ENDED       (COMMENCEMENT OF
                                              ENDED        SEPTEMBER 30,      OPERATIONS) TO
CLASS I SHARES                              MARCH 31,    -----------------    SEPTEMBER 30,
                                               2008       2007       2006          2005
                                            -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $ 17.72     $ 18.59    $18.87        $18.93
                                             -------     -------    ------        ------
  Net Investment Income....................     0.41(a)     0.78(a)   0.75(a)       0.10
  Net Realized and Unrealized Gain/Loss....    (1.20)      (0.84)     0.10         (0.06)
                                             -------     -------    ------        ------
Total from Investment Operations...........    (0.79)      (0.06)     0.85          0.04
                                             -------     -------    ------        ------
Less:
  Distributions from Net Investment
    Income.................................     0.40        0.75      0.75          0.10
  Distributions from Net Realized Gain.....      -0-        0.06      0.38           -0-
                                             -------     -------    ------        ------
Total Distributions........................     0.40        0.81      1.13          0.10
                                             -------     -------    ------        ------
NET ASSET VALUE, END OF THE PERIOD.........  $ 16.53     $ 17.72    $18.59        $18.87
                                             =======     =======    ======        ======

Total Return (b)...........................   -4.53%*     -0.38%     4.75%         0.20%*
Net Assets at End of the Period (In
  millions)................................  $   1.0     $   1.1    $  2.4        $  1.9
Ratio of Expenses to Average Net Assets....    1.61%       1.29%     0.75%         0.70%
Ratio of Net Investment Income to Average
  Net Assets...............................    4.74%       4.23%     4.11%         4.06%
Portfolio Turnover.........................      25%*        51%       45%           65%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)................................    0.65%       0.63%     0.63%         0.64%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             33

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, the Fund had $7,445,850 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $210,390 which will expire on September 30, 2015.

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $925,203,016
                                                              ============
Gross tax unrealized appreciation...........................  $ 20,778,666
Gross tax unrealized depreciation...........................   (31,496,603)
                                                              ------------
Net tax unrealized depreciation on investments..............  $(10,717,937)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2007:

Distributions paid from:
  Ordinary income...........................................  $   368,719
  Tax exempt income.........................................   41,829,550
  Long-term capital gain....................................    3,333,429
                                                              -----------
                                                              $45,531,698
                                                              ===========

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   35,181
Undistributed tax-exempt income.............................   3,433,086

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. CREDITS EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $34,185 as a result of credits earned on cash balances.

H. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $253,622,928 are held by the dealer trusts and serve as collateral for the $184,920,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average interest and fee rate related to residual interests during the six months ended March 31, 2008 were $214,900,714 and 4.44%, respectively.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    0.525%
Next $500 million...........................................    0.500%
Next $500 million...........................................    0.475%
Over $1.5 billion...........................................    0.450%

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $18,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $48,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $166,600 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $272,637 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $46,600 and

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $28,200. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and the year ended September 30, 2007, transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                           MARCH 31, 2008              SEPTEMBER 30, 2007
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................   1,667,388    $ 28,875,856     3,029,192    $  55,440,204
  Class B..........................      59,832       1,028,889       119,180        2,169,642
  Class C..........................     157,549       2,730,000       202,348        3,648,363
  Class I..........................         729          12,694        26,658          491,890
                                     ----------    ------------    ----------    -------------
Total Sales........................   1,885,498    $ 32,647,439     3,377,378    $  61,750,099
                                     ==========    ============    ==========    =============
Dividend Reinvestment:
  Class A..........................     970,650    $ 16,555,369     1,901,728    $  34,806,744
  Class B..........................      20,778         353,965        48,204          882,182
  Class C..........................      13,364         227,233        26,612          486,151
  Class I..........................       1,369          23,358         5,217           95,816
                                     ----------    ------------    ----------    -------------
Total Dividend Reinvestment........   1,006,161    $ 17,159,925     1,981,761    $  36,270,893
                                     ==========    ============    ==========    =============
Repurchases:
  Class A..........................  (4,507,412)   $(78,085,656)   (7,320,562)   $(133,746,892)
  Class B..........................    (264,767)     (4,563,296)     (788,918)     (14,359,946)
  Class C..........................    (165,149)     (2,832,914)     (301,386)      (5,496,161)
  Class I..........................      (4,569)        (79,182)     (102,322)      (1,856,172)
                                     ----------    ------------    ----------    -------------
Total Repurchases..................  (4,941,897)   $(85,561,048)   (8,513,188)   $(155,459,171)
                                     ==========    ============    ==========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund received redemption fees of approximately $1,400, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $290,184,906 and $380,644,653, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2008, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2007...........................    1,926
Futures Opened..............................................    2,029
Futures Closed..............................................   (3,955)
                                                               ------
Outstanding at March 31, 2008...............................        0
                                                               ======

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $719,900 and $56,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             32, 332, 532, 632
                                                                  TFINSAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02902P-Y03/08

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

                        A SHARES            B SHARES            C SHARES           I SHARES
                         6/28/85             4/30/93             8/13/93        since 12/19/07
----------------------------------------------------------------------------------------------
                              W/ MAX               W/MAX              W/ MAX
                      W/O      4.75%      W/O      4.00%      W/O      1.00%         W/O
AVERAGE ANNUAL       SALES     SALES     SALES     SALES     SALES     SALES        SALES
TOTAL RETURNS       CHARGES   CHARGES   CHARGES   CHARGES   CHARGES   CHARGES      CHARGES

Since Inception      5.98%      5.76%    4.19%      4.19%    3.88%     3.88%        -2.97%

10-year              3.42       2.92     2.80       2.80     2.72      2.72            --

5-year               3.97       2.95     3.21       2.96     3.19      3.19            --

1-year              -7.76     -12.14    -8.39     -11.89    -8.40     -9.28            --

6-month             -5.38      -9.90    -5.66      -9.35    -5.70     -6.62            --
----------------------------------------------------------------------------------------------

30 day SEC Yield          5.55%               5.08%               5.08%             6.05%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period, as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek out the relative safety of high quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit rating downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching historically attractive levels relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent, due in large part to a substantial drop in refunding issuance.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Federal Open Market Committee reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, the Fed granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JP Morgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

Class A, B and C shares classes of Van Kampen Strategic Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

------------------------------------------------------------------------
                                                LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   CLASS I   MUNICIPAL BOND INDEX

      -5.38%    -5.66%    -5.70%     N/A             0.75%
------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Although the municipal market rebounded in the last month of the reporting period and outperformed Treasuries, it was an extremely difficult period overall, particularly for higher-yielding, lower-rated bonds as the market-wide flight to quality put considerable pressure on their prices. The Fund invests approximately 50 percent of its assets in lower- and non-rated securities, whereas the Lehman Brothers Municipal Bond Index is comprised entirely of investment-grade issues. As such, the Fund's allocation to high yield bonds was the primary reason for its relative underperformance.

Holdings in various sectors also detracted from relative performance. In particular, the Fund's allocations to health care, life care, and special tax district bonds held back returns as spreads in the sectors moved considerably wider for the period. Additionally, spread widening in the tobacco sector hindered performance, though to a lesser extent given the Fund's relatively small allocation to these securities. The Fund's holdings in inverse floating-rate securities*, some of which had exposure to the insured municipal market, also held back returns. Inverse floating-rate securities offer the benefit of higher yields but are also highly sensitive to interest rate changes. As such, the rise in municipal interest rates during the period, coupled with the downgrading of various monoline bond insurers, hurt the performance of these securities. We did, however, trim the Fund's allocation here, which helped to reduce volatility in the portfolio and to manage shareholder cash flows.

The Fund's holdings in pre-refunded bonds, however, were additive to returns for the period. These short-maturity securities performed well as declining yields on the front end of the curve boosted prices.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

RATINGS ALLOCATION AS OF 3/31/08
AAA/Aaa                                                          10.0%
AA/Aa                                                             1.7
A/A                                                               6.7
BBB/Baa                                                           8.8
BB/Ba                                                             3.6
B/B                                                               0.4
Non-Rated                                                        68.8

TOP FIVE SECTORS AS OF 3/31/08
Hospital                                                         20.7%
Special Tax Districts                                            18.9
Life Care                                                        17.4
Master Tobacco Settlement                                         5.6
Assisted Living                                                   3.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
Florida                                                          14.8%
Illinois                                                          9.9
California                                                        8.6
Texas                                                             8.0
Minnesota                                                         6.5
Pennsylvania                                                      5.5
Ohio                                                              5.2
New York                                                          4.6
Tennessee                                                         4.1
Virginia                                                          3.2
Colorado                                                          3.0
Missouri                                                          3.0
Arizona                                                           2.9
Michigan                                                          2.7
Maryland                                                          2.4
New Jersey                                                        1.9
Massachusetts                                                     1.8
Georgia                                                           1.8
Oklahoma                                                          1.5
Indiana                                                           1.4
Iowa                                                              1.3
South Carolina                                                    1.3
Alabama                                                           1.2
Washington                                                        1.1
Wisconsin                                                         1.1
Louisiana                                                         0.9
Oregon                                                            0.7
Nevada                                                            0.7
New Mexico                                                        0.6
Idaho                                                             0.5
South Dakota                                                      0.5
Connecticut                                                       0.5
Hawaii                                                            0.4
Kansas                                                            0.3
Rhode Island                                                      0.3

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
(continued from previous page)
Alaska                                                            0.3
New Hampshire                                                     0.3
District of Columbia                                              0.3
Wyoming                                                           0.3
Mississippi                                                       0.3
Vermont                                                           0.3
U.S. Virgin Islands                                               0.3
Utah                                                              0.2
Montana                                                           0.2
Delaware                                                          0.2
North Carolina                                                    0.2
West Virginia                                                     0.2
North Dakota                                                      0.1
Puerto Rico                                                       0.0*
                                                                -----
Total Long-Term Investments                                     107.4
Short-Term Investments                                            0.7
                                                                -----
Total Investments                                               108.1
Liability for Floating Rate Note Obligations Related to
  Securities Held                                                (7.2)
                                                                -----
Net Investment                                                  100.9
Liabilities in Excess of Other Assets                            (0.9)
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  946.22          $ 6.71
  Hypothetical...............................     1,000.00         1,018.10            6.96
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           943.36           10.35
  Hypothetical...............................     1,000.00         1,014.35           10.73
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           943.03           10.35
  Hypothetical...............................     1,000.00         1,014.35           10.73
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           970.27            2.97
  Hypothetical...............................     1,000.00         1,019.25            5.81
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.13%, 2.13% and 1.15% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) except for Class I Shares actual information which reflects the period from Commencement of Operations through March 31, 2008.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  946.22           $4.09
  Hypothetical...............................     1,000.00         1,020.80            4.24
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           943.36            7.72
  Hypothetical...............................     1,000.00         1,017.05            8.02
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           943.03            7.72
  Hypothetical...............................     1,000.00         1,017.05            8.02
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           970.27            1.58
  Hypothetical...............................     1,000.00         1,021.95            3.08
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 1.59%, 1.59% and 0.61%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) except for Class I Shares actual information which reflects the period from Commencement of Operations through March 31, 2008.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 107.4%
          ALABAMA 1.2%
$ 1,500   Alexander City, AL Spl Care Fac Fin Auth
          Med Fac Rev Russell Hosp Corp Ser A.......       5.750%  12/01/36   $    1,392,900
  1,000   Butler, AL Indl Dev Brd Solid Waste Disp
          Rev Rfdg GA Pacific Corp Proj (AMT).......       5.750   09/01/28          813,580
  1,500   Colbert Cnty Northwest Auth Hlthcare
          Fac.......................................       5.750   06/01/27        1,418,340
  5,000   Healthcare Auth for Baptist Hlth AL Ars
          Ser B (a) (n).............................       6.750   11/15/37        5,000,000
  1,000   Huntsville Redstone Vlg, AL Spl Care Fac
          Fin Auth Redstone Vlg Proj................       5.500   01/01/28          868,040
  3,785   Huntsville Redstone Vlg, AL Spl Care Fac
          Fin Auth Redstone Vlg Proj................       5.500   01/01/43        3,138,257
    250   Huntsville Redstone Vlg, AL Spl Care Fac
          Fin Auth Ser A (Prerefunded @ 12/01/12)...       8.250   12/01/32          309,042
  2,500   Huntsville/Carlton Cove, AL Carlton Cove
          Inc Proj Ser A (b)........................ 7.000/4.375   11/15/17        1,187,275
      3   Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svc Co Proj Rfdg........       6.950   01/01/20              288
  1,395   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................       5.600   11/01/16        1,401,947
  1,750   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................       5.650   11/01/22        1,676,343
                                                                              --------------
                                                                                  17,206,012
                                                                              --------------
          ALASKA  0.3%
  1,000   Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport (AMT) (Acquired 05/17/01,
          $1,000,000) (c)...........................       7.800   05/01/14        1,038,490
  3,670   Juneau, AK City & Borough Rev Saint Ann's
          Care Ctr Proj.............................       6.875   12/01/25        3,614,289
                                                                              --------------
                                                                                   4,652,779
                                                                              --------------
          ARIZONA  2.9%
  1,000   Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A (Prerefunded @ 11/15/13)............       7.500   11/15/23        1,175,920
  1,250   Arizona Hlth Fac Auth Rev Terraces Proj
          Ser A (Prerefunded @ 11/15/13)............       7.750   11/15/33        1,538,425
  5,525   Cochise Cnty, AZ Indl Dev Sierra Vista
          Cmnty Hosp Rfdg Ser A.....................       6.750   12/01/26        5,555,664
    500   Flagstaff, AZ Indl Dev Auth Rev Living
          Cmnty Northn Cmnty Proj (Prerefunded @
          3/01/13)..................................       6.300   09/01/38          519,045
  2,700   Flagstaff, AZ Indl Dev Auth Rev Rfdg Sr
          Living Cmnty Northn AZ....................       5.700   07/01/42        2,289,357
    970   Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northn AZ Proj (Prerefunded @
          3/01/13)..................................       7.500   03/01/35        1,179,142
  4,000   Maricopa Cnty, AZ Hlth Fac Rev Catholic
          Hlthcare West Ser A.......................       5.500   07/01/26        4,051,280

 10                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$ 1,500   Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Rfdg Ser A...........................       6.375%  08/15/29   $    1,497,255
  2,525   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Choice Ed & Dev Corp Proj.................       6.250   06/01/26        2,407,613
  1,590   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC
          Charter Schs Proj.........................       6.500   04/01/26        1,548,135
  2,805   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac PLC
          Charter Schs Proj.........................       6.750   04/01/36        2,744,664
  4,225   Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
          Premier & Air Co..........................       7.000   09/01/35        3,760,081
  1,865   Pima Cnty, AZ Indl Dev Auth Ed Rev
          Milestones Charter Sch Proj...............       6.750   11/01/33        1,717,572
    800   Pima Cnty, AZ Indl Dev Auth Fac Skyline
          Tech High Sch Proj........................       7.500   02/01/34          738,136
  6,000   Pima Cnty, AZ Indl Dev Auth Lease Rev
          Constellation Schs Proj...................       7.000   01/01/38        5,586,780
  1,000   Pima Cnty, AZ Indl Dev Auth Rev La Posada
          at Pk Ctr Ser A...........................       7.000   05/15/27        1,006,890
  2,000   Pima Cnty, AZ Indl Dev Auth Wtr & Waste
          Rev Global Wtr Res LLC Proj (AMT)
          (Acquired 12/15/06, Cost $2,000,000)
          (c).......................................       5.600   12/01/22        1,757,280
    775   Red Hawk Canyon Cmnty Fac Dist No 2 AZ
          Dist Assmt Rev Ser A......................       6.500   12/01/12          828,599
  1,995   Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A (AMT)..................       6.500   07/01/31        1,536,429
                                                                              --------------
                                                                                  41,438,267
                                                                              --------------
          CALIFORNIA  8.6%
  1,000   ABAG Fin Auth Nonprofit Corp
          CA Amern Baptist Homes Rfdg Ser A.........       5.850   10/01/27          995,860
  1,000   Beaumont, CA Fin Auth Loc Agy Ser A.......       5.600   09/01/25          935,870
  2,000   Beaumont, CA Fin Auth Loc Agy Ser A.......       5.650   09/01/30        1,821,940
  2,000   Beaumont, CA Fin Auth Loc Agy Ser A.......       5.700   09/01/35        1,803,620
  1,000   Beaumont, CA Fin Auth Loc Agy Ser D.......       5.800   09/01/35          915,050
  1,000   Blythe, CA Redev Agy Proj.................       5.750   05/01/34          911,550
 10,000   California Hlth Fac Fin Auth Rev Rfdg
          Cedars Sinai Med Ctr......................       5.000   11/15/34        9,391,000
  1,000   California Statewide Cmnty Dev Auth Elder
          Care Alliance Ser A
          (Prerefunded @ 11/15/12)..................       8.250   11/15/32        1,231,180
    915   California Statewide Cmnty Dev Auth Multi-
          Family Rev Hsg Heritage Pointe Sr Apt Ser
          QQ (AMT) (Prerefunded @ 4/01/08) (Acquired
          02/19/02, Cost $912,713) (c)..............       7.500   10/01/26          942,450
  2,500   California Statewide Cmnty Dev Auth Rev CA
          Baptist Univ Ser A........................       5.500   11/01/38        2,314,200

See Notes to Financial Statements                                             11

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   California Statewide Cmnty Dev Auth San
          Francisco Art Institute (Acquired
          07/05/02, Cost $1,000,000) (c)............       7.375%  04/01/32   $    1,021,300
  4,000   California Statewide Cmntys Dev Auth Rev
          Ars Insd Ser D (FSA Insd) (a) (n).........       5.640   04/01/32        4,000,000
  1,720   California Statewide Cmntys Dev Auth Rev
          Lancer Ed Student Hsg Proj................       5.625   06/01/33        1,586,425
  2,735   California Statewide Cmntys Dev Auth Spl
          Tax Cmnty Fac Dist 2007-1 Orinda..........       6.000   09/01/29        2,609,764
  1,000   Chino, CA Cmnty Fac Dist No 03 Impt
          Area 1....................................       5.700   09/01/29          934,490
  1,500   Corona-Norco, CA Univ Sch Dist Pub Fin
          Auth Spl Tax Rev Ser A....................       5.800   09/01/35        1,372,575
  1,435   Fairfield, CA Cmnty Fac Dist Spl Tax No
          2007-1 Fairfield Commons (d)..............       6.500   09/01/23        1,430,064
  1,530   Fairfield, CA Cmnty Fac Dist Spl Tax No
          2007-1 Fairfield Commons (d)..............       6.875   09/01/38        1,516,766
  2,000   Fontana, CA Spl Tax Cmnty Fac Dist No 22
          Sierra Hills..............................       6.000   09/01/34        1,870,840
  2,300   Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................         *     01/15/18        1,369,742
 30,000   Golden St Tob Securitization Corp CA Tob
          Settlement Rev Enhanced Asset Bk Ser A....       5.000   06/01/45       26,897,100
  1,750   Huntington Beach, CA Cmnty No 2003 1
          Huntington Ctr............................       5.800   09/01/23        1,758,732
  2,000   Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B...........................       6.375   08/15/33        1,997,320
    495   Indio, CA Redev Agy Tax Alloc Sub Merged
          Proj Area Ser B...........................       6.500   08/15/34          497,896
  1,000   Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac
          Dist No 4 Ser A...........................       5.700   09/01/34          904,340
  2,500   Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2
          Area AA...................................       5.450   09/01/36        2,163,025
  1,000   Lee Lake Wtr Dist CA Cmnty Fac Dist No 1
          Spl Tax Sycamore Creek....................       6.000   09/01/33          944,660
  1,365   Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A (AMT)..............       7.375   09/01/27        1,389,843
  1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A...............................       5.900   09/01/27          944,270
  1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area A...............................       6.000   09/01/34          930,670
  1,000   Murrieta, CA Cmnty Fac Dist No 2 the Oaks
          Impt Area B...............................       6.000   09/01/27          955,290
  3,000   Northstar Cmnty Svc Dist CA Spl Tax Cmnty
          Fac Dist No 1.............................       5.450   09/01/28        2,762,400

 12                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A................................       5.350%  09/01/30   $      874,240
  1,100   Palmdale, CA Spl Tax Cmnty Fac 03-1
          Anaverde A................................       5.400   09/01/35          947,881
  1,000   Perris, CA Cmnty Fac Dist Spl Tax No 01-2
          Ser A.....................................       6.375   09/01/32          999,930
  2,500   Quechan Indian Tribe Ft Yuma Indian
          Reservation CA & Govt Proj................       7.000   12/01/27        2,441,850
  2,000   Rancho Cordova Cmnty Fac Dist CA Spl Tax
          No 2003 1 Sunridge Anatolia...............       5.500   09/01/37        1,740,220
  2,000   Riverside, CA Univ Sch Dist Tax Cmnty Fac
          Dist 15 Impt Area 1.......................       5.550   09/01/30        1,796,560
  2,535   Sacramento Cnty, CA Spl Tax Cmnty Fac Dist
          No 05-2 Ser A.............................       6.000   09/01/37        2,377,399
  6,000   San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apt Proj Ser A (AMT)...............       6.400   12/01/41        5,460,660
  2,000   San Marcos, CA Pub Fac Auth Spl Tax Rev
          Ser A.....................................       5.650   09/01/36        1,893,780
  5,700   Silicon Vly Tob Securitization Auth CA Tob
          Settlement Rev Cap Apprec Turbo Santa
          Clara Ser A...............................         *     06/01/36          762,660
  4,645   Silicon Vly Tob Securitization Auth CA Tob
          Settlement Rev Cap Apprec Turbo Santa
          Clara Ser A...............................         *     06/01/41          434,911
  9,000   Silicon Vly Tob Securitization Auth CA Tob
          Settlement Rev Cap Apprec Turbo Santa
          Clara Ser A...............................         *     06/01/47          546,930
 22,500   Silicon Vly Tob Securitization Auth CA Tob
          Settlement Rev Cap Apprec Turbo Santa
          Clara Ser C...............................         *     06/01/56          495,675
  7,500   Silicon Vly Tob Securitization Auth CA Tob
          Settlement Rev Cap Apprec Turbo Santa
          Clara Ser D...............................         *     06/01/56          131,100
  3,000   Temecula, CA Pub Fin Auth Spl Tax
          Roripaugh Cmnty Fac Dist 03-2.............       5.500   09/01/36        2,182,110
 35,000   Tobacco Securitization Auth Southn CA Tob
          Settlement Cabs First Sub.................         *     06/01/46        2,284,450
 27,200   Tobacco Securitization Auth Southn CA Tob
          Settlement Cabs Second Sub................         *     06/01/46        1,619,488
 47,000   Tobacco Securitization Auth Southn CA Tob
          Settlement Cabs Third Sub.................         *     06/01/46        2,286,550
  1,000   Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt Ser 1A...............................       5.900   09/01/24        1,007,990
  1,500   Upland, CA Cmnty Fac Dist 2003 San Antonio
          Impt Ser 1A...............................       6.000   09/01/34        1,496,955
  1,885   Vallejo, CA Ctf Partn Touro Univ..........       7.250   06/01/16        1,960,136

See Notes to Financial Statements                                             13

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   905   Vallejo, CA Pub Fin Auth Loc Hiddenbrooke
          Impt Dist Ser A...........................       5.800%  09/01/31   $      837,958
  1,000   Woodland, CA Spl Tax Cmnty Fac Dist 1
          Spring Lake...............................       6.250   09/01/34          980,310
  1,800   Yuba City, CA Redev Agy Tax Proj Ser A....       6.000   09/01/31        1,709,982
  3,000   Yuba City, CA Redev Agy Tax Proj Ser A....       6.000   09/01/39        2,809,440
                                                                              --------------
                                                                                 121,199,397
                                                                              --------------
          COLORADO  3.0%
  1,060   Beacon Pt Metro Dist CO Ser A.............       6.125   12/01/25          929,238
  1,005   Beacon Pt Metro Dist CO Ser A.............       6.250   12/01/35          855,627
  1,000   Bromley Pk Metro Dist CO No 2 Ser B
          (Prerefunded @ 12/01/12)..................       8.050   12/01/32        1,229,810
  1,000   Castle Oaks Metro Dist CO Ltd Tax.........       6.000   12/01/25          879,620
  1,500   Castle Oaks Metro Dist CO Ltd Tax.........       6.125   12/01/35        1,241,955
  1,700   Colorado Ed & Cultural Fac Auth Rev
          Charter Sch Brighton Sch Proj.............       6.000   11/01/36        1,320,781
    795   Colorado Ed & Cultural Fac Auth Rev
          Charter Sch Frontier Academy
          (Prerefunded @ 6/01/11)...................       7.250   06/01/20          878,698
    980   Colorado Hlth Fac Auth Hlth & Residential
          Care Fac Volunteers of Amer Care Ser A....       5.300   07/01/37          805,442
  3,000   Colorado Hlth Fac Auth Rev Amern Baptist
          Home Ser A................................       5.900   08/01/37        2,638,230
  1,410   Confluence Metro Dist Colo Tax............       5.400   12/01/27        1,232,143
  1,000   Confluence Metro Dist Colo Tax............       5.450   12/01/34          857,060
  2,000   Copperleaf Metro Dist No 2 CO.............       5.950   12/01/36        1,629,540
  2,500   Elk Vly, CO Pub Impt Fee Ser A............       7.300   09/01/22        2,566,500
  1,150   High Plains Metro Dist CO Ser A...........       6.125   12/01/25          970,198
  2,250   High Plains Metro Dist CO Ser A...........       6.250   12/01/35        1,842,345
    565   Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A (e)............................       6.750   10/01/14          472,086
  1,880   Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj Ser A (AMT)..........................       7.000   10/01/18        1,533,403
  4,405   Lake Creek Affordable Hsg Corp Hsg Proj
          Rfdg Ser A................................       6.250   12/01/23        4,463,146
  2,225   Lincoln Pk, CO Metro Dist Rfdg & Impt.....       6.125   12/01/30        2,212,629
  1,665   Lincoln Pk, CO Metro Dist Rfdg & Impt.....       6.200   12/01/37        1,641,490
  2,000   Montezuma Cnty, CO Hosp Dist Hlth Fac
          Enterprise Hosp Rfdg......................       5.900   10/01/37        1,770,040
    500   Neu Towne, CO Metro Dist (b).............. 7.250/1.800   12/01/34          305,000
  3,500   Northwest CO Metro Dist No 3 Ltd Tax......       6.125   12/01/25        3,121,965
  1,000   Serenity Ridge, CO Metro Dist No 2 (b).... 7.500/3.750   12/01/34          753,950
  1,555   Skyland Metro Dist CO Gunnison Cnty
          Rfdg......................................       6.750   12/01/22        1,561,251
  1,000   Southlands Metro Dist No 1 CO (Prerefunded
          @ 12/01/14)...............................       7.000   12/01/24        1,212,800

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 3,500   Tallgrass Met Dist CO Rfdg & Impt.........       5.250%  12/01/37   $    2,802,275
  1,000   Vista Ridge Met Dist CO Rfdg Ltd Tax
          Sub Ser B.................................       6.625   12/01/40          919,180
                                                                              --------------
                                                                                  42,646,402
                                                                              --------------
          CONNECTICUT  0.5%
  1,500   Connecticut St Dev Auth Indl Afco Cargo
          Bdlg LLC Proj (AMT).......................       8.000   04/01/30        1,551,270
  3,500   Mohegan Tribe Indians CT Pub Impt Priority
          Dist (f)..................................       5.250   01/01/33        2,917,950
  2,000   Mohegan Tribe Indians CT Pub Impt Priority
          Dist (Acquired 09/27/01, Cost $1,955,120)
          (c).......................................       6.250   01/01/31        1,918,120
                                                                              --------------
                                                                                   6,387,340
                                                                              --------------
          DELAWARE  0.2%
    850   Sussex Cnty, DE Rev Adj First Mtg Cadbury
          Lewes Ser A...............................       5.900   01/01/26          783,301
  1,000   Sussex Cnty, DE Rev Adj First Mtg Cadbury
          Lewes Ser A...............................       6.000   01/01/35          897,950
  1,040   Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj (AMT)..........       6.250   06/01/28          972,743
                                                                              --------------
                                                                                   2,653,994
                                                                              --------------
          DISTRICT OF COLUMBIA  0.3%
     85   District of Columbia Prerefunded Rfdg Ser
          A1 (MBIA Insd) (g)........................       6.500   06/01/10           92,471
  1,000   District of Columbia Rev Methodist Home
          Issue.....................................       6.000   01/01/29          921,490
 13,940   District of Columbia Tob Settlement Fin
          Corp Ser A................................         *     06/15/46          849,225
 17,500   District of Columbia Tob Settlement Fin
          Corp Ser B................................         *     06/15/46          983,150
 67,660   District of Columbia Tob Settlement Fin
          Corp Ser C................................         *     06/15/55        1,608,278
                                                                              --------------
                                                                                   4,454,614
                                                                              --------------
          FLORIDA  14.8%
  4,500   Alachua Cnty, FL Indl Dev Rev North FL
          Retirement Vlg............................       5.875   11/15/42        3,968,325
    970   Anthem Pk Cmnty Dev Dist FL Cap
          Impt Rev..................................       5.800   05/01/36          825,121
  2,000   Bainebridge Cmnty Dev Dist FL Spl Assmt...       5.500   05/01/38        1,597,180
  2,500   Bartram Pk Cmnty Dev Dist FL Assmt........       5.400   05/01/37        1,968,525
  1,350   Bay Laurel Ctr Cmnty Dev Dist FL Spl Assmt
          Candler...................................       5.450   05/01/37        1,071,225
  1,500   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
          Ser A.....................................       6.000   05/01/38        1,286,970
  1,500   Beacon Lakes, FL Cmnty Dev FL Spl Assmt
          Sub Ser B.................................       6.200   05/01/38        1,289,550

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,320   Beeline Cmnty Dev Dist FL Spl Assmt Ser
          A.........................................       7.000%  05/01/37   $    1,343,364
  1,000   Bellalago Ed Fac Benefits Ser A...........       6.000   05/01/33          885,180
    955   Bellalago Ed Fac Benefits Ser B...........       5.800   05/01/34          819,944
  4,205   Bloomingdale, FL Cmnty Dev Dist Spl Assmt
          Rev.......................................       5.875   05/01/36        3,770,708
    970   Bluewaters Cmnty Dev Dist of FL...........       6.000   05/01/35          917,348
  1,780   Boca Raton, FL Hsg Auth Mtg Hsg First Lien
          Banyan Pl Sr Apts Rfdg (Acquired 03/23/06,
          Cost $1,811,556) (c)......................       5.800   10/01/26        1,569,871
  2,350   Boca Raton, FL Hsg Auth Mtg Hsg First Lien
          Banyan Pl Sr Apts Rfdg (Acquired 03/23/06,
          Cost $2,317,265) (c)......................       5.900   10/01/36        2,061,584
  2,500   Bonnet Creek Resort Cmnty Dev.............       7.500   05/01/34        2,568,025
 20,000   Brevard Cnty, FL Hlth Fac Auth Hlthcare
          Fac Rev Hlth First Inc Proj...............       5.000   04/01/34       18,341,400
  2,000   Brevard Cnty, FL Hlth Fac Auth Residential
          Care Fac Rev Buena Vida Estates Inc. .....       6.750   01/01/37        1,953,880
    775   Caribe Palm Cmnty Dev Dist FL Spl Assmt
          Ser A.....................................       5.850   05/01/35          726,578
  3,000   City Ctr Cmnty Dev Dist FL Spl Assmt
          Rev Ser A.................................       6.000   05/01/38        2,657,610
    810   City Ctr Cmnty Dev Dist FL Spl Assmt
          Rev Ser A.................................       6.125   05/01/36          732,037
    910   Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr..............................      10.250   07/01/11          916,597
  2,135   Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr Ser A........................      10.250   07/01/11        2,150,479
  5,000   Fiddlers Creek Cmnty Dev Dist.............       6.000   05/01/38        4,322,700
  2,485   Florida Hsg Fin Corp Multi-Family Hsg
          Whistlers Cove Apt Proj (AMT).............       6.500   01/01/39        2,335,975
  3,585   Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apt Ser C (AMT)...........................       6.610   07/01/38        3,593,783
  6,950   Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apt Ser G (AMT)...........................       6.600   07/01/38        6,838,661
  4,690   Florida Hsg Fin Corp Rev Hsg Westchase Apt
          Ser B (AMT)...............................       6.610   07/01/38        4,569,561
  2,450   Gramercy Farms Cmnty Dev Dist FL Spl Assmt
          Ser A1....................................       5.250   05/01/39        1,868,444
  2,100   Gramercy Farms Cmnty Dev Dist FL Spl Assmt
          Ser B.....................................       5.100   05/01/14        1,901,550
  4,000   Grand Bay at Doral Cmnty Dev Dist FL
          Ser B.....................................       6.000   05/01/17        3,694,960
 19,750   Halifax Hosp Med Ctr FL Hosp Rev Rfdg &
          Impt Ser A (h)............................       5.375   06/01/46       17,703,258
  2,445   Hammock Bay Cmnty Dev Dist FL Spl Assmt
          Rev Ser A.................................       6.125   05/01/35        2,366,467

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,435   Harbour Isles Cmnty Dev Dist of FL........       6.125%  05/01/35   $    1,252,942
  1,450   Hawks Pt Cmnty Dev Dist FL Spl Assmt
          Hawk's Point Cmnty Dev A..................       5.300   05/01/39        1,114,804
    280   Heritage Harbor Cmnty Dev Dist FL
          Rev Rec...................................       7.750   05/01/23          280,669
    745   Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A...............................       6.700   05/01/19          745,484
  1,950   Highlands, FL Cmnty Dev Dist Spl Assmt....       5.550   05/01/36        1,541,923
  3,500   Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apt Proj Ser A (AMT).................       7.375   07/01/40        3,592,750
    960   Islands at Doral III Cmnty 2004 Ser A.....       5.900   05/01/35          756,854
  1,000   Islands at Doral NE Cmnty Dev.............       6.250   05/01/34          989,150
  2,200   Jacksonville, FL Econ Dev Commn Hlthcare
          Fac Rev Rfdg FL Proton Therapy Inst A
          (Acquired 08/09/07, Cost $2,224,420)
          (c).......................................       6.250   09/01/27        2,122,076
  1,510   Kendall Breeze West Cmnty Dev Dist FL Spl
          Assmt (e).................................       5.875   05/01/34        1,366,731
  1,920   Keys Cove Cmnty Dev Dist FL Assmt Rev.....       5.875   05/01/35        1,818,067
  2,855   Keys Cove Cmnty Dev Dist II FL............       5.500   05/01/36        2,294,820
  1,000   Lakeside Landings Cmnty Dev Dist FL Spl
          Assmt Ser A...............................       5.500   05/01/38          795,510
  2,000   Lakeside Landings Cmnty Dev Dist FL Spl
          Assmt Ser B...............................       5.250   05/01/13        1,850,300
  4,000   Landmark at Doral Cmnty Dev Dist FL Spl
          Assmt Ser A...............................       5.500   05/01/38        2,917,160
  2,475   Landmark at Doral Cmnty Dev Dist FL Spl
          Assmt Ser B...............................       5.200   05/01/15        2,121,298
  2,000   Lee Cnty, FL Indl Dev Auth Hlthcare Fac
          Rev Cypress Cove Hlthpk Ser A.............       6.750   10/01/32        2,032,500
  1,500   Lee Cnty, FL Indl Dev Auth Indl Dev Rev
          Lee Charter Fndtn Ser A...................       5.250   06/15/27        1,253,295
  1,500   Lee Cnty, FL Indl Dev Auth Indl Dev Rev
          Lee Charter Fndtn Ser A...................       5.375   06/15/37        1,202,205
  3,360   Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Rfdg Ser A.................       6.750   09/01/28        3,377,942
  1,220   Lexington Cmnty Dev Dist FL...............       6.125   05/01/34        1,173,896
  2,330   Meadow Woods Cmnty Dev Dist FL Ser A......       6.050   05/01/35        2,003,870
  1,000   Miami Beach, FL Hlth Fac Auth Hosp Rev Mt
          Sinai Med Ctr FL Proj.....................       5.375   11/15/28          860,950
  2,500   Miami Beach, FL Hlth Fac Auth Hosp Rev
          Rfdg Mt Sinai Med Ctr FL (Acquired
          04/26/04, Cost $2,411,600) (c)............       6.750   11/15/29        2,507,000
  2,970   Midtown Miami, FL Cmnty Dev FL Spl Assmt
          Rev Ser A.................................       6.000   05/01/24        2,765,634
  1,465   Midtown Miami, FL Cmnty Dev FL Spl Assmt
          Rev Ser A.................................       6.250   05/01/37        1,369,482

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$   890   Miromar Lakes Cmnty Dev Dist Rfdg Ser B...       7.250%  05/01/12   $      929,863
    860   Northern Palm Beach Cnty Impt Dist FL Impt
          Wtr Ctl & Impt Unit Dev No 16 Rfdg........       7.500   08/01/24          875,652
  1,705   Oak Creek Cmnty Dev Dist FL Spl Assmt.....       5.800   05/01/35        1,536,785
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (Prerefunded @
          11/15/10).................................       6.375   11/15/20        1,104,670
  2,000   Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care....................       6.600   04/01/24        2,016,340
    960   Overoaks, FL Cmnty Dev Dist Cap Impt Rev
          Ser A.....................................       6.125   05/01/35          840,365
  4,935   Palm Coast Pk Cmnty Dev Dist FL Spl Assmt
          Rev.......................................       5.700   05/01/37        4,004,999
    955   Parklands Lee Cmnty Dev Dist FL Spl Assmt
          Ser A.....................................       5.800   05/01/35          834,804
    965   Pine Island Cmnty Dev Dist FL Spl Assmt...       5.750   05/01/35          889,952
  3,000   Pinellas Cnty, FL Hlth Fac Auth Oaks of
          Clearwtr Proj.............................       6.250   06/01/34        3,018,120
  1,870   Reunion East Cmnty Dev Dist FL Spl
          Assmt.....................................       5.800   05/01/36        1,555,167
  1,975   Reunion West Cmnty Dev Dist FL Spl Assmt..       6.250   05/01/36        1,748,290
    940   Saddlebrook, FL Cmnty Ser A...............       6.900   05/01/33          959,120
  1,600   Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Proj Ser A..............       5.375   01/01/40        1,316,176
    470   Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser A
          (Prerefunded @ 1/01/10)...................       8.000   01/01/17          518,960
  4,500   Saint John's Cnty, FL Indl Dev Auth
          Hlthcare Glenmoor Saint John's Proj Ser A
          (Prerefunded @ 1/01/10)...................       8.000   01/01/30        5,013,315
  2,550   Sarasota Natl Cmnty Dev Dist FL Spl
          Assmt.....................................       5.300   05/01/39        1,935,169
  1,925   Silver Palms Cmnty Dev Dist (e)...........       5.900   05/01/34        1,750,479
  1,500   Six Mile Creek Cmnty Dev Dist FL Cap
          Impt Rev..................................       5.875   05/01/38        1,168,860
  1,300   South Dade Venture Cmnty Dev..............       6.125   05/01/34        1,255,657
  1,460   South Vlg Cmnty Dev Dist FL Cap Impt Rev
          Ser A.....................................       5.700   05/01/35        1,237,803
  1,000   Split Pine Cmnty Dev Dist FL Spl Assmt
          Ser A.....................................       5.250   05/01/39          802,140
     35   Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B...........................       6.450   05/01/10           34,981
  2,000   Sweetwater Creek Cmnty Dev Dist FL Cap
          Impt Rev Ser A............................       5.500   05/01/38        1,521,880
  3,945   Tisons Landing Cmnty Dev Dist FL Spl Assmt
          Ser A.....................................       5.625   05/01/37        3,173,950
  4,160   Tolomato Cmnty Dev Dist FL Spl Assmt......       6.650   05/01/40        4,086,659
  1,465   Town Ctr at Palm Coast Cmnty Dev Dist FL
          Cap Impt Rev..............................       6.000   05/01/36        1,259,680

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,475   Treeline Presv Cmnty Dev Dist FL Spl Assmt
          Ser A.....................................       6.800%  05/01/39   $    2,304,968
  3,790   Turnbull Creek Cmnty Dev Dist FL
          Spl Assmt.................................       5.250   05/01/37        2,852,240
  1,440   Turnbull Creek Cmnty Dev Dist FL
          Spl Assmt.................................       5.800   05/01/35        1,191,557
  1,497   University Square Cmnty Dev Dist FL Cap
          Impt Rev (Acquired 10/07/99, Cost
          $1,497,000) (c)...........................       6.750   05/01/20        1,523,662
  1,970   West Vlgs Impt Dist FL Rev Spl Assmt Unit
          of Dev No 3...............................       5.500   05/01/37        1,575,192
  3,000   West Vlgs Impt Dist FL Rev West Vlg Imp
          Dist......................................       5.500   05/01/38        2,377,350
  2,000   Winter Garden Vlg at Fowler Groves Cmnty
          Dev Dist FL Spl...........................       5.650   05/01/37        1,702,220
    920   World Comm Cmnty Dev Dist Ser A1..........       6.250   05/01/22          875,739
  1,650   World Comm Cmnty Dev Dist Ser A2..........       6.125   05/01/35        1,476,535
                                                                              --------------
                                                                                 207,993,471
                                                                              --------------
          GEORGIA  1.8%
  1,680   Atlanta, GA Tax Alloc Atlantic Sta Proj
          (Prerefunded @ 12/01/11)..................       7.750   12/01/14        1,901,004
  3,675   Atlanta, GA Tax Alloc Princeton Lakes Proj
          (Acquired 03/10/06, 04/11/07, 04/12/07,
          Cost $3,717,165) (c)......................       5.500   01/01/31        3,271,044
  2,245   Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A
          (AMT).....................................       6.750   07/01/30        2,251,870
  1,000   Effingham Cnty, GA Dev Auth Solfort James
          Proj (AMT)................................       5.625   07/01/18          874,230
  1,800   Fulton Cnty, GA Residential Care
          Canterbury Court Proj Ser A...............       6.000   02/15/22        1,720,764
    650   Fulton Cnty, GA Residential Care
          Canterbury Crt Proj Ser A.................       6.125   02/15/34          600,925
  3,500   Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A....................       7.000   07/01/29        3,444,420
  1,950   Gwinnett Cnty, GA Hosp Auth Rev Antic Ctfs
          Ars Gwinnett Hosp Sys Proj Ser E
          (FSA Insd) (a) (n)........................       7.000   07/01/34        1,950,000
  1,000   Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A...........................       6.000   06/01/21        1,030,670
  2,930   Renaissance on Peachtree Unit Invt Tr Ctf
          GA Custody Ctfs...........................       6.000   10/01/25        2,420,151
  2,500   Rockdale Cnty, GA Dev Auth Proj Rev Visy
          Paper Proj Ser A (AMT)....................       6.125   01/01/34        2,320,125

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 1,245   Savannah, GA Econ Dev Auth Rev First Mtg
          Marshes of Skidaway A.....................       6.250%  01/01/12   $    1,205,571
  2,245   Savannah, GA Econ Dev Auth Rev First Mtg
          Marshes of Skidaway A.....................       6.850   01/01/19        2,205,420
                                                                              --------------
                                                                                  25,196,194
                                                                              --------------
          HAWAII 0.4%
  2,500   Hawaii St Dept Budget & Fin Spl Purp Rev
          Kahala Nui Proj Ser A.....................       8.000   11/15/33        2,729,250
  2,825   Kuakini, HI Hlth Sys Spl Purp Rev Ser A...       6.375   07/01/32        2,864,946
                                                                              --------------
                                                                                   5,594,196
                                                                              --------------
          IDAHO  0.5%
  2,290   Gooding Cnty, ID Indl Dev Corp Solid Waste
          Disp Rev Intrepid Technology & Res Proj
          (AMT) (Acquired 11/03/06, Cost $2,290,000)
          (c).......................................       7.500   11/01/24        1,928,753
  2,505   Idaho Hlth Fac Auth Rev Rfdg Vly Vista
          Care Corp.................................       6.125   11/15/37        2,278,623
  3,000   Idaho Hlth Fac Auth Rev Rfdg Vly Vista
          Care Ser A................................       7.875   11/15/29        3,316,410
                                                                              --------------
                                                                                   7,523,786
                                                                              --------------
          ILLINOIS  9.9%
  2,300   Annawan, IL Tax Increment Rev Patriot
          Renewable Fuels LLC Proj..................       5.625   01/01/18        2,118,760
  1,590   Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd) (Prerefunded @ 1/01/09) (e).........         *     01/01/29          530,233
  4,000   Bolingbrook, IL Sales Tax
          Rev Bolingbrook (i)....................... 0.000/6.250   01/01/24        3,918,000
  1,976   Bolingbrook, IL Spl Svc Area No 01 -1
          (Prerefunded @ 7/01/11)...................       7.375   07/01/31        2,247,404
  1,486   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Augusta Vlg Proj (Prerefunded @ 3/01/32)
          (Acquired 11/13/02, Cost $1,486,000)
          (c).......................................       6.750   03/01/32        1,673,548
  1,665   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Augusta Vlg Proj Ser 2004 (Prerefunded @
          3/01/12)..................................       6.250   03/01/32        1,845,136
  2,000   Bolingbrook, IL Spl Svc Area No 1 Spl Tax
          Forest City Tax Proj (i).................. 0.000/5.900   03/01/27        1,934,660
  1,874   Bolingbrook, IL Spl Svc Area No 3 Spl Tax
          Lakewood Ridge Proj (Prerefunded @
          3/01/11)..................................       7.050   03/01/31        2,092,190
    910   Bolingbrook, IL Unrefunded Balance Cap
          Apprec Ser B (MBIA Insd) (e)..............         *     01/01/29          271,753
    735   Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A (Prerefunded @ 3/01/10).............       7.625   03/01/30          816,335
  1,750   Chicago, IL Increment Alloc Rev Diversey
          Narragansett Proj Nt......................       7.460   02/15/26        1,779,190

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$15,500   Chicago, IL O'Hare Intl Arpt Rev Rfdg Gen
          Airport Third Lein Ser A2 (FSA Insd)
          (AMT) (h).................................       5.750%  01/01/19   $   16,215,170
     50   Chicago, IL Proj Rfdg Ser A (MBIA Insd)
          (Prerefunded @ 1/01/11)...................       5.500   01/01/38           54,406
  4,000   Chicago, IL Spl Assmt Lakeshore East
          Proj......................................       6.625   12/01/22        4,044,520
    600   Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)..................       7.250   01/01/14          606,834
  1,925   Chicago, IL Tax Increment Alloc Sub Cent
          Rev Loop Ser A (ACA Insd).................       6.500   12/01/08        1,962,537
  3,446   Cortland, IL Spl Tax Rev Sheaffer Sys Proj
          (Acquired 05/02/06, Cost $3,446,000)
          (c).......................................       5.500   03/01/17        3,244,443
  2,000   Deerfield, IL Ed Fac Chicagoland Jewish
          High Sch Proj.............................       6.000   05/01/41        1,873,540
    811   Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (e) (g).......................       7.375   03/01/11          876,488
  1,245   Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj (Prerefunded @ 3/01/11).......       7.750   03/01/27        1,440,477
  1,500   Godfrey, IL Rev Utd Methodist Vlg Ser A...       5.875   11/15/29        1,103,550
  1,270   Hampshire, IL Spl Svc Area No 16 Spl Tax
          Crown Dev Proj Prairie Ridge Proj Ser A...       6.000   03/01/46        1,060,755
  2,085   Hampshire, IL Spl Svc Area No 17 Spl Tax
          Crown Dev Proj Oakstead Ser A.............       6.000   03/01/45        1,743,269
  2,730   Hampshire, IL Spl Svc Area No 19 Spl Tax
          Crown Dev Prairie Ridge East Ser A........       6.000   03/01/46        2,280,205
  2,700   Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Impt & Rfdg................       6.550   11/15/29        2,486,376
  1,480   Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A..........................       8.500   12/01/15        1,486,512
  2,000   Illinois Fin Auth Rev Central Baptist
          Vlg.......................................       5.375   11/15/39        1,610,620
  6,000   Illinois Fin Auth Rev Clare at Wtr Tower
          Proj Ser A................................       6.125   05/15/38        5,447,880
  4,500   Illinois Fin Auth Rev Clare Oaks Proj Ser
          A.........................................       6.000   11/15/39        3,952,800
  1,310   Illinois Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..............................       8.000   11/15/16        1,312,057
  1,000   Illinois Fin Auth Rev Friendship Vlg
          Schaumburg A..............................       5.375   02/15/25          892,440
  2,000   Illinois Fin Auth Rev Friendship Vlg
          Schaumburg A..............................       5.625   02/15/37        1,693,760
  3,000   Illinois Fin Auth Rev Landing at Plymouth
          Pl Proj Ser A.............................       6.000   05/15/37        2,698,860
  3,300   Illinois Fin Auth Rev Luther Oaks Proj Ser
          A.........................................       6.000   08/15/26        3,089,031
  2,000   Illinois Fin Auth Rev Luther Oaks Proj Ser
          A.........................................       6.000   08/15/39        1,804,080
  1,000   Illinois Fin Auth Rev Montgomery Place
          Proj......................................       5.500   05/15/26          882,230
  3,000   Illinois Fin Auth Rev Northwestern Mem
          Hosp Ser A (Prerefunded @ 8/15/14)........       5.500   08/15/43        3,399,030

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,850   Illinois Fin Auth Rev Rfdg Christian Homes
          Inc Ser A.................................       5.750%  05/15/26   $    4,353,797
  2,500   Illinois Fin Auth Rev Rfdg Fairview Oblig
          Group Ser A...............................       6.250   08/15/35        2,366,975
  1,500   Illinois Fin Auth Rev Three Crowns Pk
          Plaza Ser A...............................       5.875   02/15/38        1,319,700
  2,500   Illinois Hlth Fac Auth Rev Decatur
          Mem Hosp..................................       5.750   10/01/24        2,546,675
    650   Illinois Hlth Fac Auth Rev Loyola Univ
          Hlth Sys Ser A (Prerefunded @ 7/01/11)....       6.000   07/01/21          714,896
  1,200   Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A
          (Prerefunded @ 8/15/11)...................       7.375   08/15/31        1,385,736
    250   Illinois Hlth Fac Auth Rev Rfdg Ser A.....       6.200   08/15/23          241,412
  1,125   Illinois Hlth Fac Auth Rev Rfdg Ser A.....       6.400   08/15/33        1,077,514
    400   Illinois Hlth Fac Auth Rev Silver Cross...       5.500   08/15/19          407,292
     80   Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)...........       5.750   12/01/19           83,989
  2,172   Manhattan, IL No 04-1 Brookstone
          Springs Proj..............................       6.100   03/01/35        2,019,243
    981   Minooka, IL Spl Assmt Impt Lakewood Trails
          Unit 2 Proj...............................       6.375   03/01/34          968,688
  1,180   Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj (Prerefunded @ 3/01/11)........       7.750   03/01/30        1,358,050
  2,973   Pingree Grove, IL Spl Svc Area No 2 Spl
          Tax Cambridge Lakes Proj Ser 05-2.........       6.000   03/01/35        2,685,927
  2,247   Pingree Grove, IL Spl Svc Area No 7 Spl
          Tax Cambridge Lakes Proj Ser 06-1.........       6.000   03/01/36        2,001,650
  1,600   Pingree Grove Vlg, IL Rev Cambridge Lakes
          Learning Ctr..............................       6.000   06/01/36        1,419,312
  1,961   Plano, IL Spl Svc Area No 1 Lakewood
          Springs Proj Ser A........................       6.200   03/01/34        1,893,542
  1,815   Plano, IL Spl Svc Area No 6 Spl Tax
          Lakewood Springs Club Proj................       5.800   03/01/37        1,569,249
  1,370   Quad Cities Reg Econ Dev Auth IL Multi-
          Family Hsg Heritage Woods Moline Slf Proj
          (AMT).....................................       6.000   12/01/41        1,136,716
  2,095   Regional Tran Auth IL Ser B (AMBAC
          Insd).....................................       8.000   06/01/17        2,721,196
    920   Sterling, IL Rev Hoosier Care Proj Ser
          A.........................................       7.125   06/01/34          918,786
  4,000   Upper IL Riv Vy Dev Auth Multi-Family Hsg
          Rev Living Springs Mchenry Slf Proj
          (AMT).....................................       6.100   12/01/41        3,347,040
  1,921   Volo Vlg, IL Spl Svc Area No 3 Symphony
          Meadows Proj Ser 1........................       6.000   03/01/36        1,711,246
  3,135   Wheeling, IL Tax Increment Rev N
          Milwaukee/Lake Cook TIF Proj..............       6.000   01/01/25        2,858,399

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,500   Will Kankakee Regl Dev Auth IL
          Multi-Family Hsg Rev Sr Estates Supportive
          Living (AMT)..............................       7.000%  12/01/42   $    2,344,500
  1,405   Yorkville, IL Utd City Business Dist Rev
          Storm Wtr Impt Proj.......................       6.000   01/01/26        1,235,459
    385   Yorkville, IL Utd City Business Dist Rev
          Storm Wtr Impt Proj.......................       6.000   01/01/27          337,279
  5,597   Yorkville, IL Utd City Spl Svc Area Spl
          Tax No 2004-107 Raintree Vlg IL Proj......       6.250   03/01/35        5,228,494
  1,550   Yorkville, IL Utd City Spl Svc Area Spl
          Tax No 2006-113 Cannonball/Beecher........       5.750   03/01/28        1,347,152
  1,923   Yorkville, IL Utd City Spl Svc Area Spl
          Tax No 4 104 MPI Grade Res Proj...........       6.375   03/01/34        1,820,562
                                                                              --------------
                                                                                 139,909,555
                                                                              --------------
          INDIANA  1.4%
    675   Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev (Acquired 10/15/97, Cost
          $675,000) (c) (e).........................       7.000   02/01/12          682,898
  1,845   Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................       7.125   06/01/34        1,826,827
  6,500   Indiana Hlth Fac Hosp Rev Cmnty Fndtn
          Northwest IN Ser A........................       6.000   03/01/34        6,349,395
  2,000   Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
          (AMT).....................................       6.375   11/01/29        2,033,100
  1,785   Portage, IN Spl Impt Dist Rev Marina
          Shores Proj...............................       6.375   03/01/35        1,392,978
    265   Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A...............       5.700   05/15/28          236,059
    230   Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A...............       6.000   05/15/26          215,402
    470   Saint Joseph Cnty, IN Econ Dev Rev Holy
          Cross Vlg Notre Dame Proj A...............       6.000   05/15/38          419,033
  4,000   Vigo Cnty, IN Hosp Auth Rev Union
          Hosp Inc (f)..............................       5.700   09/01/37        3,517,760
  2,000   Vigo Cnty, IN Hosp Auth Rev Union
          Hosp Inc (f)..............................       5.750   09/01/42        1,757,680
  1,500   Vigo Cnty, IN Hosp Auth Rev Union
          Hosp Inc (f)..............................       5.800   09/01/47        1,314,705
                                                                              --------------
                                                                                  19,745,837
                                                                              --------------
          IOWA  1.3%
  1,000   Bremer Cnty, IA Retirement Fac Rev Bartels
          Lutheran Ser A............................       5.375   11/15/27          846,020
  3,635   Des Moines Iowa Multi-family Hsg Rev Rfdg
          Luther Pk Apts Inc Ser A (Acquired
          04/05/07, Cost $3,635,000) (c) (e)........       5.300   12/01/36        2,960,453
  2,000   Estherville, IA Hosp Rev Avera Holy
          Family Proj...............................       6.250   07/01/26        2,064,900

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          IOWA (CONTINUED)
$   365   Evansdale, IA Hlthcare Westn Home Proj
          (e).......................................       6.000%  11/01/26   $      339,695
  3,305   Evansdale, IA Hlthcare Westn Home Proj Ser
          A (e).....................................       6.000   11/01/26        3,075,864
    500   Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A..........................       5.750   11/15/19          469,890
    500   Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A..........................       6.000   11/15/24          472,595
    800   Iowa Fin Auth Retirement Cmnty Friendship
          Haven Proj Ser A..........................       6.125   11/15/32          740,296
    350   Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life
          Cmnty Proj A..............................       5.450   11/01/26          305,952
  1,000   Iowa Fin Auth Sr Hsg Rev Rfdg Bethany Life
          Cmnty Proj A..............................       5.550   11/01/41          832,400
  2,250   Iowa Fin Auth Sr Living Fac Rev Deerfield
          Ret Cmnty Inc Ser A.......................       5.500   11/15/37        1,850,850
  2,300   Jefferson Cnty, IA Hosp Rev Jefferson Cnty
          Hosp Proj Ser C...........................       5.950   08/01/37        2,052,152
  1,000   Polk Cnty, IA Hlthcare Fac Rev Luther Pk
          Hlth Ctr Inc Proj.........................       6.150   10/01/36          919,920
  2,000   Pottawattamie Cnty Iowa Rev Rfdg Christian
          Homes Inc Ser E...........................       5.750   05/15/31        1,736,980
                                                                              --------------
                                                                                  18,667,967
                                                                              --------------
          KANSAS  0.3%
  1,000   Olathe, KS Sr Living Fac Rev Catholic Care
          Campus Inc Ser A..........................       6.000   11/15/26          930,570
  1,000   Olathe, KS Sr Living Fac Rev Catholic Care
          Campus Inc Ser A..........................       6.000   11/15/38          885,240
  1,500   Overland Pk, KS Dev Corp Rev First Tier
          Overland Pk Ser A
          (Prerefunded @ 1/01/11)...................       7.375   01/01/32        1,682,955
  1,570   Overland Pk, KS Trans Dev Dist Spl Assmt
          Grass Creek Proj..........................       5.125   09/01/28        1,351,566
                                                                              --------------
                                                                                   4,850,331
                                                                              --------------
          LOUISIANA  0.9%
  3,572   Lakeshore Vlg Master Cmnty Dev Dist LA Spl
          Assmt.....................................       5.250   07/01/17        3,177,080
  1,800   Louisiana Loc Govt Environment Fac Cmnty
          Dev Auth Rev Hlthcare Saint James Place
          Rfdg Ser A (Prerefunded @ 11/01/09).......       7.000   11/01/29        1,963,602
  1,500   Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................       6.375   10/01/20        1,424,775
  1,000   Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................       6.375   10/01/28          927,080

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          LOUISIANA (CONTINUED)
$ 2,717   Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement
          (Acquired 11/30/98, Cost $2,717,412)
          (c).......................................       5.750%  10/30/18   $    2,667,710
  2,500   Saint John Baptist Parish, LA Rev Marathon
          Oil Corp Ser A............................       5.125   06/01/37        2,208,000
                                                                              --------------
                                                                                  12,368,247
                                                                              --------------
          MARYLAND  2.4%
  1,000   Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A (Prerefunded @ 11/01/09).......       7.250   11/01/29        1,094,750
  3,500   Brunswick, MD Spl Oblg Brunswick Crossing
          Spl Taxing................................       5.500   07/01/36        2,866,150
  4,000   Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser A............................       5.950   07/01/30        3,713,840
    985   Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth Ser B............................       6.250   07/01/30          923,733
  1,160   Maryland St Econ Dev Corp MD Golf Course
          Sys (Prerefunded @ 6/01/11)...............       8.250   06/01/28        1,348,662
  1,500   Maryland St Econ Dev Corp Sr Lien Proj
          Chesapeake Bay Ser B......................       5.250   12/01/31        1,233,495
  1,540   Maryland St Hlth & Higher Ed Calvert
          Hlth Sys..................................       5.500   07/01/36        1,544,297
 14,255   Maryland St Hlth & Higher Ed Fac Auth Rev
          Medstar Hlth..............................       5.250   05/15/46       12,580,465
  2,000   Maryland St Hlth & Higher Ed Fac Auth Rev
          Washington Cnty Hosp......................       6.000   01/01/43        1,958,900
  1,500   Maryland St Hlth & Higher Edl Fac Auth Rev
          Washington Christian Academy..............       5.500   07/01/38        1,220,895
  3,000   Montgomery Cnty, MD Econ Dev Editorial
          Proj In Ed Ser A (Acquired 09/28/98,
          Cost $3,000,000) (c)......................       6.400   09/01/28        2,348,370
  1,000   Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A.................................       6.000   05/01/24          982,250
  1,500   Westminster, MD Econ Dev Carroll Lutheran
          Vlg Ser A.................................       6.250   05/01/34        1,472,475
                                                                              --------------
                                                                                  33,288,282
                                                                              --------------
          MASSACHUSETTS  1.8%
  1,000   Massachusetts St Dev Fin Agy Briarwood Ser
          B (Prerefunded @ 12/01/10)................       8.000   12/01/22        1,146,360
    250   Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc...................................       5.000   01/01/24          219,400
    500   Massachusetts St Dev Fin Agy Rev Evergreen
          Ctr Inc...................................       5.500   01/01/35          429,610
  1,835   Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc................................       6.375   07/01/29        1,739,892
  2,845   Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A........................       7.100   07/01/32        2,855,555

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 1,000   Massachusetts St Dev Fin Agy Rev MCHSP
          Human Svc Providers Ser A (Prerefunded @
          7/01/10)..................................       8.000%  07/01/20   $    1,125,820
  3,515   Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children..................       6.000   11/01/19        3,433,206
  4,960   Massachusetts St Dev Fin Agy Rev Rfdg
          First Mtg Reeds Accd Invt.................       5.750   10/01/31        4,185,049
  3,100   Massachusetts St Hlth & Ed Fac Auth Rev
          Civic Invt Ser B (Prerefunded @
          12/15/12).................................       9.150   12/15/23        3,934,644
    842   Massachusetts St Hlth & Ed Fac Auth Rev
          Nichols College Issue Ser C...............       6.000   10/01/17          867,782
  1,000   Massachusetts St Hlth & Ed Fac Auth Rev
          Northn Berkshire Hlth Ser B...............       6.250   07/01/24          986,350
    465   Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................       6.500   10/01/15          426,591
  2,000   Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................       6.750   10/01/28        1,708,300
  2,200   Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting (AMT) (Acquired
          08/10/89, Cost $2,200,000) (c)............       9.250   06/01/10        2,216,654
                                                                              --------------
                                                                                  25,275,213
                                                                              --------------
          MICHIGAN  2.7%
  2,500   Chelsea, MI Econ Dev Corp Rev Utd
          Methodist Retirement Rfdg.................       5.400   11/15/27        2,386,925
    775   East Lansing MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills B1............       5.250   07/01/37          631,176
  1,000   Gaylord, MI Hosp Fin Auth Ltd Oblig Rev
          Otsego Mem Hosp Rfdg......................       6.500   01/01/31          968,190
  2,000   Kent Hosp Fin Auth MI Rev Metro Hosp Proj
          Ser A.....................................       6.250   07/01/40        2,004,380
  1,595   Meridian, MI Econ Dev Corp Ltd Oblig Rev
          Rfdg First Mtg Burcham Hills A1...........       5.250   07/01/26        1,441,944
  2,410   Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Rfdg Ser A....................       6.000   02/01/14        2,412,217
  1,500   Michigan St Hosp Fin Auth Rev Hosp Pontiac
          Osteopathic Rfdg Ser A....................       6.000   02/01/24        1,500,150
  2,000   Michigan St Hosp Fin Auth Rev Presbyterian
          Vlg Rfdg..................................       5.500   11/15/35        1,698,540
 13,375   Michigan St Hosp Fin Auth Rev Rfdg Henry
          Ford Hlth Sys A (h).......................       5.250   11/15/46       12,543,299
  1,500   Michigan St Hosp Fin Auth Rev Rfdg
          Presbyterian Vlg..........................       5.250   11/15/25        1,296,375

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 8,500   Michigan Tob Settlement Fin Auth Tob
          Settlement Asset Sr Ser A.................       6.000%  06/01/48   $    7,794,330
  5,120   Wenonah Pk Ppty Inc Bay City Hotel Rev
          Bd........................................       7.500   04/01/33        3,182,182
                                                                              --------------
                                                                                  37,859,708
                                                                              --------------
          MINNESOTA  6.5%
  2,000   Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj (Prerefunded @ 2/01/11)..........       7.750   02/01/31        2,277,460
    700   Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood
          Hlthcare Ctr..............................       5.500   02/01/24          664,139
  2,540   Aitkin, MN Hlthcare Fac Rev Rfdg Riverwood
          Hlthcare Ctr..............................       5.600   02/01/32        2,292,706
  1,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................       6.000   10/01/33          943,460
  2,000   Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj (Prerefunded @
          4/01/10)..................................       7.500   04/01/19        2,204,320
  2,000   Carlton, MN Hlth & Hsg Fac Inter Faith
          Social Svc Inc Proj (Prerefunded @
          4/01/10)..................................       7.750   04/01/29        2,233,480
  2,700   Carlton, MN Hlthcare & Hsg Fac Rev Rfdg
          Inter Faith Care Ctr Proj.................       5.700   04/01/36        2,427,273
  1,500   Columbia Heights, MN Multi-Family &
          Hlthcare Fac Rev Rfdg Crest View Corp Proj
          A.........................................       5.700   07/01/42        1,355,685
  2,000   Crookston,MN Hlthcare Fac Rev Rfdg
          Riverview Hlth Proj.......................       5.300   05/01/32        1,732,180
  2,000   Cuyuna, MN Sr Hsg Rev Crosby Sr Svcs Proj
          Ser B.....................................       6.100   10/01/47        1,844,220
  2,250   Cuyuna Range Hosp Dist MN Hlth Fac Gross
          Rev.......................................       5.500   06/01/35        2,147,692
    675   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Saint Luke's Hosp.........................       6.000   06/15/12          689,607
  1,500   Duluth, MN Econ Dev Auth Hlthcare Fac Rev
          Saint Luke's Hosp.........................       7.250   06/15/32        1,552,950
  2,000   Glencoe, MN Hlthcare Fac Rev (Prerefunded
          @ 4/01/11)................................       7.500   04/01/31        2,275,600
  6,695   Minneapolis & Saint Paul MN Metro Arpts
          Commn Arpt Rev Sub Ser B (AMBAC Insd)
          (AMT) (h).................................       5.000   01/01/21        6,587,294
  7,385   Minneapolis & Saint Paul MN Metro Arpts
          Commn Arpt Rev Sub Ser B (AMBAC Insd)
          (AMT) (h).................................       5.000   01/01/23        7,266,194
  3,000   Minneapolis, MN Hsg & Hlthcare Fac Rev
          Rfdg Providence Proj Ser A................       5.750   10/01/37        2,686,530
  1,400   Minneapolis, MN Student Hsg Rev Riverton
          Cmnty Hsg Proj Ser A......................       5.600   08/01/26        1,246,658
  3,100   Minneapolis, MN Student Hsg Rev Riverton
          Cmnty Hsg Proj Ser A......................       5.700   08/01/40        2,651,988

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$ 1,000   Minneapolis, MN Tax Increment Rev Ivy
          Tower Proj................................       5.700%  02/01/29   $      909,180
    900   Minnesota Agric & Econ Dev Brd Rev
          Hlthcare Benedictine Proj Ser A...........       5.500   08/01/23          848,763
    875   Minnesota Agric & Econ Dev Brd Rev
          Hlthcare Benedictine Proj Ser A...........       5.750   02/01/30          813,356
  3,770   Moorhead, MN Sr Hsg Rev Sheyenne Crossing
          Proj......................................       5.650   04/01/41        3,353,415
    875   New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg
          HADC Ridgeway Proj Ser A
          (GTY AGMT)................................       5.750   06/01/28          822,290
  2,150   New Ulm, MN Econ Dev Auth Hsg Fac Rev Rfdg
          HADC Ridgeway Proj Ser A
          (GTY AGMT)................................       6.000   06/01/41        2,027,816
  3,000   North Oaks, MN Sr Hsg Rev Presbyterian
          Homes North Oaks..........................       6.500   10/01/47        3,011,580
    850   Northwest, MN Multi-Cnty Hsg & Redev Auth
          Govt Hsg Rev Pooled Hsg Prog Rfdg.........       5.250   07/01/26          729,606
  2,340   Northwest, MN Multi-Cnty Hsg & Redev Auth
          Govt Hsg Rev Pooled Hsg Prog Rfdg.........       5.450   07/01/41        1,929,400
  2,500   Northwest, MN Multi-Cnty Hsg & Redev Auth
          Govt Hsg Rev Pooled Hsg Prog Rfdg Ser A...       6.250   07/01/40        2,325,475
  1,500   Oakdale, MN Rev Sr Hsg Oak Meadows Proj
          Rfdg......................................       6.250   04/01/34        1,459,650
  2,450   Oronoco, MN Multi-Family Hsg Rev Wedum
          Shorewood Campus Proj Rfdg................       5.400   06/01/41        2,144,191
  1,350   Park Rapids, MN Hsg Hlth Fac Cdl Homes LLC
          Proj......................................       5.400   08/01/36        1,169,451
  1,100   Pine City, MN Lease Rev Lakes Intl
          Language Academy Ser A....................       6.250   05/01/35          994,818
  2,000   Prior Lake, MN Sr Hsg Rev Shepards Path
          Ser B.....................................       5.700   08/01/36        1,843,420
  2,000   Prior Lake, MN Sr Hsg Rev Shepards Path
          Ser B.....................................       5.750   08/01/41        1,840,800
  1,425   Ramsey, MN Lease Rev Pact Charter Sch Proj
          Ser A.....................................       6.750   12/01/33        1,433,251
  1,500   Saint Cloud, MN Hsg & Redev Auth Sterling
          Heights Apt Proj (AMT)....................       7.550   04/01/39        1,448,790
  2,355   Saint Louis Pk, MN Rev Roitenberg Family
          Asstd Proj Rfdg...........................       5.700   08/15/41        2,111,823
  1,000   Saint Paul, MN Hsg & Redev Auth Higher
          Ground Academy Rfdg
          Ser A.....................................       6.625   12/01/23        1,010,540
    400   Saint Paul, MN Hsg & Redev Auth Hmong
          Academy Proj Ser A........................       5.750   09/01/26          364,636

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$ 2,185   Saint Paul, MN Hsg & Redev Auth Lease Rev
          Hope Cmnty Academy Proj...................       6.250%  12/01/33   $    2,038,539
  1,000   Saint Paul, MN Hsg & Redev Cmnty of Peace
          Academy Proj Ser A
          (Prerefunded @ 12/01/10)..................       7.875   12/01/30        1,152,620
  1,250   Saint Paul, MN Port Auth Lease Rev
          Hltheast Midway Campus 03 Ser A...........       5.875   05/01/30        1,189,600
    700   Saint Paul, MN Port Auth Lease Rev
          Hltheast Midway Campus 03 Ser B...........       6.000   05/01/30          677,929
  2,000   Saint Paul, MN Hsg & Redev Auth Lse Rev
          Hmong Academy Proj Ser A..................       6.000   09/01/36        1,812,500
  1,000   Saint Paul, MN Hsg & Redev Auth Rfdg
          Marian Ctr Proj A.........................       5.300   11/01/30          841,520
  3,340   Saint Paul, MN Hsg & Redev Auth Rfdg
          Marian Ctr Proj A.........................       5.375   05/01/43        2,723,803
  1,000   Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A............................       6.375   12/01/24          934,300
  1,000   Vadnais Heights, MN Lease Rev Agric & Food
          Sciences Ser A............................       6.600   12/01/34          911,090
  1,450   Winona, MN Hlthcare Winona Hlth Ser A.....       6.000   07/01/34        1,469,416
                                                                              --------------
                                                                                  91,423,004
                                                                              --------------
          MISSISSIPPI  0.3%
    615   Mississippi Biss Fin Corp Rev Bldg Ser
          2004 (AMT)................................       7.250   07/01/34          617,774
  1,800   Mississippi Home Corp Rev Grove Apts Proj
          Ser 1 (AMT)...............................       6.250   04/01/37        1,562,868
  2,000   Mississippi Home Corp Rev Kirkwood Apts
          Proj (AMT)................................       6.800   11/01/37        1,885,020
                                                                              --------------
                                                                                   4,065,662
                                                                              --------------
          MISSOURI  3.0%
  1,455   Branson Hills Infrastructure Fac Cmnty
          Impt Dist MO Spl Ser A....................       5.500   04/01/22        1,342,048
  1,500   Branson Hills Infrastructure Fac Cmnty
          Impt Dist MO Spl Ser A....................       5.500   04/01/27        1,316,175
  4,750   Branson, MO Regl Arpt Transn Dev Dist Arpt
          Rev Ser B (AMT)...........................       6.000   07/01/37        4,096,163
  1,500   Carthage, MO Hosp Rev.....................       5.875   04/01/30        1,351,950
  8,500   Carthage, MO Hosp Rev.....................       6.000   04/01/38        7,580,215
  1,250   Cole Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Lutheran Sr Svc Heisinger Proj........       5.500   02/01/35        1,200,812
    960   Fenton, MO Tax Increment Rev & Impt
          Gravois Bluffs Proj Rfdg (Prerefunded @
          10/01/11).................................       7.000   10/01/21        1,102,426
    910   Fenton, MO Tax Increment Rev & Impt
          Gravois Bluffs Proj Rfdg (Prerefunded @
          10/01/12).................................       6.125   10/01/21        1,028,054

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$ 1,205   Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................       5.000%  04/01/17   $    1,140,978
  2,000   Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A......................       6.250   01/01/24        1,944,200
  1,500   Kansas City, MO Indl Dev Auth First Mtg
          Bishop Spencer Ser A......................       6.500   01/01/35        1,450,950
    960   Kansas City, MO Indl Dev Auth Multi-Family
          Hsg Rev Brentwood Manor Apt Proj Ser B
          (AMT).....................................       7.250   10/15/38          966,768
  3,000   Kansas City, MO Indl Dev Plaza Lib Proj...       5.900   03/01/24        2,804,880
  1,710   Kansas City, MO Multi-Family Hsg Rev
          Northwoods Apts Proj Ser A (AMT)..........       6.450   05/01/40        1,710,308
  2,220   Nevada, MO Hosp Rev Nevada Regl Med Ctr
          (Prerefunded @ 10/01/11)..................       6.750   10/01/22        2,537,371
  2,750   Saint Joseph, MO Indl Dev Auth Hlthcare
          Rev Living Cmnty Saint Joseph Proj........       7.000   08/15/32        2,577,327
  1,270   Saint Louis Cnty, MO Indl Dev Auth Sr
          Living Fac Rev Saint Andrews Res for Srs
          Ser A.....................................       6.375   12/01/30        1,205,802
  1,630   Saint Louis Cnty, MO Indl Dev Auth Sr
          Living Fac Rev Saint Andrews Res for Srs
          Ser A.....................................       6.375   12/01/41        1,525,452
  4,615   Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
          (Acquired 01/12/99, Cost $4,526,310)
          (c).......................................       6.500   12/01/28        4,631,799
                                                                              --------------
                                                                                  41,513,678
                                                                              --------------
          MONTANA  0.2%
  1,000   Montana Fac Fin Auth Rev Sr Living Saint
          Johns Lutheran Ser A......................       6.000   05/15/25          946,250
  2,000   Montana Fac Fin Auth Rev Sr Living Saint
          Johns Lutheran Ser A......................       6.125   05/15/36        1,881,480
                                                                              --------------
                                                                                   2,827,730
                                                                              --------------
          NEVADA  0.7%
  2,400   Director St NV Dept Business & Industry
          Las Vegas Monorail Proj Second Tier.......       7.375   01/01/40          829,944
  3,000   Henderson, NV Hlthcare Fac Rev Catholic
          Hlthcare West Ser A.......................       5.625   07/01/24        3,074,250
    975   Las Vegas, NV Loc Impt Bds Spl Impt Dist
          No 607....................................       6.000   06/01/19          919,269
  5,425   Reno, NV Redev Agy Tax Alloc
          Sub Lien Ser C............................       5.400   06/01/27        4,518,591
                                                                              --------------
                                                                                   9,342,054
                                                                              --------------

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.3%
$ 1,500   New Hampshire Hlth & Ed Fac Auth Rev
          Hlthcare Sys Covenant Hlth................       5.500%  07/01/34   $    1,479,360
  1,690   New Hampshire Hlth & Ed Fac Auth Rev
          Huntington at Nashua Ser A................       6.875   05/01/33        1,731,219
  1,500   New Hampshire Hlth & Ed Fac Speare Mem
          Hosp......................................       5.875   07/01/34        1,439,850
                                                                              --------------
                                                                                   4,650,429
                                                                              --------------
          NEW JERSEY  1.9%
  1,000   Middlesex Cnty, NJ Pollutn Ctl
          Amerada Rfdg..............................       6.050   09/15/34          990,850
  1,285   New Jersey Econ Dev Auth Econ Dev Rev
          Kullman Assoc Proj Ser A (AMT)............       6.125   06/01/18        1,100,281
  2,500   New Jersey Econ Dev Auth Econ Dev Rev Utd
          Methodist Homes Ser A1....................       6.000   07/01/18        2,491,225
  2,000   New Jersey Econ Dev Auth First Mtg
          Franciscan Oaks Proj......................       5.700   10/01/17        1,969,080
    750   New Jersey Econ Dev Auth First Mtg
          Seashore Gardens Proj.....................       5.300   11/01/26          648,083
    900   New Jersey Econ Dev Auth First Mtg
          Seashore Gardens Proj.....................       5.375   11/01/36          750,501
  1,000   New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A (Prerefunded @ 11/15/08)........       8.125   11/15/18        1,036,830
  1,000   New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A (Prerefunded @ 11/15/10)........       8.000   11/15/15        1,148,080
  1,440   New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A (Prerefunded @ 11/15/10)........       8.125   11/15/23        1,657,584
    710   New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A.........................       5.750   01/01/25          643,622
  1,230   New Jersey Econ Dev Auth Rev First Mtg
          Lions Gate Proj A.........................       5.875   01/01/37        1,078,366
  2,000   New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplanade Bear (AMT)......................       7.000   06/01/39        1,443,200
  1,500   New Jersey Econ Dev Auth Rev Unrefunded
          Bal Sr Mtg Arbor Ser A....................       6.000   05/15/28        1,413,930
  3,500   New Jersey Econ Dev Auth Utd Methodist
          Homes NJ Oblig............................       5.750   07/01/29        3,241,140
    900   New Jersey Hlthcare Fac Fin Auth Rev
          Avalon at Hillsborough Ser A (AMT)........       6.375   07/01/25          851,787
    575   New Jersey Hlthcare Fac Fin Auth Rev
          Avalon at Hillsborough Ser A (AMT)........       6.625   07/01/35          541,869
  8,840   New Jersey Hlthcare Fac Fin Auth Rev Cap
          Apprec Saint Barnabas Hlth Ser B..........         *     07/01/35        1,395,659
  2,780   New Jersey Hlthcare Fac Fin Auth Rev Cap
          Apprec Saint Barnabas Hlth Ser B..........         *     07/01/36          409,049
    595   New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg............       7.250   07/01/14          594,994

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 4,740   New Jersey Hlthcare Fac Fin Auth Rev Saint
          Barnabas Hlthcare Sys Ser B...............         *     07/01/34   $      804,899
  3,000   New Jersey Hlthcare Fac Fin Inst Inc
          Cherry Hill Proj..........................       8.000%  07/01/27        3,006,630
                                                                              --------------
                                                                                  27,217,659
                                                                              --------------
          NEW MEXICO  0.6%
  3,960   Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Rfdg Ser B.....................       6.600   12/15/28        3,943,130
  1,505   Cabezon Pub Impt Dist NM Spl
          Leverage Rev..............................       6.000   09/01/24        1,435,770
    976   New Mexico Hsg Auth Region lll Sr
          Brentwood Gardens Apt Ser A (AMT).........       6.850   12/01/31        1,001,874
  2,000   New Mexico St Hosp Equip Ln Council Hosp
          Rev Rehoboth Proj Rfdg Ser A..............       5.250   08/15/26        1,670,040
    750   Ventana West Pub Impt Dist NM.............       6.875   08/01/33          762,188
                                                                              --------------
                                                                                   8,813,002
                                                                              --------------
          NEW YORK  4.6%
  1,000   Brookhaven, NY Indl Dev Agy Mem Hosp Med
          Ctr Inc Ser A (Prerefunded @ 11/15/10)....       8.125   11/15/20        1,142,840
  1,400   Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac
          Ser A (AMT)...............................       6.375   12/01/37        1,395,212
  3,245   Dutchess Cnty, NY Indl Dev Agy Saint
          Francis Hosp Rfdg Ser A...................       7.500   03/01/29        3,433,729
  1,690   Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj (Prerefunded @ 11/15/10).............       8.000   11/15/15        1,896,434
  7,000   New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................       6.250   03/01/15        7,080,500
 15,400   New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................       6.500   03/01/35       15,503,334
 17,780   New York, NY City Indl Dev Agy Rev Liberty
          7 World Trade Ctr Ser A (h)...............       6.250   03/01/15       17,984,381
  2,500   New York St Energy Resh & Dev
          Reg Ribs (j) (k)..........................       8.601   04/01/20        2,609,450
  2,770   Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev Eastn Long Isl Hosp Assoc Ser A
          (Prerefunded @ 1/01/12)...................       7.750   01/01/22        3,187,771
  1,000   Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev Gurwin Jewish Phase II................       6.700   05/01/39        1,018,690
  1,445   Suffolk Cnty, NY Indl Dev Agy Cont Care
          Retirement Peconic Landing Ser A..........       8.000   10/01/20        1,538,361
  4,000   Suffolk Cnty, NY Indl Dev Agy Medford
          Hamlet Asstd Living Proj (AMT)............       6.375   01/01/39        3,699,520
  1,000   Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.........................       7.375   03/01/31        1,030,580

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,315   Utica, NY Indl Dev Agy Civic Utica College
          Civic Fac.................................       6.750%  12/01/21   $    2,431,630
  1,000   Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A (Prerefunded @
          7/01/10)..................................       7.375   07/01/30        1,120,510
                                                                              --------------
                                                                                  65,072,942
                                                                              --------------
          NORTH CAROLINA  0.2%
  2,600   North Carolina Med Care Commn Retirement
          Fac Rev First Mtg Ser A 05................       5.500   10/01/35        2,328,248
                                                                              --------------

          NORTH DAKOTA  0.1%
  1,820   Traill Cnty, ND Hlthcare Rev Hillsboro
          Med Ctr...................................       5.500   05/01/42        1,490,216
                                                                              --------------

          OHIO  5.2%
  7,200   Adams Cnty Hosp Fac Impt Rev Adams Cnty
          Hosp Proj.................................       6.500   09/01/36        6,068,088
  5,000   Athens Cnty, OH Hosp Fac Rev Impt
          O'Bleness Mem Rfdg Ser A..................       7.125   11/15/33        5,131,700
  1,000   Buckeye, OH Tob Settlement Fin Auth Asset
          Bkd Sr Turbo Ser A-2......................       5.750   06/01/34          892,380
 16,000   Buckeye, OH Tob Settlement Fin Auth Asset
          Bkd Sr Turbo Ser A-2......................       5.875   06/01/30       14,903,360
 15,000   Buckeye, OH Tob Settlement Fin Auth Asset
          Bkd Sr Turbo Ser A-2......................       5.875   06/01/47       13,274,400
  2,000   Buckeye, OH Tob Settlement Fin Auth Asset
          Bkd Sr Turbo Ser A-2......................       6.000   06/01/42        1,830,200
  3,000   Cleveland-Cuyahoga Cnty, OH Spl Assmt/ Tax
          Increment.................................       7.000   12/01/18        3,184,620
  2,000   Cuyahoga Cnty, OH Hlthcare & Indpt Living
          Fac Rev Eliza Jennings Sr Care Ser A......       6.000   05/15/37        1,799,240
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Franciscan
          Cnty OH Inc Proj Ser C....................       6.250   05/15/32          976,200
  1,760   Dayton, OH Spl Fac Rev Air Fght Cargo Day
          LLC Proj (AMT)............................       6.300   04/01/22        1,631,942
  7,510   Erie Cnty, OH Hosp Fac Rev Firelands Regl
          Med Ctr Ser A.............................       5.625   08/15/32        7,524,945
  5,955   Franklin Cnty, OH Hlthcare Fac Rev Impt
          Lutheran Sr City Proj Rfdg (e)............       6.125   12/15/28        5,353,069
  3,000   Franklin Cnty, OH Hosp Rev Rfdg Childrens
          Hosp (AMBAC Insd) (a).....................       8.000   11/01/25        3,000,000
  1,500   Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg...........................       6.500   08/15/20        1,551,750
    750   Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A..........................       6.000   05/15/24          681,825

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 1,000   Lucas Cnty, OH Port Auth Rev Saint Mary
          Woods Proj Ser A..........................       6.000%  05/15/34   $      886,380
  4,340   Norwood, OH Tax Increment Rev Fin
          Cornerstone at Norwood....................       6.200   12/01/31        3,913,595
                                                                              --------------
                                                                                  72,603,694
                                                                              --------------
          OKLAHOMA  1.5%
  1,000   Citizen Potawatomi Nation, OK Ser A.......       6.500   09/01/16        1,038,090
    330   Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A (g).......................       7.000   08/01/10          348,114
  1,000   Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A (Prerefunded @ 8/01/10)...       7.625   08/01/20        1,133,330
    750   Langston, OK Economic Dev Langston Cmnty
          Dev Corp Proj Ser A
          (Prerefunded @ 8/01/10)...................       7.400   08/01/17          846,195
  2,000   Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg...........................       6.000   04/01/18        1,913,860
    750   Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg Ser A.....................       5.700   04/01/25          679,012
  1,250   Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg Ser A.....................       5.875   04/01/30        1,120,062
  1,000   Oklahoma Cnty, OK Fin Auth Rev Epworth
          Villa Proj Rfdg Ser A.....................       7.000   04/01/25        1,006,630
  5,500   Oklahoma Cnty, OK Fin Auth Rev Retirement
          Fac Concordia Ser A.......................       6.000   11/15/38        4,900,555
  1,500   Oklahoma Cnty, OK Fin Auth Rev Retirement
          Fac Concordia Ser A.......................       6.125   11/15/25        1,408,485
  4,000   Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Rfdg Ser A (Prerefunded @
          8/15/09)..................................       5.625   08/15/19        4,223,840
  1,065   Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Rfdg Ser A (Prerefunded @
          8/15/09)..................................       5.750   08/15/12        1,126,387
  1,000   Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Rfdg Ser A (Prerefunded @
          8/15/09)..................................       5.750   08/15/15        1,057,640
                                                                              --------------
                                                                                  20,802,200
                                                                              --------------
          OREGON  0.7%
  2,145   Clatsop Care Ctr Hlth Dist OR Rev Sr
          Hsg.......................................       6.875   08/01/28        2,145,172
  2,400   Multnomah Cnty, OR Hosp Fac Auth Rev
          Terwilliger Plaza Proj Rfdg (Acquired
          12/27/05, Cost $2,344,512) (c)............       6.500   12/01/29        2,327,928

 34                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          OREGON (CONTINUED)
$ 4,898   Oregon St Hlth Hsg Ed & Cultural Fac Auth
          Saint Anthony Vlg Hsg Ser A (AMT).........       7.250%  06/01/28   $    4,995,009
    910   Oregon St Hlth Hsg Ed Auth OR Baptist
          Retirement Homes Ser A....................       8.000   11/15/26          910,719
                                                                              --------------
                                                                                  10,378,828
                                                                              --------------
          PENNSYLVANIA  5.5%
 15,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys West PA Ser A (d).....................       5.375   11/15/40       12,540,430
  1,840   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
          (Prerefunded @ 11/15/10)..................       9.250   11/15/15        2,130,389
  2,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
          (Prerefunded @ 11/15/10)..................       9.250   11/15/22        2,368,060
  2,000   Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B
          (Prerefunded @ 11/15/10)..................       9.250   11/15/30        2,368,060
  1,500   Allegheny Cnty, PA Redev Auth Pittsburgh
          Mills Proj................................       5.600   07/01/23        1,419,660
  1,500   Berks Cnty, PA Indl Dev Auth First Mtg Rev
          Rfdg One Douglassville Proj A (AMT).......       6.125   11/01/34        1,363,395
  1,500   Bucks Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Ann's Choice Inc Fac Ser A......       6.125   01/01/25        1,469,865
  1,250   Bucks Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Ann's Choice Inc Fac Ser A......       6.250   01/01/35        1,214,312
  1,000   Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.....................       6.200   05/01/19          966,780
  1,800   Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.....................       6.300   05/01/29        1,691,604
  1,500   Chester Cnty, PA Hlth & Ed Fac Chester
          Cnty Hosp Ser A...........................       6.750   07/01/31        1,540,335
  3,000   Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office.........................       6.000   01/01/25        2,596,710
  1,000   Fulton Cnty, PA Indl Dev Auth Hosp Rev
          Fulton Cnty Med Ctr Proj..................       5.875   07/01/31          918,520
  1,900   Fulton Cnty, PA Indl Dev Auth Hosp Rev
          Fulton Cnty Med Ctr Proj..................       5.900   07/01/40        1,693,394
  1,000   Harrisburg, PA Auth Univ Rev Harrisburg
          Univ of Science Ser A.....................       5.400   09/01/16        1,002,970
  3,050   Harrisburg, PA Auth Univ Rev Harrisburg
          Univ of Science Ser B.....................       6.000   09/01/36        2,781,905
  2,200   Indiana Cnty, PA Indl Dev Auth PSEG Pwr
          LLC Proj Rfdg (AMT).......................       5.850   06/01/27        2,096,138
  1,000   Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home.........................       6.625   04/01/28        1,001,970
  1,200   Lehigh Cnty, PA Gen Purp Auth First Mtg
          Bible Fellowship Church...................       7.625   11/01/21        1,270,008
  3,000   Lehigh Cnty, PA Gen Purp Auth Rev Good
          Shepherd Grp Ser A........................       5.500   11/01/24        3,074,670

See Notes to Financial Statements                                             35

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 3,585   Lehigh Cnty, PA Gen Purp Auth Rev
          Kidspeace Oblig Grp (e)...................       6.200%  11/01/14   $    3,366,351
  5,500   Lehigh Cnty, PA Gen Purp Auth Rev
          Kidspeace Oblig Grp Rfdg..................       6.000   11/01/23        5,024,140
  1,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................       6.100   06/01/18          927,310
  4,180   Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev Rfdg & Impt Montgomery................       6.875   04/01/36        4,144,094
  1,085   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care......................       6.000   02/01/21        1,029,567
  4,500   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care......................       6.250   02/01/35        4,131,450
  1,340   Northeastern, PA Hosp & Ed Auth
          Hlthcare Rev..............................       7.125   10/01/29        1,349,447
  1,665   Northeastern, PA Hosp & Ed Auth Hlthcare
          Rev Oakwood Ter Proj (e) (f)..............       6.500   10/01/32        1,570,894
  1,500   Pennsylvania Econ Dev Fin Auth Reliant
          Energy Ser A (AMT) (a)....................       6.750   12/01/36        1,503,030
  3,000   Pennsylvania Econ Dev Fin Auth Reliant
          Energy Seward Ser A (AMT) (a).............       6.750   12/01/36        3,006,060
    980   Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A................................       6.750   09/01/32        1,006,362
  2,150   Philadelphia, PA Auth Indl Dev Rev Coml
          Dev Rfdg (AMT)............................       7.750   12/01/17        2,152,172
  1,455   Philadelphia, PA Hosp & Higher Ed Fac Auth
          Rev Centralized Comp Human Svc Ser A......       6.125   01/01/13        1,387,488
  1,500   Westmoreland Cnty, PA Indl Dev Hlthcare
          Fac Redstone Ser B (Prerefunded @
          11/15/10).................................       8.000   11/15/23        1,708,110
                                                                              --------------
                                                                                  77,815,650
                                                                              --------------
          RHODE ISLAND  0.3%
  1,825   Rhode Island St Econ Dev Corp Rev Oblig
          Providence Pl.............................       7.250   07/01/20        1,842,575
  3,000   Tobacco Settlement Fin Corp RI Asset Bkd
          Ser A.....................................       6.000   06/01/23        2,939,520
                                                                              --------------
                                                                                   4,782,095
                                                                              --------------
          SOUTH CAROLINA  1.3%
  2,500   Lancaster Cnty, SC Assmt Rev Edenmoor Impt
          Dist Ser B (Acquired 05/19/06, Cost
          $2,500,000) (c)...........................       5.750   12/01/37        2,072,425
  1,700   Lancaster Cnty, SC Assmt Rev Sun City
          Carolina Lakes Impt.......................       5.450   12/01/37        1,358,997
  1,000   Myrtle Beach, SC Tax Increment Myrtle
          Beach Air Force Base Ser A................       5.250   11/01/26          848,000
  1,250   Myrtle Beach, SC Tax Increment Myrtle
          Beach Air Force Base Ser A................       5.300   11/01/35        1,008,263

 36                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$ 3,000   South Carolina Jobs Econ Dev Auth Econ Dev
          Rev Westminster Impt & Rfdg...............       5.375%  11/15/30   $    2,460,420
  2,250   South Carolina Jobs Econ Dev Auth Hlth Fac
          Rev First Rfdg First Mtg Wesley Commons...       5.300   10/01/36        1,835,910
    800   South Carolina Jobs Econ Dev Auth Rev
          Woodlands at Furman Proj Ser A............       6.000   11/15/27          742,984
  2,000   South Carolina Jobs Econ Dev Auth Rev
          Woodlands at Furman Proj Ser A............       6.000   11/15/37        1,800,720
  1,000   South Carolina Jobs Econ Dev Episcopal
          Home Still Proj Ser A.....................       6.000   05/15/17          981,710
  2,000   South Carolina Jobs Econ Dev First Mtg
          Westley Com Proj (Prerefunded @
          10/01/10).................................       7.750   10/01/24        2,292,900
  3,000   Tobacco Settlement Rev Mgmt Auth SC Tob
          Settlement Rev Ser B......................       6.375   05/15/28        2,998,050
                                                                              --------------
                                                                                  18,400,379
                                                                              --------------
          SOUTH DAKOTA  0.5%
  1,010   Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp A (AMT)..............................       6.000   12/15/18          940,057
  1,750   Sioux Falls, SD Hlth Fac Rev Rfdg Dow
          Rummel Vlg Proj...........................       5.000   11/15/33        1,376,305
  4,045   Sioux Falls, SD Multi-Family Rev Rfdg Hsg
          Inn on Westport Proj A1 (Acquired
          08/04/06, Cost $4,045,000) (c)............       6.000   03/01/40        3,515,105
  1,025   Sioux Falls, SD Multi-Family Rev Rfdg Hsg
          Inn on Westport Sub B (Acquired 08/04/06,
          Cost $1,025,000) (c) (e)..................       7.500   03/01/40          938,234
                                                                              --------------
                                                                                   6,769,701
                                                                              --------------
          TENNESSEE  4.1%
  1,675   Blount Cnty, TN Hlth & Ed Fac Brd Rev Rfdg
          Asbury Inc. Ser A.........................       5.125   04/01/23        1,482,090
  3,000   Elizabethton, TN Hlth & Ed Fac Brd Rev
          Rfdg & Impt Hosp Ser B (MBIA-IBC Insd)
          (Prerefunded @ 7/01/12)...................       7.750   07/01/29        3,447,540
  1,000   Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg MTN St Hlth Rfdg Ser A
          (Prerefunded @ 7/01/12)...................       7.500   07/01/33        1,202,210
  3,570   Johnson City, TN Hlth & Ed Fac Brd Hosp
          Rev First Mtg MTN St Hlth Ser A...........       5.500   07/01/36        3,323,563
  1,000   Johnson City, TN Hlth & Ed Fac Brd
          Retirement Fac Rev Appalachian Christian
          Vlg Proj Ser A............................       6.250   02/15/32          941,580
  2,230   Memphis, TN Hlth Ed & Hsg Fac Brd Multi-
          Family Hsg Rev Hilldale Apt Proj (AMT)....       6.700   11/01/37        2,175,253
  1,750   Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A.....................................       7.000   12/01/23        1,664,495

See Notes to Financial Statements                                             37

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TENNESSEE (CONTINUED)
$ 2,500   Shelby Cnty, TN Hlth & Ed Germantown Vlg
          Ser A.....................................       7.250%  12/01/34   $    2,406,850
  1,000   Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A................       5.625   09/01/26          943,600
  4,500   Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A................       5.750   09/01/37        4,187,205
    800   Shelby Cnty, TN Hlth Ed Hsg Vlg
          at Germantown.............................       6.250   12/01/34          658,904
  5,700   Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Hosp Rev Wellmont Hlth Sys Proj Ser C
          (h).......................................       5.250   09/01/36        4,994,169
  4,700   Sullivan Cnty, TN Hlth Ed & Hsg First Mtg
          Fac Brd Rev Inc Proj (e)..................       8.410   11/01/19        4,845,747
 24,000   Tennessee Energy Acqusn Corp Gas Rev Ser A
          (h).......................................       5.250   09/01/22       22,923,568
  2,515   Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A (Acquired 06/08/89, Cost $2,515,000)
          (c) (e)...................................      10.000   11/01/19        2,298,056
  1,160   Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (Acquired 06/08/89, Cost $1,160,000)
          (c) (e) (l)...............................      10.000   11/01/20               12
                                                                              --------------
                                                                                  57,494,842
                                                                              --------------
          TEXAS  8.0%
    155   Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT).............       6.250   10/01/08          154,654
  3,000   Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A (AMT).............       6.500   10/01/23        2,824,410
  2,000   Angelina & Neches Riv Auth TX Indl Dev
          Corp Environmental Aspen Pwr LLC Proj
          Ser A (AMT)...............................       6.500   11/01/29        1,648,820
  1,000   Atlanta, TX Hosp Auth Fac Rev.............       6.700   08/01/19        1,004,340
  2,035   Atlanta, TX Hosp Auth Fac Rev.............       6.750   08/01/29        2,036,852
    990   Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A....................       6.750   04/01/27          707,830
    955   Bexar Cnty, TX Hsg Fin Corp Multi-Family
          Hsg Rev Woodland Ridge Apt Proj Ser A
          (AMT).....................................       7.000   01/01/39          970,853
    735   Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
          McKenna Mem Proj Ser A (Prerefunded @
          2/01/13)..................................       6.250   02/01/32          837,437
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Cap
          Apprec Rfdg (Acquired 08/28/89,
          Cost $660,829) (c) (e)....................         *     08/01/11        1,534,715
  3,445   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................       7.250   04/01/32        3,419,851
  5,000   Dallas, TX Performing Arts Cultural Fac
          Corp Cultural Ars Dallas Ctr Fndtn Proj
          Ser A (MBIA Insd) (a) (n).................       8.750   09/01/41        5,000,000

 38                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,500   Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A.................................       7.000%  09/01/25   $    2,536,450
  3,500   Decatur, TX Hosp Auth Hosp Wise Regl Hlth
          Sys Ser A.................................       7.125   09/01/34        3,582,670
  1,500   Grand Prairie, TX Hsg Fin Corp Indpt Sr
          Living Ctr Rev (b)........................ 7.500/3.750   07/01/17        1,338,165
  3,000   Grand Prairie, TX Hsg Fin Corp Indpt Sr
          Living Ctr Rev (b)........................ 7.750/2.580   01/01/34        2,493,630
  5,675   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Ars Baylor College Med Ser A-2 (AMBAC
          Insd) (a) (n).............................      10.120   11/15/47        5,675,000
  2,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Stars Mem Hermann Hlthcare Ser B-2 (AMBAC
          Insd) (a).................................      11.500   12/01/35        2,000,000
  2,500   Harris Cnty, TX Hlth Fac Dev Corp Med Fac
          Rev Ars Baylor College of Med Ser B (AMBAC
          Insd) (a) (n).............................      10.320   11/15/35        2,500,000
  3,050   Harris Cnty, TX Hlth Fac Dev Corp Rev Ars
          Christus Hlth Ser A-3 (FSA Insd) (a)
          (n).......................................       6.140   07/01/31        3,050,000
  3,000   Houston, TX Hlth Fac Dev Corp Buckingham
          Sr Living Cmnty Ser A (Prerefunded @
          2/15/14)..................................       7.125   02/15/34        3,655,980
  7,500   Lower CO River Auth TX Rev Rfdg Ser A (FSA
          Insd) (h).................................       5.875   05/15/14        7,848,188
 17,760   Lower CO River Auth TX Rev Rfdg Ser A (FSA
          Insd) (h).................................       5.875   05/15/16       18,584,508
  1,000   Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg
          First Mtg Carillon Proj A.................       6.500   07/01/26          970,290
 10,000   Lubbock, TX Hlth Fac Dev Corp Rev Dev Rfdg
          First Mtg Carillon Proj A.................       6.625   07/01/36        9,761,800
  2,500   Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
          Mem Hlth Sys East TX......................       5.500   02/15/37        2,247,475
  2,210   Meadow Parc Dev Inc TX Multi-Family Rev
          Hsg Meadow Parc Apt Proj..................       6.500   12/01/30        2,210,376
  2,500   Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.......................       7.250   01/01/31        2,523,875
  1,500   Midlothian, TX Dev Auth Tax Increment
          Contract Rev (Acquired 12/02/04, Cost
          $1,150,000) (c)...........................       6.200   11/15/29        1,449,855
  2,000   Midlothian, TX Dev Auth Tax Increment
          Contract Rev (Prerefunded @ 5/15/11)......       7.875   11/15/26        2,330,120
  1,000   Richardson, TX Hosp Auth Rev Baylor &
          Richardson Impt Rfdg......................       5.625   12/01/28          953,550
  2,500   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Retirement Fac Northwest Sr Hsg Edgemere
          Proj Ser A................................       6.000   11/15/36        2,373,975

See Notes to Financial Statements                                             39

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   900   Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (GNMA Collateralized) (AMT)...........       6.900%  07/02/24   $      934,668
  1,675   Texas St Pub Fin Auth Sch Excellence Ed
          Proj Ser A (Acquired 12/02/04,
          Cost $1,654,197) (c)......................       7.000   12/01/34        1,703,693
  1,500   Texas St Student Hsg Corp MSU Proj
          Midwestern St Univ........................       6.500   09/01/34        1,513,560
  2,950   Tomball, TX Hosp Auth Rev Hosp Tomball
          Regl Hosp.................................       6.000   07/01/29        2,942,655
  1,000   Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj......................................       5.500   11/15/25          882,060
  2,950   Travis Cnty, TX Hlth Fac Dev Corp
          Retirement Fac Rev Querencia Barton Creek
          Proj......................................       5.650   11/15/35        2,577,297
    905   Wichita Cnty, TX Hlth Fac Rolling Meadows
          Fac Rfdg Ser A............................       6.250   01/01/28          874,556
  2,500   Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
          Proj......................................       7.500   12/01/29        2,324,775
                                                                              --------------
                                                                                 111,978,933
                                                                              --------------
          UTAH  0.2%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (l)..................................       7.800   09/01/15          240,000
    585   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (l)..................................       7.800   09/01/25          140,400
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj (l)..................................       8.000   09/01/20          279,600
  2,315   Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj
          Ser A.....................................       6.875   07/01/27        2,245,110
                                                                              --------------
                                                                                   2,905,110
                                                                              --------------
          VERMONT  0.3%
  2,750   Vermont Econ Dev Auth Mtg Rev Wake Robin
          Corp Proj Ser A...........................       5.375   05/01/36        2,266,083
  1,000   Vermont Ed & Hlth Bldg Fin Agy Rev
          Bennington College Proj...................       6.625   10/01/29        1,004,230
    525   Vermont Ed & Hlth Bldg Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............       6.000   12/15/09          543,511
                                                                              --------------
                                                                                   3,813,824
                                                                              --------------
          VIRGINIA  3.2%
  4,000   Albemarle Cnty, VA Indl Dev Auth Ed Fac
          Rev Covenant Sch Inc Ser A................       7.750   07/15/32        4,267,800
  5,000   Celebrate, VA South Cmnty Dev Celebrate VA
          South Proj................................       6.250   03/01/37        4,252,500
  1,500   Farms New Kent, VA Cmnty Dev Ser B........       5.450   03/01/36        1,081,065
  1,500   Farms New Kent, VA Cmnty Dev Ser C........       5.800   03/01/36        1,132,890
  2,500   Henrico Cnty, VA Econ Dev Auth Residential
          Care Fac Rev Utd Methodist Rfdg Ser A.....       6.500   06/01/22        2,550,275

 40                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          VIRGINIA (CONTINUED)
$ 1,000   New Port Cmnty Dev Auth VA Spl Assmt......       5.500%  09/01/26   $      819,630
  2,500   New Port Cmnty Dev Auth VA Spl Assmt......       5.600   09/01/36        1,929,650
  4,000   Peninsula Ports Auth VA Rfdg Residential
          Care Fac Rev VA Baptist Homes Ser C.......       5.400   12/01/33        3,353,240
  1,500   Peninsula Town Ctr Cmnty Dev Auth VA Spl
          Oblig.....................................       6.350   09/01/28        1,353,495
  1,250   Peninsula Town Ctr Cmnty Dev Auth VA Spl
          Oblig.....................................       6.450   09/01/37        1,083,787
  4,000   Roanoke Cnty, VA Indl Dev Auth Glebe Inc
          Ser A.....................................       6.300   07/01/35        2,703,600
 17,620   Tobacco Settlement Fin Corp VA Asset Bkd
          (Prerefunded @ 6/01/15) (h)...............       5.625   06/01/37       19,804,439
  1,700   Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj (AMT) (l)..........       7.250   11/01/24           55,250
                                                                              --------------
                                                                                  44,387,621
                                                                              --------------
          WASHINGTON  1.1%
  2,000   Kalispel Tribe Indians Priority Dist WA
          Rev.......................................       6.750   01/01/38        1,913,960
  1,000   King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp.......................       7.250   12/01/15        1,028,160
  8,830   Tobacco Settlement Auth WA Tob Settlement
          Rev.......................................       6.625   06/01/32        8,865,232
  1,000   Washington St Hsg Fin Commn Nonprofit Rev
          Skyline at First Hill Proj Ser A..........       5.625   01/01/27          893,910
  4,000   Washington St Hsg Fin Commn Nonprofit Rev
          Skyline at First Hill Proj Ser A..........       5.625   01/01/38        3,400,640
                                                                              --------------
                                                                                  16,101,902
                                                                              --------------
          WEST VIRGINIA  0.2%
  2,250   Harrison Cnty, WV Cnty Commn Solid Waste
          Disp Rev Rfdg Allegheny Energy
          Ser D (AMT)...............................       5.500   10/15/37        2,070,450
                                                                              --------------

          WISCONSIN  1.1%
    800   Baldwin, WI Hosp Rev Mtg Ser A............       6.125   12/01/18          768,776
  1,000   Baldwin, WI Hosp Rev Mtg Ser A............       6.375   12/01/28          963,800
  1,730   Milwaukee, WI Rev Sr Air Cargo (AMT)......       6.500   01/01/25        1,740,985
  1,000   Waukesha, WI Redev Auth Hsg Rfdg Sr
          Kirkland Crossings Proj...................       5.500   07/01/31          931,140
  1,500   Waukesha, WI Redev Auth Hsg Sr Kirkland
          Crossings Proj Rfdg.......................       5.600   07/01/41        1,387,365
    750   Wisconsin Hlth & Ed Fac Eastcastle Pl
          Inc Proj..................................       6.000   12/01/24          690,983
  2,000   Wisconsin St Hlth & Ed Fac Auth Rev
          Newcastle Place Inc. Ser A................       6.150   12/01/37        1,825,680
  1,000   Wisconsin St Hlth & Ed Fac Auth Rev
          Oakwood Vlg Proj Ser A....................       7.625   08/15/30        1,061,430

See Notes to Financial Statements                                             41

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                  COUPON      MATURITY       VALUE
--------------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,500   Wisconsin St Hlth & Ed Fac Beaver Dam
          Cmnty Hosp Inc Ser A......................       6.750%  08/15/34   $    1,526,580
  1,000   Wisconsin St Hlth & Ed Fac Divine Savior
          Hlthcare Ser C (Prerefunded @ 5/01/12)....       7.500   05/01/32        1,160,920
  2,000   Wisconsin St Hlth & Ed Fac Fort Hlthcare
          Inc Proj..................................       6.100   05/01/34        1,982,860
  1,500   Wisconsin St Hlth & Ed Fac Southwest Hlth
          Ctr Ser A.................................       6.125   04/01/24        1,460,535
                                                                              --------------
                                                                                  15,501,054
                                                                              --------------
          WYOMING  0.3%
  3,000   Sweetwater Cnty, WY Solid Waste Disp Rev
          FMC Corp Proj Rfdg (AMT)..................       5.600   12/01/35        2,724,480
  1,500   Teton Cnty, WY Hosp Dist Hosp Saint Johns
          Med Ctr...................................       6.750   12/01/27        1,489,335
                                                                              --------------
                                                                                   4,213,815
                                                                              --------------
          PUERTO RICO  0.0%
     75   Puerto Rico Pub Bldgs Auth Rev Govt Fac-I
          (Comwth Gtd) (Prerefunded @ 7/01/14)......       5.250   07/01/33           83,217
                                                                              --------------

          U.S. VIRGIN ISLANDS  0.3%
  2,500   Northern Mariana Islands Ser A
          (Prerefunded @ 6/01/10)...................       7.375   06/01/30        2,764,025
  1,000   Virgin Islands Pub Fin Auth Refinery Fac
          Rev Sr Sec Hovensa Refinery (AMT).........       5.875   07/01/22          975,420
                                                                              --------------
                                                                                   3,739,445
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS  107.4%
  (Cost $1,613,264,446)....................................................    1,511,498,976
                                                                              --------------
TOTAL SHORT-TERM INVESTMENTS  0.7%
  (Cost $9,485,000)........................................................        9,485,000

TOTAL INVESTMENTS  108.1%
  (Cost $1,622,749,446)....................................................   $1,520,983,976

 42                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

DESCRIPTION                                                                           VALUE
------------------------------------------------------------------------------------------------
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (7.2%)
  (Cost ($101,600,000))
 (101,600)    Notes with interest rates ranging from
              2.22% to 4.00% at March 31, 2008 and
              contractual maturities of collateral
              ranging from 2014 to 2046 (See note 1)
              (m).......................................                          $ (101,600,000)
                                                                                  --------------
TOTAL NET INVESTMENTS  100.9%
  (Cost $1,521,149,446)........................................................    1,419,383,976
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9%)..................................      (12,859,307)
                                                                                  --------------

NET ASSETS  100.0%.............................................................   $1,406,524,669
                                                                                  ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Variable Rate Coupon

(b) Interest is accruing at less than the stated coupon. Coupon is shown as stated coupon/actual coupon.

(c) Securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.1% of net assets.

(d) Security purchased on a when-issued or delayed delivery basis.

(e) The Fund owns 100% of the outstanding bond issuance.

(f) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Escrowed to Maturity

(h) Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(i) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(j) Inverse Floating Rate

(k) Floating Rate Coupon

(l) Non-income producing security.

(m) Floating rate notes. The interest rates shown reflect the rates in the effect at March 31, 2008.

See Notes to Financial Statements                                             43

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

(n) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Comwth--Commonwealth of Puerto Rico

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

GTY AGMT--Guarantee Agreement

MBIA--Municipal Bond Investors Assurance Corp.

MBIA-IBC--MBIA Insured Bond Certificates

 44                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $1,622,749,446).....................  $1,520,983,976
Cash........................................................         476,329
Receivables:
  Investments Sold..........................................      31,337,883
  Interest..................................................      27,712,414
  Fund Shares Sold..........................................       1,526,923
Other.......................................................         240,263
                                                              --------------
      Total Assets..........................................   1,582,277,788
                                                              --------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     101,600,000
  Investments Purchased.....................................      67,692,724
  Fund Shares Repurchased...................................       3,103,594
  Income Distributions......................................       1,640,032
  Investment Advisory Fee...................................         558,372
  Distributor and Affiliates................................         527,795
Trustees' Deferred Compensation and Retirement Plans........         304,390
Accrued Expenses............................................         326,212
                                                              --------------
      Total Liabilities.....................................     175,753,119
                                                              --------------
NET ASSETS..................................................  $1,406,524,669
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $1,646,460,915
Accumulated Undistributed Net Investment Income.............       1,722,210
Net Unrealized Depreciation.................................    (101,765,470)
Accumulated Net Realized Loss...............................    (139,892,986)
                                                              --------------
NET ASSETS..................................................  $1,406,524,669
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,162,402,777 and 97,559,641 shares of
    beneficial interest issued and outstanding).............  $        11.91
    Maximum sales charge (4.75%* of offering price).........            0.59
                                                              --------------
    Maximum offering price to public........................  $        12.50
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $79,359,218 and 6,664,863 shares of
    beneficial interest issued and outstanding).............  $        11.91
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $164,231,046 and 13,673,427 shares of
    beneficial interest issued and outstanding).............  $        12.01
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $531,628 and 44,665 shares of beneficial
    interest issued
    and outstanding)........................................  $        11.90
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             45

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  51,220,679
                                                              -------------
EXPENSES:
Interest and Residual Trust Expenses........................      3,958,030
Investment Advisory Fee.....................................      3,426,589
Distribution (12b-1) and Service Fees
  Class A...................................................      1,509,003
  Class B...................................................        430,413
  Class C...................................................        847,189
Transfer Agent Fees.........................................        339,507
Accounting and Administrative Expenses......................        146,332
Custody.....................................................        140,474
Reports to Shareholders.....................................         89,885
Professional Fees...........................................         82,903
Registration Fees...........................................         57,324
Trustees' Fees and Related Expenses.........................         25,962
Other.......................................................         37,255
                                                              -------------
    Total Expenses..........................................     11,090,866
    Less Credits Earned on Cash Balances....................         15,894
                                                              -------------
    Net Expenses............................................     11,074,972
                                                              -------------
NET INVESTMENT INCOME.......................................  $  40,145,707
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (10,273,120)
  Futures...................................................     (3,279,765)
                                                              -------------
Net Realized Loss...........................................    (13,552,885)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      6,828,549
  End of the Period.........................................   (101,765,470)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (108,594,019)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(122,146,904)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (82,001,197)
                                                              =============

 46                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                         FOR THE SIX           FOR THE
                                                         MONTHS ENDED         YEAR ENDED
                                                        MARCH 31, 2008    SEPTEMBER 30, 2007
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................  $   40,145,707      $   81,520,408
Net Realized Loss.....................................     (13,552,885)        (10,249,973)
Net Unrealized Depreciation During the Period.........    (108,594,019)        (66,824,924)
                                                        --------------      --------------
Change in Net Assets from Operations..................     (82,001,197)          4,445,511
                                                        --------------      --------------

Distributions from Net Investment Income:
  Class A Shares......................................     (33,150,444)        (69,372,970)
  Class B Shares......................................      (2,030,603)         (4,750,158)
  Class C Shares......................................      (3,959,653)         (8,315,260)
  Class I Shares......................................          (9,099)                -0-
                                                        --------------      --------------
Total Distributions...................................     (39,149,799)        (82,438,388)
                                                        --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (121,150,996)        (77,992,877)
                                                        --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     238,763,002         204,818,983
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      27,810,292          56,452,751
Cost of Shares Repurchased............................    (245,959,827)       (332,787,775)
                                                        --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....      20,613,467         (71,516,041)
                                                        --------------      --------------
TOTAL DECREASE IN NET ASSETS..........................    (100,537,529)       (149,508,918)
NET ASSETS:
Beginning of the Period...............................   1,507,062,198       1,656,571,116
                                                        --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $1,722,210 and $726,302,
  respectively).......................................  $1,406,524,669      $1,507,062,198
                                                        ==============      ==============

See Notes to Financial Statements                                             47

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Period Ended March 31, 2008 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (82,001,197)
                                                              -------------
ADJUSTMENTS TO RECONCILE THE CHANGE IN NET ASSETS FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Purchases of Investments..................................   (156,952,387)
  Proceeds from Sales of Investments........................    254,322,602
  Net Purchases of Short-Term Investments...................     (5,885,000)
  Amortization of Premium...................................        841,582
  Accretion of Discount.....................................     (1,148,675)
  Net Realized Loss on Investments..........................     10,273,120
  Net Change in Unrealized Depreciation on Investments......    107,375,039
  Increase in Interest Receivables and Other Assets.........     (1,593,845)
  Increase in Receivable for Investments Sold...............    (24,468,843)
  Increase in Accrued Expenses and Other Payables...........         76,807
  Increase in Investments Purchased Payable.................     57,295,584
  Change in Custodian Bank Payable..........................     (3,322,352)
                                                              -------------
    Total Adjustments.......................................    236,813,632
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    154,812,435
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES........................
  Proceeds from Shares Sold.................................    240,435,411
  Repurchased Shares........................................   (246,338,719)
  Dividends Paid (net of reinvested dividends of
    $27,810,292)............................................    (11,622,798)
  Proceeds from and Repayments of Floating Rate Note
    Obligations.............................................   (136,810,000)
                                                              -------------
    Net Cash Provided by Financing Activities...............   (154,336,106)
                                                              -------------
NET INCREASE IN CASH........................................        476,329
Cash at the Beginning of the Period.........................             --
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $     476,329
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the period for Interest....................  $   3,958,030
                                                              =============

 48                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                    YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                  MARCH 31,    ----------------------------------------------------
                                   2008        2007        2006        2005       2004      2003
                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $  12.94    $  13.59    $  13.23    $  13.00    $13.03    $13.21
                                 --------    --------    --------    --------    ------    ------
  Net Investment Income........      0.35(a)     0.69(a)     0.71(a)     0.72(a)   0.74(a)   0.79
  Net Realized and Unrealized
    Gain/Loss..................     (1.04)      (0.64)       0.37        0.27       -0-     (0.25)
                                 --------    --------    --------    --------    ------    ------
Total from Investment
  Operations...................     (0.69)       0.05        1.08        0.99      0.74      0.54
                                 --------    --------    --------    --------    ------    ------
Less:
  Distributions from Net
    Investment Income..........      0.34        0.70        0.72        0.76      0.77      0.72
                                 --------    --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $  11.91    $  12.94    $  13.59    $  13.23    $13.00    $13.03
                                 ========    ========    ========    ========    ======    ======

Total Return (b)...............    -5.38%*      0.26%       8.41%       7.75%     5.87%     4.21%
Net Assets at End of the Period
  (In millions)................  $1,162.4    $1,245.4    $1,338.7    $1,267.3    $766.1    $560.9
Ratio of Expenses to Average
  Net Assets...................     1.38%       1.73%       1.39%       1.04%     0.99%     0.92%
Ratio of Net Investment Income
  to Average Net Assets........     5.60%       5.11%       5.34%       5.41%     5.74%     6.07%
Portfolio Turnover.............       10%*        28%         48%         34%       10%       14%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average
  Net Assets (Excluding
  Interest and Residual Trust
  Expenses)....................     0.84%       0.82%       0.84%       0.86%     0.91%     0.89%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             49

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED               YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                        MARCH 31,    ------------------------------------------
                                         2008       2007     2006     2005     2004     2003
                                      -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.............................   $12.93     $13.58   $13.22   $12.99   $13.02   $13.20
                                        ------     ------   ------   ------   ------   ------
  Net Investment Income (a)..........     0.30       0.59     0.61     0.62     0.65     0.69
  Net Realized and Unrealized
    Gain/Loss........................    (1.03)     (0.65)    0.37     0.27    (0.01)   (0.25)
                                        ------     ------   ------   ------   ------   ------
Total from Investment Operations.....    (0.73)     (0.06)    0.98     0.89     0.64     0.44
                                        ------     ------   ------   ------   ------   ------
Less:Distributions from Net
  Investment Income..................     0.29       0.59     0.62     0.66     0.67     0.62
                                        ------     ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD...   $11.91     $12.93   $13.58   $13.22   $12.99   $13.02
                                        ======     ======   ======   ======   ======   ======

Total Return (b).....................   -5.66%*    -0.49%    7.54%    7.04%    5.07%    3.42%
Net Assets at End of the Period (In
  millions)..........................   $ 79.4     $ 91.4   $120.0   $144.9   $123.8   $115.6
Ratio of Expenses to Average Net
  Assets.............................    2.13%      2.48%    2.14%    1.79%    1.75%    1.67%
Ratio of Net Investment Income to
  Average Net Assets.................    4.85%      4.35%    4.58%    4.67%    5.00%    5.32%
Portfolio Turnover...................      10%*       28%      48%      34%      10%      14%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)...........    1.59%      1.57%    1.59%    1.61%    1.67%    1.64%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 50                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED               YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                       MARCH 31,    ------------------------------------------
                                        2008       2007     2006     2005     2004     2003
                                     -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $13.04     $13.69   $13.32   $13.09   $13.11   $13.20
                                       ------     ------   ------   ------   ------   ------
  Net Investment Income (a).........     0.31       0.59     0.61     0.62     0.64     0.79
  Net Realized and Unrealized
    Gain/Loss.......................    (1.05)     (0.65)    0.38     0.27     0.01    (0.26)
                                       ------     ------   ------   ------   ------   ------
Total from Investment Operations....    (0.74)     (0.06)    0.99     0.89     0.65     0.53
                                       ------     ------   ------   ------   ------   ------
Less: Distributions from Net
  Investment Income.................     0.29       0.59     0.62     0.66     0.67     0.62
                                       ------     ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $12.01     $13.04   $13.69   $13.32   $13.09   $13.11
                                       ======     ======   ======   ======   ======   ======

Total Return (b)....................   -5.70%*    -0.49%    7.55%    6.98%    5.10%(d)  4.10%(c)
Net Assets at End of the Period (In
  millions).........................   $164.2     $170.3   $198.0   $200.0   $ 84.0   $ 34.3
Ratio of Expenses to Average Net
  Assets............................    2.13%      2.48%    2.14%    1.80%    1.73%    1.67%
Ratio of Net Investment Income to
  Average Net Assets................    4.85%      4.35%    4.59%    4.62%    4.94%(d)  6.00%(c)
Portfolio Turnover..................      10%*       28%      48%      34%      10%      14%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)..........    1.59%      1.57%    1.59%    1.62%    1.65%    1.64%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1%. (See footnote 7)

See Notes to Financial Statements                                             51

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             DECEMBER 19, 2007
                                                             (COMMENCEMENT OF
CLASS I SHARES                                                OPERATIONS) TO
                                                              MARCH 31, 2008
                                                             -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................      $12.46
                                                                  ------
  Net Investment Income (a).................................        0.20
  Net Realized and Unrealized Gain/Loss.....................       -0.58
                                                                  ------
Total from Investment Operations............................       -0.38
                                                                  ------
  Less: Distributions from Net Investment Income............        0.18
                                                                  ------
NET ASSET VALUE, END OF THE PERIOD..........................      $11.90
                                                                  ======

Total Return (b)............................................      -2.97%*
Net Assets at End of the Period (In millions)...............      $  0.5
Ratio of Expenses to Average Net Assets.....................       1.15%
Ratio of Net Investment Income to Average Net Assets........       6.09%
Portfolio Turnover..........................................         10%*

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets (Excluding Interest
  and Residual Trust Expenses)..............................       0.61%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

 52                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, the Fund had $22,343,635 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $121,633,269, which will expire according to the following schedule.

  AMOUNT                                                                     EXPIRATION
$ 9,610,374 .........................................................    September 30, 2008
 10,147,307 .........................................................    September 30, 2009
 16,221,240 .........................................................    September 30, 2010
 22,472,916 .........................................................    September 30, 2011
  3,607,121 .........................................................    September 30, 2012
 28,957,443 .........................................................    September 30, 2013
 24,197,373 .........................................................    September 30, 2014
  6,419,495 .........................................................    September 30, 2015

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,503,554,674
                                                              ==============
Gross tax unrealized appreciation...........................  $   28,643,307
Gross tax unrealized depreciation...........................    (112,814,005)
                                                              --------------
Net tax unrealized depreciation on investments..............  $  (84,170,698)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

    The tax character of distributions paid during the year ended September 30, 2007 were as follows:

Distributions paid from:
  Ordinary income...........................................  $   195,125
  Tax-exempt income.........................................   82,599,666
                                                              -----------
                                                              $82,794,791
                                                              ===========

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   20,904
Undistributed tax-exempt income.............................   3,680,322

F. CREDIT EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $15,894 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $152,454,469 are held by the dealer trusts and serve as collateral for the $101,600,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the fiscal six months ended March 31, 2008 were $208,418,571 and 3.80%, respectively.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $23,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services, and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $68,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $138,000 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $187,600 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $230,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $144,700. Sales charges do not represent expenses of the Fund.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and year ended September 30, 2007, transactions were as follows:

                                            FOR THE                         FOR THE
                                        SIX MONTHS ENDED                   YEAR ENDED
                                         MARCH 31, 2008                SEPTEMBER 30, 2007
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................   15,265,921    $ 191,445,668     13,359,816    $ 179,556,041
  Class B.......................      363,000        4,542,883        254,573        3,420,137
  Class C.......................    3,329,496       42,188,636      1,619,525       21,842,805
  Class I.......................       47,116          585,815            -0-              -0-
                                  -----------    -------------    -----------    -------------
Total Sales.....................   19,005,533    $ 238,763,002     15,233,914    $ 204,818,983
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................    1,951,200    $  24,055,297      3,620,350    $  48,736,241
  Class B.......................      122,325        1,507,240        244,599        3,293,023
  Class C.......................      180,346        2,238,827        325,970        4,423,487
  Class I.......................          741            8,928            -0-              -0-
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    2,254,612    $  27,810,292      4,190,919    $  56,452,751
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................  (15,884,346)   $(198,535,428)   (19,239,544)   $(257,128,757)
  Class B.......................     (886,309)     (11,008,752)    (2,264,108)     (30,483,079)
  Class C.......................   (2,890,071)     (36,378,433)    (3,350,119)     (45,175,939)
  Class I.......................       (3,192)         (37,214)           -0-              -0-
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (19,663,918)   $(245,959,827)   (24,853,771)   $(332,787,775)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund received redemption fees of approximately $25,800, which are reported as part of "Cost of Shares Repurchased" on the Statements of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $156,952,387 and 254,322,602, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings,

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in future contracts for six months ended March 31, 2008, are as follows:

                                                              CONTRACTS
Outstanding at September 30, 2007...........................      810
Futures Opened..............................................      498
Futures Closed..............................................   (1,308)
                                                               ------
Outstanding at March 31, 2008...............................      -0-
                                                               ======

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares,

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,623,000 and $200,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote

9. ACCOUNTING PRONOUNCEMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                  39, 339, 539
                                                                  STMISAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02798P-Y03/08

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

                      A SHARES           B SHARES           C SHARES         I SHARES
                   since 12/13/85     since 4/30/93      since 8/13/93     since 8/12/05
----------------------------------------------------------------------------------------
                            W/MAX              W/MAX              W/MAX
                    W/O     4.75%      W/O     4.00%      W/O     1.00%         W/O
AVERAGE ANNUAL     SALES    SALES     SALES    SALES     SALES    SALES        SALES
TOTAL RETURNS     CHARGES   CHARGE   CHARGES   CHARGE   CHARGES   CHARGE      CHARGES

Since Inception    6.26%     6.03%    4.21%     4.21%    3.90%     3.90%       1.00%

10-year            3.93      3.43     3.52      3.52     3.19      3.19           -

5-year             2.41      1.42     2.38      2.12     1.68      1.68           -

1-year            -3.65     -8.23    -3.64     -7.35    -4.40     -5.32       -3.46

6-month           -2.29     -6.93    -2.25     -6.08    -2.66     -3.62       -2.17
----------------------------------------------------------------------------------------

30-Day SEC Yield       4.28%              4.49%              3.90%             4.74%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers California Insured Municipal Bond Index is comprised of insured CA municipal bond issues. The indexes do not include any expenses, fees or sales charges, which would lower performance. The indexes are unmanaged and should not be considered investments.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek the relative safety of high-quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit quality downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching historically attractive levels relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent due in large part to a substantial drop in refunding issuance. Insured bond issuance declined dramatically in the first quarter, from approximately 50 percent to 25 percent of total new-issue supply. Although issuance by the State of California declined as well, it remained the largest issuer of municipal bonds in the country.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Fed reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, it granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JP Morgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen California Insured Tax Free Fund underperformed the Lehman Brothers California Insured Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

----------------------------------------------------------------------------------------
                                               LEHMAN BROTHERS
                                              CALIFORNIA INSURED   LEHMAN BROTHERS
                                                MUNICIPAL BOND     MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C   CLASS I         INDEX               INDEX

      -2.29%    -2.25%    -2.66%    -2.17%         -0.53%               0.75%
----------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Although the municipal bond market rebounded in the last month of the reporting period and outperformed Treasuries, it was a difficult period overall, particularly for the insured sector as the credit downgrades of various monoline insurers put considerable pressure on prices. Rising rates in the intermediate and long maturity portions of the yield curve also hurt the performance of these more interest-rate sensitive securities. Furthermore, the State of California has been particularly hard hit by the ongoing deterioration in the residential housing market. As a result, spreads in the housing sector widened dramatically during the period, negatively impacting its performance. Spreads in the tobacco and health care sectors also widened considerably. As a result, the Fund's holdings in these three sectors were the primary detractors from performance. These positions were held mainly in the form of inverse floating-rate securities,* which are uninsured but still investment grade issues, and did serve to enhance the Fund's income and diversification during the period.

We continued to favor longer maturity bonds in an effort to capture higher yields, which resulted in a longer duration (a measure of interest-rate sensitivity) for the portfolio. To reduce that duration somewhat, we used a Treasury futures hedge for much of the period. Unfortunately, rising rates on the long end of the curve coupled with the Treasury market rally caused this positioning to detract from performance. We did, however, unwind the hedge, investing the proceeds in auction rate securities for their favorable yields.

Holdings in other sectors, however, contributed positively to performance. In particular, transportation (airport), industrial development revenue and pollution control revenue bonds were additive to returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

TOP FIVE SECTORS AS OF 3/31/08
Tax Allocation                                                   26.4%
Public Education                                                 12.8
Public Buildings                                                 11.2
Hospital                                                          9.4
Higher Education                                                  8.1

RATINGS ALLOCATIONS AS OF 3/31/08
AAA/Aaa                                                          66.2%
AA/Aa                                                            12.3
A/A                                                              10.5
BBB/Baa                                                          10.2
Non-Rated                                                         0.8

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  977.13          $ 7.51
  Hypothetical...............................     1,000.00         1,017.40            7.67
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           977.50            7.56
  Hypothetical...............................     1,000.00         1,017.35            7.72
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           973.39           11.10
  Hypothetical...............................     1,000.00         1,013.75           11.33
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           978.34            6.28
  Hypothetical...............................     1,000.00         1,018.65            6.41
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.52%, 1.53%, 2.25% and 1.27%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  977.13           $4.60
  Hypothetical...............................     1,000.00         1,020.35            4.70
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           977.50            4.60
  Hypothetical...............................     1,000.00         1,020.35            4.70
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           973.39            8.19
  Hypothetical...............................     1,000.00         1,016.70            8.37
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           978.34            3.36
  Hypothetical...............................     1,000.00         1,021.60            3.44
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.93%, 0.93%, 1.66% and 0.68%, for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The expense ratios for Class B and C Shares reflect actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  112.8%
           CALIFORNIA  112.3%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec Ser A
           (FSA Insd) (a)..................................   *      09/01/20   $  1,060,444
  2,365    Apple Valley, CA Pub Fin Town Hall Annex Proj
           Ser A (AMBAC Insd).............................. 5.000%   09/01/27      2,353,270
  1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
           (AMBAC Insd) (a)................................ 5.250    07/01/17      1,527,283
  2,735    Bay Area Govt Assn CA Lease West Sacramento Ser
           A (XLCA Insd) (a)............................... 5.000    09/01/29      2,688,997
  1,000    Bonita, CA Uni Sch Dist Election 2004 Ser A
           (MBIA Insd)..................................... 5.000    08/01/28      1,009,120
  1,070    Bonita, CA Uni Sch Dist Election 2004 Ser A
           (MBIA Insd)..................................... 5.250    08/01/24      1,101,843
  1,850    Brea & Olinda, CA Uni Sch Dist Rfdg Ser A (FSA
           Insd) (a)....................................... 5.500    08/01/18      1,967,697
  1,745    Byron Bethany JT Pwrs Auth CA Lease Rev Admin
           Bldg Proj Ser A (CIFG Insd) (a)................. 4.625    10/01/32      1,782,832
  2,165    California Ed Fac Auth Rev Univ Pacific (MBIA
           Insd)........................................... 5.875    11/01/20      2,283,469
 10,000    California Hlth Fac Fin Auth Rev Sutter Hlth Ser
           A (b)........................................... 5.000    11/15/42      9,375,900
  2,125    California Hlth Facs Fin Auth Rev Ars Insd Hlth
           Fac Catholic Ser C (AMBAC Insd) (c) (e)......... 7.110    07/01/32      2,125,000
  3,000    California Hlth Facs Fin Auth Rev Ars Insd Hlth
           Fac Catholic Ser D (AMBAC Insd) (c) (e)......... 7.110    07/01/25      3,000,000
  2,000    California Mobilehome Pk Fin Auth Rev Union City
           Tropics Rfdg Ser A.............................. 4.500    12/15/36      1,590,300
  1,050    California Spl Dist Assn Fin Corp Ctf Partn Pgm
           Ser DD (FSA Insd) (a)........................... 5.625    01/01/27      1,061,865
  5,000    California St Dept Wtr Res Pwr Supply Rev Ser A
           (MBIA-IBC Insd) (b)............................. 5.375    05/01/21      5,540,475
    945    California St (FGIC Insd)....................... 6.250    09/01/12      1,040,388
  1,000    California St Univ Rev & Colleges Systemwide Ser
           A (AMBAC Insd).................................. 5.375    11/01/18      1,052,110
  3,175    California St Rfdg (FGIC Insd).................. 5.000    02/01/23      3,184,303
  5,000    California St Var Purp (b)...................... 5.000    06/01/37      4,887,150
  1,000    California Statewide Cmnty Dev Auth Rev CA
           Statewide Inland Regl Ctr Proj.................. 5.375    12/01/37        901,680
  1,000    California Statewide Cmntys Dev Auth Rev Ars
           Insd Hlth Fac Catholic Ser D (FSA Insd) (c)
           (e)............................................. 6.500    07/01/41      1,000,000
  1,250    California Statewide Cmntys Dev Auth Rev Ars
           Insd Ser D (FSA Insd) (c) (e)................... 5.640    04/01/32      1,250,000
  1,000    California Statewide Cmntys Dev Auth Rev Sutter
           Hlth Ser A...................................... 5.000    11/15/43        935,020
  1,900    California Statewide Cmntys Dev Auth Wtr Rev Ser
           A (FSA Insd).................................... 5.000    10/01/26      1,938,912

See Notes to Financial Statements                                              9

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 2,000    Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
           Proj Rfdg Ser A (MBIA Insd)..................... 7.000%   08/01/12   $  2,301,900
  3,000    Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
           (MBIA Insd)..................................... 5.250    08/01/23      3,092,400
    100    Cerritos, CA Cmnty College Election 2004 Ser A
           (MBIA Insd)..................................... 5.000    08/01/26        101,402
    125    Cerritos, CA Cmnty College Election 2004 Ser A
           (MBIA Insd)..................................... 5.000    08/01/28        125,936
  1,160    Coachella, CA Fin Auth Tax Proj 1 & 2 Rfdg Ser A
           (XLCA Insd) (a)................................. 5.250    12/01/30      1,135,837
  3,400    Contra Costa, CA Cmnty College Election 2002
           (MBIA Insd)..................................... 5.000    08/01/29      3,425,466
  1,150    Corona, CA Redev Agy Tax Alloc Temescal Canyon
           Proj Area Ser A (AGL Insd)...................... 4.375    11/01/26      1,083,426
  2,400    Dinuba, CA Redev Agy Tax Alloc Merged City Redev
           Proj No 2 Rfdg (AMBAC Insd)..................... 5.000    09/01/34      2,390,832
  2,870    Dinuba, CA Redev Agy Tax Alloc Merged City Redev
           Proj No 2 Rfdg (AMBAC Insd)..................... 5.000    09/01/36      2,776,897
  1,200    Fairfield, CA Cmnty Facs Dist Spl Tax No 3 North
           Cordelia Gen Impt (d)........................... 6.000    09/01/32      1,228,860
  2,330    Fairfield, CA Ctfs Partn Fairfield Wtr Fin Ser A
           (XLCA Insd)..................................... 5.000    04/01/42      2,235,961
  1,280    Fillmore, CA Uni Sch Dist Election 2004 Ser A
           (FSA Insd)...................................... 5.000    08/01/27      1,300,326
  1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
           Proj Rfdg (MBIA Insd)........................... 5.000    09/01/21      1,510,000
  1,735    Fortuna, CA Pub Fin Auth Rev Escrow (AGL
           Insd)........................................... 5.000    11/01/38      1,726,845
    650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA Insd).... 5.000    06/01/17        688,421
    590    Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
           (a)............................................. 5.900    08/01/17        635,005
    630    Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
           (a)............................................. 5.900    08/01/18        680,293
    675    Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
           (a)............................................. 5.900    08/01/19        732,807
    720    Fresno, CA Uni Sch Dist Rfdg Ser C (MBIA Insd)
           (a)............................................. 5.900    08/01/20        785,650
  2,000    Glendale, CA Redev Agy Tax Ctr Glendale Redev
           Proj (MBIA Insd)................................ 5.250    12/01/20      2,069,480
  2,425    Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
           Ser A (MBIA Insd)............................... 5.000    09/01/24      2,448,935
  2,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Asset Bkd Sr Ser A1.............. 5.750    06/01/47      1,772,560
  5,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Asset Bkd Sr Ser A1 (b).......... 5.125    06/01/47      4,046,050
  7,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Asset Bkd Sr Ser A1 (b).......... 5.750    06/01/47      6,204,030

 10                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 2,230    Hanford, CA High Sch Dist Election 1998 Ser C
           (MBIA Insd) (a)................................. 5.700%   08/01/28   $  2,457,148
  2,275    Hawaiian Gardens, CA Redev Agy Proj No 1 Tax
           Alloc Ser A (AMBAC Insd)........................ 5.000    12/01/25      2,272,202
  3,000    Hesperia, CA Pub Fin Auth Rev Redev & Hsg Proj
           Ser A (XLCA Insd)............................... 5.000    09/01/31      2,818,710
  2,500    Huntington Beach, CA High Election 2004 (FSA
           Insd)........................................... 5.000    08/01/26      2,535,050
  2,000    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
           (FSA Insd)...................................... 5.250    11/01/23      2,073,260
  1,950    Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
           (AMBAC Insd) (a)................................ 5.000    07/01/19      1,990,560
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged Redev
           Proj Rfdg Ser A (AMBAC Insd).................... 5.250    05/01/23      2,108,500
  1,715    Irvine, CA Pub Fac & Infrastructure Ser B (AMBAC
           Insd) (a)....................................... 5.000    09/02/23      1,735,940
  2,000    La Canada, CA Uni Sch Dist Election 2004 Ser A
           (MBIA Insd)..................................... 5.500    08/01/28      2,082,180
  2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.250    09/01/24      2,056,900
  2,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
           Area No 1 (AMBAC Insd).......................... 5.000    09/01/22      2,052,880
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev Ser
           A (AMBAC Insd).................................. 5.250    08/01/16      1,061,260
  1,000    Lodi, CA Wastewater Sys Rev Ser A (FSA Insd).... 5.000    10/01/37        995,410
  1,545    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
           Proj (AMBAC Insd) (a)........................... 5.250    11/01/20      1,616,858
  2,000    Long Beach, CA Cmnty College Dist 2002 Election
           Ser B (FGIC Insd)............................... 5.000    05/01/25      2,036,920
  1,975    Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
           (MBIA Insd) (a)................................. 5.000    02/01/19      2,033,460
  2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
           Insd)........................................... 5.000    07/01/26      2,022,300
  1,165    Los Angeles, CA Mtg Rev FHA Sec 8 Asstd Proj
           Rfdg Ser A (MBIA Insd).......................... 6.100    07/01/25      1,165,850
  1,375    Los Angeles, CA Spl Assmt Landscaping & Dist No
           96 Ser 1 (AMBAC Insd) (a)....................... 5.000    03/01/21      1,405,085
  1,000    Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj
           Rfdg (AMBAC Insd)............................... 4.750    03/01/23        988,380
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
           Prop A First Tier Sr Rfdg Ser C (AMBAC Insd).... 5.000    07/01/23      1,011,220
  1,265    Los Angeles Cnty, CA Sch Regionalized Business
           Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
           (AMBAC Insd)....................................   *      08/01/24        529,807
  1,000    Lynwood, CA Uni Sch Dist 2002 Election Ser A
           (FSA Insd)...................................... 5.000    08/01/27      1,006,440

See Notes to Financial Statements                                             11

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 1,500    Modesto, CA Irr Rect Ctf Partn Cap Impt Ser A
           (FSA Insd)...................................... 5.250%   07/01/18   $  1,568,580
  1,105    Monrovia, CA Fin Auth Lease Rev Hillside
           Wilderness Preserve (AMBAC Insd)................ 5.000    12/01/20      1,142,559
  2,000    Montclair, CA Redev Agy Tax Redev Proj No V Rfdg
           (MBIA Insd)..................................... 5.000    10/01/20      2,056,320
  1,000    Morongo Band Of Mission Indians CA Enterprise
           Rev Indians Enterprise Casino Ser B (g)......... 5.500    03/01/18      1,000,000
  1,000    Morongo Band Of Mission Indians CA Enterprise
           Rev Indians Enterprise Casino Ser B (g)......... 6.500    03/01/28      1,000,000
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd) (a)................................. 5.250    08/01/16      1,659,411
  1,105    National City, CA Cmnty Dev Commn Tax Alloc
           Redev Proj Rfdg Ser B (AMBAC Insd).............. 5.250    08/01/32      1,111,851
  1,000    Novato, CA Uni Sch Dist (FSA Insd).............. 5.000    08/01/28      1,011,290
  3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
           Insd)........................................... 5.250    08/01/25      3,970,828
  1,300    Oceanside, CA Ctf Partn Rfdg Ser A (AMBAC
           Insd)........................................... 5.200    04/01/23      1,323,452
  1,145    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)..... 5.000    10/01/25      1,166,618
  1,200    Palm Desert, CA Fin Auth Tax Alloc Rev Proj Area
           No 4 Rfdg Ser A (MBIA Insd)..................... 5.000    10/01/29      1,176,756
  1,340    Palm Springs, CA Fin Lease Rev Convention Ctr
           Proj Rfdg Ser A (MBIA Insd)..................... 5.250    11/01/19      1,402,632
  3,000    Palomar Pomerado Hlthcare Dist CA Ctf Partn Ser
           B (FSA Insd) (c) (e)............................ 8.880    11/01/36      3,000,000
  1,000    Palomar Pomerado Hlthcare Dist CA Ctf Partn Ser
           C (FSA Insd) (c) (e)............................ 7.090    11/01/36      1,000,000
  1,045    Panama-Buena Vista Uni Sch Dist CA Ctf Partn Sch
           Constr Proj (MBIA Insd)......................... 5.000    09/01/30      1,042,158
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
           Ser AD (MBIA Insd) (a).......................... 5.000    02/01/15      2,112,455
  1,110    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
           Ser AD (MBIA Insd) (a).......................... 5.000    02/01/16      1,160,805
  1,000    Pomona, CA Pub Fin Auth Rev Sub Merged Redev
           Proj............................................ 5.125    02/01/33        881,240
  1,430    Pomona, CA Pub Fin Auth Rev Swr Proj Ser BA
           (AMBAC Insd).................................... 4.500    12/01/46      1,275,560
  1,360    Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
           (MBIA Insd)..................................... 6.000    04/01/19      1,566,747
  1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
           (AMBAC Insd) (a)................................ 5.375    06/15/20      1,113,732
  3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev Proj
           (MBIA Insd)..................................... 5.375    09/01/25      3,079,770
  1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
           Redev Hsg Set Aside Ser A (MBIA Insd)........... 5.000    09/01/34        989,830

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 2,000    Rancho Mirage, CA Jt Pwrs Fin Auth Rev
           Eisenhower Med Ctr Ser A........................ 5.000%   07/01/47   $  1,776,440
    860    Redding, CA Elec Sys Rev Ctf Partn (MBIA Insd)
           (f) (h)......................................... 8.983    07/01/22      1,154,498
  1,400    Redding, CA Redev Agy Tax Alloc Canby Hilltop
           Cypress Redev Ser A (MBIA Insd)................. 5.000    09/01/23      1,421,826
  3,775    Riverside, CA Lease Rev Ctf Partn Galleria at
           Tyler Pub Impt (FGIC Insd)...................... 5.000    09/01/36      3,663,411
  3,775    Riverside Cnty, CA Ctf Partn Historic Courthouse
           Proj Ser B (FGIC Insd) (a)...................... 5.000    11/01/27      3,803,275
  6,375    Rohnert Pk, CA Cmnty Dev Commn Tax Alloc Rev Hsg
           Redev Proj Ser H (FGIC Insd) (a)................ 4.375    08/01/30      5,672,985
  2,160    Roseville, CA Jt Uni High Sch Election 2004 Ser
           A (FGIC Insd) (a)............................... 5.000    08/01/26      2,182,032
     70    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
           Insd)........................................... 5.000    12/01/33         68,412
  2,000    Sacramento Cnty, CA Pub Fin Auth Tax Alloc Rev
           Mather/McClellan Merged Proj Ser A (AGL Insd)... 5.000    12/01/38      1,990,540
  2,000    Sacramento Cnty, CA San Dist Fin Auth Rev
           Sacramento Regl Cnty San (FGIC Insd)............ 5.000    12/01/29      2,010,520
  2,535    San Diego, CA Pub Fac Fin Auth Rev Pooled Fin
           Southcrest Ser B (Radian Insd).................. 5.250    10/01/27      2,516,672
  2,000    San Francisco, CA City & Cnty Second Ser Issue
           26B (FGIC Insd)................................. 5.000    05/01/22      2,035,360
  1,000    San Leandro, CA Jt Proj Area Fin (MBIA Insd).... 5.100    12/01/26      1,008,600
  1,340    Sanger, CA Uni Sch Dist Ctf Cap Impt Prog (FSA
           Insd) (a)....................................... 5.000    03/01/25      1,357,045
  2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
           Rfdg Ser A (MBIA Insd) (a)...................... 5.375    09/01/20      2,080,340
  2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
           Rfdg Ser A (MBIA Insd).......................... 5.375    09/01/21      2,144,854
  2,450    Santa Monica, CA Cmnty College Rfdg Ser A (AMBAC
           Insd) (a)....................................... 5.250    02/01/23      2,497,848
  1,460    Shafter, CA Cmnty Dev Agy Tax Alloc Rev Cmnty
           Dev Proj Area No 1 Rfdg Ser A (FSA Insd)........ 5.000    11/01/36      1,453,328
  1,000    Shasta, CA Jt Pwr Fin Auth Cnty Admin Bldg Proj
           Ser A (MBIA Insd)............................... 5.250    04/01/22      1,026,050
  1,340    Soledad, CA Redev Agy Tax Alloc Soledad Redev
           Proj Ser A (XLCA Insd).......................... 5.000    12/01/32      1,292,068
  1,000    South Gate, CA Pub Fin Auth South Gate Redev
           Proj No 1 (XLCA Insd)........................... 5.750    09/01/22      1,040,130
  2,365    Southern CA Logistics Arpt Auth................. 5.375    12/01/22      2,297,101
  1,250    Southern CA Logistics Arpt Auth (a)............. 6.100    12/01/37      1,214,038
  2,000    Southern CA Logistics Arpt Auth................. 6.150    12/01/43      1,944,940
  2,150    Temecula, CA Redev Agy Tax Alloc Rev Temecula
           Redev Proj No 1 (MBIA Insd)..................... 5.125    08/01/27      2,156,643

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 5,000    Tobacco Sec Auth Southn CA Tob Settlement Ser A1
           (b)............................................. 5.125%   06/01/46   $  3,993,175
  2,500    Turlock, CA Pub Fin Auth Tax Alloc Rev (FSA
           Insd)........................................... 5.000    09/01/36      2,488,625
 10,000    University CA Regts Ser A (MBIA Insd) (b)....... 4.500    05/15/47      8,913,250
  1,340    Vallejo City, CA Uni Sch Dist Rfdg Ser A (MBIA
           Insd)........................................... 5.900    02/01/20      1,458,523
  3,170    Washington, CA Uni Sch Dist New High Sch Proj
           (AMBAC Insd).................................... 5.125    08/01/37      3,120,136
  3,655    Woodland, CA Fin Auth Wastewater Rev Second Sr
           Lien (MBIA Insd) (a)............................ 5.000    03/01/30      3,671,813
                                                                                ------------
                                                                                 249,480,769
                                                                                ------------
           VIRGIN ISLANDS  0.5%
  1,200    Virgin Islands Wtr & Pwr Auth Ser A............. 5.000    07/01/26      1,163,580
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  112.8%
  (Cost $255,854,203)........................................................    250,644,349

TOTAL SHORT-TERM INVESTMENTS  2.3%
  (Cost $5,185,000)..........................................................      5,185,000
                                                                                ------------
TOTAL INVESTMENTS  115.1%
  (Cost $261,039,203)........................................................    255,829,349
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
HELD  (14.7%)
  (Cost ($32,750,000))
(32,750)   Note with interest rates ranging from 2.22% to 2.28% at March 31,
           2008 and contractual maturities of collateral ranging from 2021 to
           2047 (See Note 1) (i).............................................    (32,750,000)
                                                                                ------------

TOTAL NET INVESTMENTS  100.4%
  (Cost $228,289,203)........................................................    223,079,349
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)................................       (859,260)
                                                                                ------------

NET ASSETS  100.0%...........................................................   $222,220,089
                                                                                ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(c) Variable Rate Coupon

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

(d) Security purchased on a when-issued or delayed delivery basis.

(e) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(f) Inverse Floating Rate

(g) 144A--Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(h) Escrowed to Maturity

(i) Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2008.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

CIFG--CDC IXIS Financial Guaranty

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

MBIA-IBC--MBIA Insured Bond Certificates

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $261,039,203).......................  $255,829,349
Cash........................................................       108,759
Receivables:
  Interest..................................................     2,922,329
  Fund Shares Sold..........................................        87,953
Other.......................................................       160,239
                                                              ------------
    Total Assets............................................   259,108,629
                                                              ------------
LIABILITIES:
Floating Rate Note Obligations..............................    32,750,000
Payables:
  Investments Purchased.....................................     3,228,233
  Income Distributions......................................       222,367
  Fund Shares Repurchased...................................       182,211
  Investment Advisory Fee...................................        88,871
  Distributor and Affiliates................................        36,710
Trustees' Deferred Compensation and Retirement Plans........       241,616
Accrued Expenses............................................       138,532
                                                              ------------
    Total Liabilities.......................................    36,888,540
                                                              ------------
NET ASSETS..................................................  $222,220,089
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $227,574,842
Accumulated Undistributed Net Investment Income.............       940,856
Accumulated Net Realized Loss...............................    (1,085,755)
Net Unrealized Depreciation.................................    (5,209,854)
                                                              ------------
NET ASSETS..................................................  $222,220,089
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $192,426,429 and 11,279,038 shares of
    beneficial interest issued and outstanding).............  $      17.06
    Maximum sales charge (4.75%* of offering price).........          0.85
                                                              ------------
    Maximum offering price to public........................  $      17.91
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,282,285 and 823,407 shares of
    beneficial interest issued and outstanding).............  $      17.35
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,831,108 and 693,038 shares of
    beneficial interest issued and outstanding).............  $      17.07
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,680,267 and 215,792 shares of
    beneficial interest issued and outstanding).............  $      17.05
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  6,711,773
                                                              ------------
EXPENSES:
Interest and Residual Trust Expense.........................       670,536
Investment Advisory Fee.....................................       534,028
Distribution (12b-1) and Service Fees
  Class A...................................................       243,359
  Class B...................................................        20,202
  Class C...................................................        52,644
Transfer Agent Fees.........................................        58,375
Professional Fees...........................................        47,742
Accounting and Administrative Expenses......................        45,725
Custody.....................................................        29,710
Reports to Shareholders.....................................        22,239
Trustees' Fees and Related Expenses.........................        13,558
Registration Fees...........................................           680
Other.......................................................        18,711
                                                              ------------
    Total Expenses..........................................     1,757,509
    Less Credits Earned on Cash Balances....................         3,773
                                                              ------------
    Net Expenses............................................     1,753,736
                                                              ------------
NET INVESTMENT INCOME.......................................  $  4,958,037
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    (41,441)
  Futures...................................................      (730,576)
                                                              ------------
Net Realized Loss...........................................      (772,017)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,169,761
  End of the Period:
    Investments.............................................    (5,209,854)
                                                              ------------
Net Unrealized Depreciation During the Period...............    (9,379,615)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(10,151,632)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (5,193,595)
                                                              ============

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2008     SEPTEMBER 30, 2007
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  4,958,037         $  8,894,538
Net Realized Loss....................................        (772,017)            (255,145)
Net Unrealized Depreciation During the Period........      (9,379,615)          (8,346,809)
                                                         ------------         ------------
Change in Net Assets from Operations.................      (5,193,595)             292,584
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (4,064,404)          (7,471,118)
  Class B Shares.....................................        (330,470)            (824,873)
  Class C Shares.....................................        (184,661)            (328,345)
  Class I Shares.....................................         (84,943)            (161,601)
                                                         ------------         ------------
                                                           (4,664,478)          (8,785,937)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................             -0-             (785,151)
  Class B Shares.....................................             -0-              (94,337)
  Class C Shares.....................................             -0-              (40,739)
  Class I Shares.....................................             -0-              (15,774)
                                                         ------------         ------------
                                                                  -0-             (936,001)
                                                         ------------         ------------
Total Distributions..................................      (4,664,478)          (9,721,938)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (9,858,073)          (9,429,354)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      28,662,182           45,950,720
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       3,306,367            6,991,136
Cost of Shares Repurchased...........................     (25,841,291)         (46,667,483)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       6,127,258            6,274,373
                                                         ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................      (3,730,815)          (3,154,981)
NET ASSETS:
Beginning of the Period..............................     225,950,904          229,105,885
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $940,856 and
  $647,297, respectively)............................    $222,220,089         $225,950,904
                                                         ============         ============

 18                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Six Months Ended March 31, 2008 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (5,193,595)
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to
  Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (47,381,054)
  Proceeds from Sales/Maturities of Investments.............    28,344,743
  Net Purchases of Short-Term Investments...................     5,215,000
  Amortization of Premium...................................       199,829
  Accretion of Discount.....................................      (364,734)
  Net Realized Gain on Investments..........................        41,441
  Net Change in Unrealized Depreciation on Investments......     9,315,102
  Increase in Interest Receivables and Other Assets.........      (334,197)
  Decrease in Receivable for Investments Sold...............     1,638,888
  Increase in Accrued Expenses and Other Payables...........        31,660
  Increase in Investments Purchased Payable.................     1,590,513
                                                              ------------
    Total Adjustments.......................................    (1,702,809)
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................    (6,896,404)
                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Shares Sold.................................    28,684,176
  Repurchased Shares........................................   (25,993,843)
  Dividends Paid (net of reinvested dividends of
    $3,306,367).............................................    (1,347,471)
  Proceeds from Floating Rate Note Obligations..............     5,220,000
                                                              ------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES.................     6,562,862
                                                              ------------
NET DECREASE IN CASH........................................      (333,542)
Cash at the Beginning of the Period.........................       442,301
                                                              ------------
Cash at the End of the Period...............................  $    108,759
                                                              ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $    670,536
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     ----------------------------------------------
                                       2008        2007      2006      2005      2004      2003
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 17.83      $18.57    $18.80    $18.93    $18.84    $19.45
                                     -------      ------    ------    ------    ------    ------
  Net Investment Income............     0.39(a)     0.72(a)   0.71(a)   0.72      0.75      0.74
  Net Realized and Unrealized
    Gain/Loss......................    (0.79)      (0.68)     0.03      0.01      0.06     (0.44)
                                     -------      ------    ------    ------    ------    ------
Total from Investment Operations...    (0.40)       0.04      0.74      0.73      0.81      0.30
                                     -------      ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.37        0.71      0.73      0.74      0.72      0.75
  Distributions from Net Realized
    Gain...........................      -0-        0.07      0.24      0.12       -0-      0.16
                                     -------      ------    ------    ------    ------    ------
Total Distributions................     0.37        0.78      0.97      0.86      0.72      0.91
                                     -------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $ 17.06      $17.83    $18.57    $18.80    $18.93    $18.84
                                     =======      ======    ======    ======    ======    ======

Total Return (b)...................   -2.29%*      0.15%     4.14%     3.96%     4.42%     1.67%
Net Assets at End of the Period (In
  millions)........................  $ 192.4      $194.2    $190.0    $188.0    $183.0    $195.4
Ratio of Expenses to Average Net
  Assets...........................    1.52%       1.16%     0.91%     0.92%     0.89%     0.87%
Ratio of Net Investment Income to
  Average Net Assets...............    4.41%       3.91%     3.86%     3.83%     4.00%     3.93%
Portfolio Turnover.................      11%*        37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    0.93%       0.93%     0.91%     0.92%     0.89%     0.87%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 20                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,     ----------------------------------------------
                                       2008        2007      2006      2005      2004      2003
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $ 18.12      $18.86    $19.07    $19.03    $18.82    $19.44
                                     -------      ------    ------    ------    ------    ------
  Net Investment Income............     0.40(a)     0.73(a)   0.77(a)   0.79      0.72      0.60
  Net Realized and Unrealized
    Gain/Loss......................    (0.80)      (0.69)     0.02     (0.03)     0.07     (0.45)
                                     -------      ------    ------    ------    ------    ------
Total from Investment Operations...    (0.40)       0.04      0.79      0.76      0.79      0.15
                                     -------      ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.37        0.71      0.76      0.60      0.58      0.61
  Distributions from Net Realized
    Gain...........................      -0-        0.07      0.24      0.12       -0-      0.16
                                     -------      ------    ------    ------    ------    ------
Total Distributions................     0.37        0.78      1.00      0.72      0.58      0.77
                                     -------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $ 17.35      $18.12    $18.86    $19.07    $19.03    $18.82
                                     =======      ======    ======    ======    ======    ======

Total Return (b)...................   -2.25%(c)*   0.10%(c)  4.40%(c)  4.10%(c)  4.29%(c)  0.87%
Net Assets at End of the Period (In
  millions)........................  $  14.3      $ 17.2    $ 25.3    $ 33.7    $ 41.1    $ 49.8
Ratio of Expenses to Average Net
  Assets...........................    1.53%(c)    1.17%(c)  0.69%(c)  0.81%(c)  1.09%(c)  1.62%
Ratio of Net Investment Income to
  Average Net Assets...............    4.41%(c)    3.90%(c)  4.08%(c)  3.96%(c)  3.80%(c)  3.18%
Portfolio Turnover.................      11%*        37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    0.93%(c)    0.93%(c)  0.69%(c)  0.81%(c)  1.09%(c)  1.62%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             21

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                    MARCH 31,     ----------------------------------------------
                                     2008        2007      2006      2005      2004      2003
                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 17.84      $18.58    $18.81    $18.93    $18.82    $19.43
                                   -------      ------    ------    ------    ------    ------
  Net Investment Income..........     0.33(a)     0.58(a)   0.57(a)   0.59      0.61      0.61
  Net Realized and Unrealized
    Gain/Loss....................    (0.80)      (0.68)     0.03      0.01      0.08     (0.45)
                                   -------      ------    ------    ------    ------    ------
Total from Investment
  Operations.....................    (0.47)      (0.10)     0.60      0.60      0.69      0.16
                                   -------      ------    ------    ------    ------    ------
Less:
  Distributions from Net
    Investment Income............     0.30        0.57      0.59      0.60      0.58      0.61
  Distributions from Net Realized
    Gain.........................      -0-        0.07      0.24      0.12       -0-      0.16
                                   -------      ------    ------    ------    ------    ------
Total Distributions..............     0.30        0.64      0.83      0.72      0.58      0.77
                                   -------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 17.07      $17.84    $18.58    $18.81    $18.93    $18.82
                                   =======      ======    ======    ======    ======    ======

Total Return (b).................   -2.66%(d)*  -0.57%(d)  3.36%     3.26%(d)  3.75%(d)  0.92%(c)
Net Assets at End of the Period
  (In millions)..................  $  11.8      $ 10.7    $  9.9    $ 12.0    $ 12.6    $ 18.1
Ratio of Expenses to Average Net
  Assets.........................    2.25%(d)    1.88%(d)  1.66%     1.61%(d)  1.59%(d)  1.62%
Ratio of Net Investment Income to
  Average Net Assets.............    3.71%(d)    3.19%(d)  3.11%     3.15%(d)  3.30%(d)  3.20%(c)
Portfolio Turnover...............      11%*        37%       31%       25%       16%       25%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).......    1.66%(d)    1.65%(d)  1.66%     1.61%(d)  1.59%(d)  1.62%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 22                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS                         AUGUST 12, 2005
                                             ENDED          YEAR ENDED        (COMMENCEMENT OF
CLASS I SHARES                             MARCH 31,      SEPTEMBER 30,        OPERATIONS) TO
                                              2008        2007      2006     SEPTEMBER 30, 2005
                                           ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $ 17.82      $18.57    $18.80          $18.87
  Net Investment Income...................     0.41(a)     0.76(a)   0.74(a)         0.09
                                            -------      ------    ------          ------
  Net Realized and Unrealized Gain/Loss...    (0.79)      (0.69)     0.05           (0.06)
                                            -------      ------    ------          ------
Total from Investment Operations..........    (0.38)       0.07      0.79            0.03
                                            -------      ------    ------          ------
Less:
  Distributions from Net Investment
    Income................................     0.39        0.75      0.78            0.10
  Distributions from Net Realized Gain....      -0-        0.07      0.24             -0-
                                            -------      ------    ------          ------
Total Distributions.......................     0.39        0.82      1.02            0.10
                                            -------      ------    ------          ------
NET ASSET VALUE, END OF THE PERIOD........  $ 17.05      $17.82    $18.57          $18.80
                                            =======      ======    ======          ======

Total Return (b)..........................   -2.17%*      0.35%     4.40%           0.17%*
Net Assets at End of the Period (In
  millions)...............................  $   3.7      $  3.9    $  3.9          $  2.6
Ratio of Expenses to Average Net Assets...    1.27%       0.91%     0.66%           0.73%
Ratio of Net Investment Income to Average
  Net Assets..............................    4.66%       4.16%     4.11%           4.03%
Portfolio Turnover........................      11%*        37%       31%             25%*

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...............................    0.68%       0.68%     0.66%           0.73%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the last reported bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations obtained from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, the Fund had $1,227,900 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities.

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $224,071,158
                                                              ============
Gross tax unrealized appreciation...........................  $  4,568,321
Gross tax unrealized depreciation...........................    (5,560,130)
                                                              ------------
Net tax unrealized depreciation on investments..............  $   (991,809)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................  $   70,484
  Tax exempt income.........................................   8,771,483
  Long-term capital gain....................................     866,832
                                                              ----------
                                                              $9,708,799
                                                              ==========

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $  1,112
Undistributed tax-exempt income.............................   853,475
Undistributed long-term capital gain........................       -0-

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

F. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $42,960,030 are held by the dealer trusts and serve as collateral for the $32,750,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2008 were $36,164,286 and 3.71%, respectively.

G. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

H. CREDITS EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $3,773 as a result of credits earned on cash balances.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................    0.500%
Next $150 million...........................................    0.450%
Next $250 million...........................................    0.425%
Over $500 million...........................................    0.400%

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $12,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $26,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $21,800 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $140,690 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $29,800 and

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

contingent deferred sales charge (CDSC) on redeemed shares of approximately $4,900. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and the year ended September 30, 2007, transactions were as follows:

                                                FOR THE                       FOR THE
                                            SIX MONTHS ENDED                 YEAR ENDED
                                             MARCH 31, 2008              SEPTEMBER 30, 2007
                                       --------------------------    --------------------------
                                         SHARES         VALUE          SHARES         VALUE
Sales:
  Class A............................   1,356,075    $ 23,756,258     2,286,579    $ 41,753,037
  Class B............................      26,832         484,856        46,367         859,170
  Class C............................     229,356       4,040,480       146,193       2,686,456
  Class I............................      21,515         380,588        35,591         652,057
                                       ----------    ------------    ----------    ------------
Total Sales..........................   1,633,778    $ 28,662,182     2,514,730    $ 45,950,720
                                       ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A............................     163,746    $  2,851,200       323,583    $  5,922,642
  Class B............................      13,796         244,480        34,865         649,311
  Class C............................       7,237         125,920        13,208         241,808
  Class I............................       4,869          84,767         9,695         177,375
                                       ----------    ------------    ----------    ------------
Total Dividend Reinvestment..........     189,648    $  3,306,367       381,351    $  6,991,136
                                       ==========    ============    ==========    ============
Repurchases:
  Class A............................  (1,135,536)   $(19,898,253)   (1,945,511)   $(35,463,292)
  Class B............................    (166,421)     (2,977,465)     (471,233)     (8,732,613)
  Class C............................    (141,098)     (2,485,808)      (97,048)     (1,775,435)
  Class I............................     (27,269)       (479,765)      (38,170)       (696,143)
                                       ----------    ------------    ----------    ------------
Total Repurchases....................  (1,470,324)   $(25,841,291)   (2,551,962)   $(46,667,483)
                                       ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $47,381,054 and $28,344,743, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2008, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2007...........................      73
Futures Opened..............................................     206
Futures Closed..............................................    (279)
                                                                ----
Outstanding at March 31, 2008...............................     -0-
                                                                ====

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash for segregating purposes, if any, is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 for Class B and Class C Shares. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 32

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             41, 341, 541, 641
                                                                   CAISAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02760P-Y03/08

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

                            A SHARES             B SHARES             C SHARES          I SHARES
                          since 8/1/90        since 8/24/92        since 8/13/93      since 8/12/05
---------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          5.28%      4.99%     4.07%      4.07%     3.48%      3.48%       1.39%

10-year                  3.33       2.83      2.70       2.70      2.55       2.55          --

5-year                   2.62       1.62      1.85       1.60      1.86       1.86          --

1-year                  -4.53      -9.09     -5.20      -8.85     -5.21      -6.12       -4.22

6-month                 -3.52      -8.09     -3.90      -7.66     -3.83      -4.78       -3.39
---------------------------------------------------------------------------------------------------

30-Day SEC Yield             4.84%                4.35%                4.33%              5.33%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. Periods of less than a year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek out the relative safety of high quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit quality downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching the cheapest levels ever relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent due in large part to a substantial drop in refunding issuance.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Fed reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, it granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JP Morgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

------------------------------------------------------------------------
                                                LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   CLASS I   MUNICIPAL BOND INDEX

      -3.52%    -3.90%    -3.83%    -3.39%           0.75%
------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Although the municipal market rebounded in the last month of the reporting period and outperformed Treasuries, it was an extremely difficult period overall, particularly for higher yielding, lower rated bonds as the flight-to-quality put considerable pressure on prices. The Fund maintained an allocation to double-B and non-rated bonds throughout the reporting period whereas the benchmark Lehman Brother Municipal Bond Index contains only investment grade issues. As such, the Fund's overweight to lower rated, higher yielding securities was a primary contributor to its relative underperformance.

The Fund's yield curve positioning also hindered performance as it was overweighted on the long end of the curve, which underperformed the shorter end of the curve for the period. The negative impact was amplified by holdings in longer maturity inverse floating-rate securities,* which are highly sensitive to interest rate changes. However, these securities did serve to enhance the Fund's income and diversification during the period. Additionally, the emphasis on the long end of the curve led to a longer duration (a measure of interest-rate sensitivity) for the Fund, which we lowered somewhat through the use of a Treasury futures hedge. However, the Fund still maintained a slightly longer duration, which detracted from performance as rates on the intermediate and long end of the curve rose. At the same time, the Treasury market rally hurt the performance of the hedge.

Conversely, an overweight to pre-refunded bonds was additive to performance. These are high quality, shorter maturity issues which benefited as the short end of the curve outpaced the long end during the period. The Fund's overweight to higher yielding municipal auction rate securities, which have low durations (a measure of interest-rate sensitivity) was also beneficial to performance.

*An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATION AS OF 3/31/08
AAA/Aaa                                                          44.6%
AA/Aa                                                            11.7
A/A                                                               8.7
BBB/Baa                                                          15.6
BB/Ba                                                             1.1
B/B                                                               0.4
Non-Rated                                                        17.9

TOP FIVE SECTORS AS OF 3/31/08
Hospital                                                         21.7%
Life Care                                                         9.5
Single-Family                                                     7.8
Wholesale Electric                                                7.3
General Purpose                                                   5.9

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
Texas                                                            15.3%
California                                                       15.0
Illinois                                                          9.6
Florida                                                           8.5
New York                                                          7.8
New Jersey                                                        6.4
Colorado                                                          5.0
Massachusetts                                                     4.2
Missouri                                                          4.0
Ohio                                                              3.3
Arizona                                                           3.0
Wisconsin                                                         2.7
Michigan                                                          2.3
Virginia                                                          2.3
Utah                                                              2.2
Nevada                                                            2.0
District of Columbia                                              2.0
Maryland                                                          1.9
Indiana                                                           1.8
Alabama                                                           1.8
Minnesota                                                         1.5
Iowa                                                              1.4
South Dakota                                                      1.3
Tennessee                                                         1.3
North Carolina                                                    1.2
Washington                                                        1.2
Kansas                                                            1.1
Oregon                                                            1.0
Pennsylvania                                                      0.8
South Carolina                                                    0.6
Idaho                                                             0.6
Oklahoma                                                          0.6
Georgia                                                           0.5
Connecticut                                                       0.5
North Dakota                                                      0.5

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
                                       (continued from previous page)
Louisiana                                                         0.4%
New Hampshire                                                     0.4
West Virginia                                                     0.3
Vermont                                                           0.3
Rhode Island                                                      0.3
Alaska                                                            0.3
Delaware                                                          0.1
                                                                -----
Total Long-Term Investments                                     117.3
Total Short-Term Investment                                       0.1
                                                                -----
Total Investments                                               117.4
Liability for Floating Rate Note Obligations Related to
  Securities Held                                               (17.5)
                                                                -----
Total Net Investments                                            99.9
Other Assets in Excess of Liabilities                             0.1
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocation based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  964.79          $ 7.42
  Hypothetical...............................     1,000.00         1,017.45            7.62
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           961.04           11.08
  Hypothetical...............................     1,000.00         1,013.70           11.38
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           961.67           11.08
  Hypothetical...............................     1,000.00         1,013.70           11.38
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           966.06            6.19
  Hypothetical...............................     1,000.00         1,018.70            6.36
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.51%, 2.26%, 2.26% and 1.26% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  964.79           $4.27
  Hypothetical...............................     1,000.00         1,020.65            4.39
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           961.04            7.99
  Hypothetical...............................     1,000.00         1,016.85            8.22
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           961.67            7.99
  Hypothetical...............................     1,000.00         1,016.85            8.22
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           966.06            3.05
  Hypothetical...............................     1,000.00         1,021.90            3.13
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.63%, 1.63% and 0.62% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               MUNICIPAL BONDS  117.3%
               ALABAMA  1.8%
$      2,000   Birmingham Baptist Med Ctr AL Spl Care Fac
               Fin Auth Rev Baptist Hlth Sys Inc Ser A....     5.000%   11/15/30  $   1,710,020
       2,000   Hlthcare Auth for Baptist Hlth AL Ser B
               (AGL) (a) (m)..............................     6.750    11/15/37      2,000,000
         900   Huntsville Redstone Vlg, AL Spl Care Fac
               Fin Auth Redstone Vlg Proj.................     5.500    01/01/43        746,217
       1,000   Jefferson Cnty, AL Ltd Oblig Sch Wt Ser
               A..........................................     5.000    01/01/24        901,760
           3   Mobile, AL Indl Dev Brd Solid Waste Disp
               Rev Mobile Energy Svc Co Proj Rfdg.........     6.950    01/01/20            288
       2,250   Montgomery Cnty, AL Pub Bldg Wt Fac Proj
               (MBIA Insd)................................     5.000    03/01/31      2,246,850
       3,425   University AL at Birmingham Hosp Rev Ser A
               (AMBAC Insd) (b)...........................     5.000    09/01/36      3,368,827
                                                                                  -------------
                                                                                     10,973,962
                                                                                  -------------
               ALASKA  0.3%
       2,000   Northern Tob Sec Corp Rev Bkd Ser A........     5,000    06/01/46      1,560,160
                                                                                  -------------

               ARIZONA  3.0%
       1,900   Arizona Hlth Fac Auth Rev Catholic Hlthcare
               West Ser D (AMBAC Insd) (a) (m)............     6.900    07/01/35      1,900,000
       1,000   Flagstaff, AZ Indl Dev Auth Rev Sr Living
               Cmnty Northn AZ Rfdg.......................     5.700    07/01/42        847,910
       7,000   Glendale, AZ Indl Dev Auth Rfdg............     5.000    12/01/35      6,119,610
       5,000   Phoenix, AZ Civic Impt Corp Sr Lien Ser B
               (FGIC Insd) (AMT)..........................     5.250    07/01/32      4,662,350
       1,600   Pima Cnty, AZ Indl Dev Auth Wtr & Waste Wtr
               Rev Global Wtr Resh LLC Proj (AMT).........     6.550    12/01/37      1,475,440
       1,000   Salt Verde Fin Corp Gas Rev AZ Sr..........     5.250    12/01/20        985,750
       2,750   University of AZ Med Ctr Corp..............     5.000    07/01/35      2,412,905
                                                                                  -------------
                                                                                     18,403,965
                                                                                  -------------
               CALIFORNIA  15.0%
       4,870   Anaheim, CA Pub Fin Auth Lease Rev Cap
               Apprec Sub Pub Impt Proj Ser C (FSA
               Insd)......................................     *        09/01/20      2,653,712
       5,000   Anaheim, CA Redev Agy Tax Alloc Rfdg Merged
               Redev Proj Area Ser A (FSA Insd) (b).......     5.000    02/01/31      5,000,625
       1,875   California Cnty, CA Tob Agy Tob Sec Sonoma
               Cnty Corp Rfdg.............................     5.250    06/01/45      1,554,431
       2,000   California Cnty, CA Tob Sec Agy Tob LA Cnty
               Sec (d)....................................   0/5.250    06/01/21      1,568,000
       6,690   California Hsg Fin Agy Rev Home Mtg Ser I
               (AMT) (b)..................................     4.800    08/01/36      5,871,466
      10,000   California Infrastructure & Econ Dev Bk Rev
               Bay Area Toll Brdg First Lien A (FSA Insd)
               (Prerefunded @ 7/01/13) (b)................     5.250    07/01/20     11,149,250

 10                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               CALIFORNIA (CONTINUED)
$     13,155   California St Dept Wtr Res Pwr Supply Rev
               Ser A (MBIA Insd) (b)......................     5.250%   05/01/20  $  14,513,461
       3,500   California St Pub Wks Brd Lease Rev Dept
               Corrections Ser C..........................     5.250    06/01/28      3,517,430
       1,750   California Statewide Cmnty Dev Auth Rev
               Insd Ser D (FSA Insd) (a) (m)..............     5.640    04/01/32      1,750,000
       1,250   California Statewide Cmnty Dev Auth Rev CA
               Baptist Univ Ser A.........................     5.500    11/01/38      1,157,100
       1,350   California Statewide Cmnty Dev Auth Rev
               Daughters of Charity Hlth Ser A............     5.000    07/01/39      1,143,666
       1,600   California Statewide Cmnty Dev Auth Rev
               Kaiser Permanente Ser B....................     5.000    03/01/41      1,473,168
       2,250   California Statewide Cmnty Dev Auth Rev
               Windrush Sch...............................     5.500    07/01/37      1,950,345
       1,000   California Statewide Cmnty Rev Front Porch
               Cmnty & Svc Ser A (e)......................     5.125    04/01/37        881,670
       3,000   Foothill/Eastern Corridor Agy CA Toll Rd
               Rev Cap Apprec Rfdg (MBIA Insd)............     *        01/15/17      1,897,860
      21,000   Foothill/Eastern Corridor Agy CA Toll Rd
               Rev Cap Apprec Rfdg........................     *        01/15/24      8,113,140
      15,000   Foothill/Eastern Corridor Agy CA Toll Rd
               Rev Cap Apprec Rfdg........................     *        01/15/30      3,911,550
       8,000   Golden St Tob Securitization Ser A-1.......     5.750    06/01/47      7,090,240
       2,000   Hesperia, CA Pub Fin Auth Rev Redev & Hsg
               Proj Ser A (XLCA Insd).....................     5.000    09/01/37      1,849,480
       3,000   Palomar Pomerado Hlthcare Dist CA Ctf Partn
               Ser C (FSA Insd) (a).......................     7.090    11/01/36      3,000,000
       1,650   Quechan Indian Tribe Ft Yuma Indian
               Reservation CA & Govt Proj.................     7.000    12/01/27      1,611,621
       1,500   Southern CA Pub Pwr Auth Nat Gas Proj No 1
               Ser A......................................     5.250    11/01/21      1,493,880
       5,000   Tobacco Sec Auth Southn CA Tob Settlement
               Sr Ser A-1.................................     5.000    06/01/37      4,068,750
       1,600   Turlock, CA Hlth Fac Rev Emanuel Med Ctr
               Inc........................................     5.375    10/15/34      1,440,656
       5,000   West Contra Costa CA Uni Election of 2002
               Ser B (FSA Insd)...........................     5.000    08/01/26      5,036,450
                                                                                  -------------
                                                                                     93,697,951
                                                                                  -------------
               COLORADO  5.0%
       2,840   Adams Cnty, CO Single Family Mtg Rev Ser A
               (f) (g)....................................     8.875    08/01/10      3,247,994
       5,000   Arapahoe Cnty, CO Wtr & Waste Proj Ser A
               (MBIA Insd)................................     5.125    12/01/32      4,996,150
       5,000   Colorado Ed & Cultural Fac Auth Rev Impt
               Charter Sch Peak to Peak Rfdg (XLCA
               Insd)......................................     5.250    08/15/34      5,015,800

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               COLORADO (CONTINUED)
$      3,000   Colorado Hlth Fac Auth Rev Amern Baptist
               Home Ser A.................................     5.900%   08/01/37  $   2,638,230
       3,000   Colorado Hlth Fac Auth Rev Covenant
               Retirement Cmnty Inc.......................     5.000    12/01/35      2,488,590
       1,000   Colorado Hlth Fac Auth Rev Evangelical
               Lutheran Ser A.............................     5.250    06/01/34        932,690
       6,000   Denver, CO City & Cnty Justice Sys (b).....     5.000    08/01/24      6,230,310
       1,500   Denver, CO City & Cnty Justice Sys (b).....     5.000    08/01/25      1,557,578
       2,000   Lincoln Pk, CO Met Dist Rfdg & Impt........     6.200    12/01/37      1,971,760
         500   Montezuma Cnty, CO Hosp Dist Hlth Fac
               Enterprise Hosp Rfdg.......................     5.900    10/01/37        442,510
       1,830   North Range Metro Dist No 2 CO Ltd Tax.....     5.500    12/15/27      1,578,064
                                                                                  -------------
                                                                                     31,099,676
                                                                                  -------------
               CONNECTICUT  0.5%
       1,000   Connecticut St Dev Auth Hlth Fac Rev
               Alzheimers Res Ctr Conn Inc Proj (Acquired
               7/16/2007, Cost $1,000,000) (c)............     5.500    08/15/27        863,490
         575   Connecticut St Dev Auth Solid Waste Disp
               Fac Rev PSEG Pwr LLC Proj Ser A (AMT)......     5.750    11/01/37        554,024
       1,500   Connecticut St Hlth & Ed Fac Auth Rev Hosp
               for Spl Care Ser C (Radian Insd)...........     5.250    07/01/37      1,466,970
                                                                                  -------------
                                                                                      2,884,484
                                                                                  -------------
               DELAWARE  0.1%
         630   New Castle Cnty, DE Rev Newark Charter Sch
               Inc Proj...................................     5.000    09/01/22        566,647
                                                                                  -------------

               DISTRICT OF COLUMBIA  2.0%
       5,150   District Columbia Tax Incrmnt Gallery Place
               Proj (FSA Insd)............................     5.250    07/01/27      5,221,945
       4,000   District Columbia Wtr & Swr Auth Pub Util
               Rev Sub Lien (FGIC Insd) (FSA Insd) (b)....     5.500    10/01/41      4,137,560
       3,000   Metropolitan Washington DC Arpt Auth Sys
               Ser A (FGIC Insd) (AMT)....................     5.250    10/01/32      2,841,840
                                                                                  -------------
                                                                                     12,201,345
                                                                                  -------------
               FLORIDA  8.5%
       1,000   Alachua Cnty, FL Indl Dev Rev North FL
               Retirement Vlg.............................     5.250    11/15/17        943,610
       1,000   Alachua Cnty, FL Indl Dev Rev North FL
               Retirement Vlg.............................     5.875    11/15/36        890,590
       5,000   Broward Cnty, FL Arpt Sys Rev Ser J-I
               (AMBAC Insd) (AMT).........................     5.250    10/01/26      4,873,000
       1,100   Capital Tr Agy FL Rev Ft Lauderdale Proj
               (AMT)......................................     5.750    01/01/32      1,004,696
         570   Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
               Insd)......................................     5.950    07/01/20        601,441

 12                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               FLORIDA (CONTINUED)
$      2,465   Fiddlers Creek Cmnty Dev Dist No 1 FL Spl
               Assmt Rev..................................     6.000%   05/01/38  $   2,131,091
       1,305   Florida St Tpk Auth Rev Rfdg Dept Trans Ser
               A (b)......................................     5.000    07/01/26      1,311,159
       1,325   Florida St Tpk Auth Rev Rfdg Dept Trans Ser
               A (b)......................................     5.000    07/01/27      1,331,254
       1,440   Florida St Tpk Auth Rev Rfdg Dept Trans Ser
               A (b)......................................     5.000    07/01/28      1,446,796
       2,500   Florida St Tpk Auth Rev Rfdg Dept Trans Ser
               A (b)......................................     5.000    07/01/32      2,511,799
       5,000   Grand Bay At Doral Cmnty Dev Dist FL Ser
               B..........................................     6.000    05/01/17      4,618,700
       2,000   Halifax Hosp Med Ctr FL Hosp Ser B-2 (FSA
               Insd) (a) (m)..............................     7.280    06/01/46      2,000,000
       1,000   Halifax Hosp Med Ctr FL Hosp Rev Impt Rfdg
               Ser A......................................     5.250    06/01/26        951,580
       3,000   Highlands Cnty, FL Hlth Fac Rev Hosp
               Adventist Hlth Sys Ser B (AGL Insd) (a)
               (m)........................................     6.140    11/15/37      3,000,000
       1,000   Main Str Cmnty Dev Dist FL Ser B...........     6.900    05/01/17        994,400
       6,000   Miami Dade Cnty, FL Hlth Fac Auth Hosp Rev
               Miami Childrens Hosp Proj A (MBIA Insd)
               (a)........................................     6.000    08/01/46      6,000,000
       5,000   Miami Dade Cnty, FL Hlth Fac Auth Hosp Rev
               Miami Childrens Hosp Proj B3 (MBIA Insd)
               (a) (m)....................................     6.740    08/01/34      5,000,000
       4,000   Miami Dade Cnty, FL Hlth Fac Auth Hosp Rev
               Miami Childrens Hosp Proj B4 (MBIA Insd)
               (a) (m)....................................     5.740    08/01/42      4,000,000
       1,750   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
               Orlando Lutheran Tower.....................     5.500    07/01/38      1,468,250
         595   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
               Insd) (f)..................................     6.000    10/01/16        599,284
         800   Palm Beach Cnty, FL Hlth Fac Auth Rev
               Waterford Proj.............................     5.875    11/15/37        742,960
         500   Reunion East Cmnty Dev Dist FL Spl Assmt...     5.800    05/01/36        415,820
       1,675   Sarasota Cnty, FL Hlth Fac Auth Retirement
               Fac Rev Vlg on the Isle Proj Rfdg..........     5.500    01/01/27      1,519,192
       3,000   Seminole Tribe, FL Spl Oblig Rev Ser A
               (e)........................................     5.250    10/01/27      2,713,080
         400   Tolomato Cmnty Dev Dist FL Spl Assmt.......     6.550    05/01/27        394,196
       1,225   Tolomato Cmnty Dev Dist FL Spl Assmt.......     6.650    05/01/40      1,203,403
                                                                                  -------------
                                                                                     52,666,301
                                                                                  -------------

See Notes to Financial Statements                                             13

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               GEORGIA  0.5%
$      2,000   Atlanta, GA Tax Allocation Eastside Proj
               Ser B......................................     5.600%   01/01/30  $   1,795,380
       1,100   Gwinnett Cnty, GA Hosp Auth Rev Antic Ctf
               Gwinnett Hosp Sys Proj Ser E (FSA Insd)
               (a)........................................     7.000    07/01/34      1,100,000
                                                                                  -------------
                                                                                      2,895,380
                                                                                  -------------
               IDAHO  0.6%
         675   Idaho Hlth Fac Auth Rev Vly Vista Care Corp
               Rfdg.......................................     6.125    11/15/27        629,424
       3,750   Idaho Hsg & Fin Assn Single Family Mtg Rev
               Ser E-1 AMT)...............................     4.900    07/01/38      3,275,775
                                                                                  -------------
                                                                                      3,905,199
                                                                                  -------------
               ILLINOIS  9.6%
       1,250   Bartlett, IL Tax Increment Rev Sr Lien
               Quarry Redev Proj Rfdg.....................     5.600    01/01/23      1,187,887
       1,500   Bolingbrook, IL Sales Tax Rev Bolingbrook
               (d)........................................   0/6.250    01/01/24      1,469,250
         500   Chicago, IL Increment Alloc Rev Diversey
               Narragansett Proj (Acquired 08/01/06, Cost
               $533,660) (c)..............................     7.460    02/15/26        508,340
       3,000   Chicago, IL Lakefront Millennium Pkg Fac
               (MBIA Insd) (Prerefunded @ 1/01/12)........     5.650    01/01/19      3,351,120
       1,000   Chicago, IL Met Wtr Reclamation Capital
               Impt Bonds (f).............................     7.000    01/01/11      1,070,200
       8,050   Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
               Third Lien C-2 Rfdg (XLCA Insd) (AMT)......     5.250    01/01/34      7,440,776
       3,000   Chicago, IL O'Hare Intl Arpt Rev Ser A (FSA
               Insd) (b)..................................     5.000    01/01/33      2,987,145
       1,200   Chicago, IL Proj Rfdg Ser C (FGIC Insd)
               (g)........................................     5.750    01/01/16      1,280,544
          10   Chicago, IL Single Family Mtg Rev Ser A
               (GNMA Collateralized) (AMT)................     7.000    09/01/27         10,332
         805   Chicago, IL Tax Increment Alloc Santn Drain
               & Ship Canal Ser A.........................     7.750    01/01/14        814,499
       1,000   Gilberts, IL Spl Svc Area No 19 Spl Tax Ser
               1..........................................     5.375    03/01/16        825,260
       3,000   Hampshire, IL Spl Svc Area No 17 Spl Tax
               Crown Dev Proj Oakstead Ser A..............     6.000    03/01/45      2,508,300
       1,115   Huntley, IL Increment Alloc Rev Huntley
               Redev Proj Ser A...........................     8.500    12/01/15      1,119,906
       1,000   Illinois Fin Auth Rev Advocate Hlthcare Ser
               A-2 (AMBAC Insd) (a) (m)...................     7.090    11/01/30      1,000,000
       6,000   Illinois Fin Auth Rev Advocate Hlthcare Ser
               B-3 (AMBAC Insd) (a) (m)...................     6.500    11/01/38      6,000,000
       1,700   Illinois Fin Auth Rev Carle Fndtn Ser A-4
               (FGIC Insd) (a)............................     5.950    02/15/35      1,700,000

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               ILLINOIS (CONTINUED)
$      1,500   Illinois Fin Auth Rev Christian Homes Inc
               Rfdg Ser A.................................     5.750%   05/15/31  $   1,312,095
       1,000   Illinois Fin Auth Rev Kewanee Hosp Proj....     5.100    08/15/31        809,380
       1,000   Illinois Fin Auth Rev Rfdg Advocate Hlth
               Ser B-3 (AMBAC Insd) (a)...................     6.490    11/01/22      1,000,000
       1,000   Illinois Fin Auth Rev Rfdg Fairview Oblig
               Grp Ser A..................................     5.500    08/15/18        954,670
         250   Illinois Fin Auth Rev Rfdg Fairview Oblig
               Grp Ser A..................................     6.000    08/15/22        238,752
       1,500   Illinois Fin Auth Rev Rfdg Fairview Oblig
               Grp Ser A..................................     6.125    08/15/28      1,411,080
       1,000   Illinois Fin Auth Rev Sherman Hlth Sys 2007
               Ser A......................................     5.500    08/01/37        923,540
       5,000   Illinois St Ser 1 (FSA Insd)...............     5.250    12/01/21      5,284,100
       1,500   Metropolitan Pier & Expo Auth IL Dedicated
               St Tax McCormick Pl Expn Proj A Rfdg.......     5.500    06/15/27      1,500,315
       9,250   Metropolitan Pier & Expo Auth IL Dedicated
               St Tax Rev Cap Apprec McCormick Rfdg (MBIA
               Insd) (d)..................................   0/5.400    06/15/19      8,058,230
       1,785   Pingree Grove Village, IL Spl Svc Area No 1
               Spl Tax Cambridge Lakes Proj Ser 05........     5.250    03/01/15      1,726,166
       1,500   Plano, IL Spl Svc Area No 6 Spl Tax
               Lakewood Springs Club Proj.................     5.800    03/01/37      1,296,900
         549   Volo Vlg, IL Spl Svc Area No 3 Symphony
               Meadows Proj Ser 1.........................     6.000    03/01/36        489,055
         425   Will-Kankakee Regl Dev Auth IL Multi-Family
               Hsg Rev Sr Estates Supportive Living
               (AMT)......................................     7.000    12/01/42        398,565
         991   Yorkville, IL Utd City Spl Svc Area Spl Tax
               No 2004-107 Raintree Vlg IL Proj...........     6.250    03/01/35        925,753
                                                                                  -------------
                                                                                     59,602,160
                                                                                  -------------
               INDIANA  1.8%
       4,350   Indiana Hlth & Ed Fac Fin Cmnty Fndtn
               Northwest IN...............................     5.500    03/01/37      3,765,578
       1,845   Indiana Hlth Fac Fin Auth Rev Hoosier Care
               Proj Ser A.................................     7.125    06/01/34      1,826,827
         550   Indianapolis, IN Loc Pub Impt Ser D........     6.750    02/01/14        621,670
       1,325   Reid Hosp & Hlthcare Svc Inc Richmond IN
               Hosp Auth Reid Hosp Proj Ser B (FSA Insd)
               (a)........................................     5.640    01/01/45      1,325,000
       1,500   Reid Hosp & Hlthcare Svc Inc Richmond IN
               Hosp Auth Reid Hosp Proj Ser C (FSA Insd)
               (a)........................................     5.540    01/01/45      1,500,000
         140   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/11        109,467
         140   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/12        101,388

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               INDIANA (CONTINUED)
$        135   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/13  $      90,549
         130   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/14         80,761
         130   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/15         74,802
         135   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/16         71,947
         225   Saint Joseph Cnty, IN Redev Dist Tax
               Increment Rev Ser B (g)....................     *        06/30/17        111,060
       1,500   Vigo Cnty, IN Hosp Auth Rev Union Hosp Inc
               (e)........................................     5.500%   09/01/27      1,339,575
                                                                                  -------------
                                                                                     11,018,624
                                                                                  -------------
               IOWA  1.4%
       1,125   Coralville, IA Ctf Partn Ser D.............     5.250    06/01/26      1,130,107
       1,100   Iowa Fin Auth Hlthcare Fac Rev Madrid Home
               Proj.......................................     5.750    11/15/24      1,000,703
       2,400   Iowa Fin Auth Hosp Fac Rev Trinity Regl
               Hosp Proj (FSA Insd).......................     5.750    07/01/17      2,454,528
       1,000   Jefferson Cnty, IA Hosp Rev Jefferson Cnty
               Hosp Proj Ser C............................     5.950    08/01/37        892,240
         225   Sibley, IA Hlthcare Fac Rev Osceola Cmnty
               Hosp Proj..................................     6.000    12/01/37        204,930
       1,000   Tobacco Settlement Auth IA Tob Settlement
               Rev Ser C..................................     5.375    06/01/38        850,800
       2,500   Tobacco Settlement Auth IA Tob Settlement
               Rev Ser C..................................     5.625    06/01/46      2,167,575
                                                                                  -------------
                                                                                      8,700,883
                                                                                  -------------
               KANSAS  1.1%
       1,000   Burlington, KS Environmental Impt Rev KC
               Rfdg Pwr LT B Rmkt (XLCA Insd) (k).........     5.000    12/01/23        997,800
       1,100   Labette Cnty, KS Hosp Rev Rfdg & Impt Ser
               A..........................................     5.750    09/01/37      1,031,932
       3,000   Lenexa, KS Hlthcare Fac Rev Rfdg & Impt....     5.500    05/15/39      2,486,130
       1,600   Manhattan, KS Hlthcare Fac Rev Meadowlark
               Hills Retirement Ser A.....................     5.000    05/15/24      1,384,608
       1,000   Manhattan, KS Hlthcare Fac Rev Meadowlark
               Hills Retirement Ser A.....................     5.000    05/15/36        806,800
         400   Manhattan, KS Hlthcare Fac Rev Meadowlark
               Hills Retirement Ser B.....................     5.125    05/15/42        323,284
                                                                                  -------------
                                                                                      7,030,554
                                                                                  -------------

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               LOUISIANA  0.4%
$        500   Colonial Pinnacle Cmnty Dev Dist Dev (k)...     6.750%   05/01/23  $     494,195
       1,375   Lakeshore Vlg Master Cmnty Dev Dist LA Spl
               Assmt......................................     5.250    07/01/17      1,222,980
       1,000   Rapides Fin Auth LA Rev Cleco Pwr Proj
               (AMT)......................................     5.250    11/01/37        998,580
                                                                                  -------------
                                                                                      2,715,755
                                                                                  -------------
               MARYLAND  1.9%
       4,500   Gaithersburg, MD Econ Dev Rev Asbury MD
               Oblig Group A..............................     5.125    01/01/36      3,905,280
       2,000   Howard Cnty, MD Retirement Cmnty Vantage
               House Fac Rfdg Ser B.......................     5.250    04/01/37      1,591,760
       5,605   Maryland St Cmnty Dev Admin Dept Hsg &
               Cmnty Dev Ser H (AMT)......................     5.050    09/01/32      5,176,161
       1,250   Prince Georges Cnty, MD Spl Oblig Natl
               Harbor Proj................................     5.200    07/01/34      1,024,263
                                                                                  -------------
                                                                                     11,697,464
                                                                                  -------------
               MASSACHUSETTS  4.2%
       2,400   Massachusetts St Dev Fin Agy Rev Linden
               Ponds Inc Fac Ser A........................     5.750    11/15/35      2,082,312
         400   Massachusetts St Hlth & Ed Fac Auth Rev Ser
               G (MBIA Insd)..............................     5.000    07/01/13        400,660
       2,000   Massachusetts St Hlth & Ed Fac Auth Rev
               Univ MA Mem Issue Ser D....................     5.000    07/01/33      1,718,260
       5,000   Massachusetts St Hlth & Edl Fac Auth Rev
               Caregroup Ser C-1 (AMBAC Insd) (a) (m).....     6.000    07/01/25      5,000,000
       2,000   Massachusetts St Hlth & Edl Fac Auth Rev
               Caregroup Ser C-2 (AMBAC Insd) (a) (m).....     7.500    07/01/25      2,000,000
       1,500   Massachusetts St Hsg Fin Agy Hsg Rev Single
               Family Ser 130 (AMT).......................     5.000    12/01/37      1,352,415
       2,650   Massachusetts St Indl Fin Agy Rev First Mtg
               Reeds Landing Proj (Prerefunded @
               10/01/08)..................................     7.450    10/01/28      2,792,199
      10,000   Massachusetts St Rites PA 1290 (FSA Insd)
               (b)........................................     5.000    03/01/24     11,051,200
                                                                                  -------------
                                                                                     26,397,046
                                                                                  -------------
               MICHIGAN  2.3%
         650   Kent Hosp Fin Auth MI Rev Spectrum Hlth Ser
               A (k)......................................     5.250    01/15/47        672,880
         375   Kent Hosp Fin Auth MI Rev Spectrum Hlth Ser
               A (k)......................................     5.500    01/15/47        393,101
       5,000   Michigan St Strategic Fd Detroit Edison Co
               Proj Rfdg Ser C (XLCA Insd) (AMT)..........     5.450    12/15/32      4,802,950
       1,775   Michigan St Strategic Fd Solid Genesee Pwr
               Stad Proj Rfdg (AMT).......................     7.500    01/01/21      1,679,807

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               MICHIGAN (CONTINUED)
$      2,000   Michigan Tob Settlement Fin Auth Tob
               Settlement Asset Sr Ser A..................     6.000%   06/01/48  $   1,833,960
       5,000   Western Townships MI Util Rfdg Ser A (MBIA
               Insd)......................................     5.250    01/01/16      5,171,100
                                                                                  -------------
                                                                                     14,553,798
                                                                                  -------------
               MINNESOTA  1.5%
         450   Chisago, MN Hlthcare Fac Rev CDL Homes LLC
               Proj.......................................     6.000    08/01/42        427,149
       1,000   Columbia Heights, MN Multi-Family &
               Hlthcare Fac Rev Crest View Corp Proj A
               Rfdg Ser A.................................     5.700    07/01/42        903,790
       1,000   Dakota Cnty, MN Cmnty Dev Agy Multi-Family
               Hsg Rev Commons Marice Proj Rfdg Ser A.....     5.000    05/01/42        793,560
         380   Duluth, MN Hsg & Redev Auth Hlthcare & Hsg
               Rev Benedictine Hlth Ctr Proj..............     5.700    11/01/22        364,124
         750   Duluth, MN Hsg & Redev Auth Hlthcare & Hsg
               Rev Benedictine Hlth Ctr Proj..............     5.875    11/01/33        703,208
         550   Inver Grove Heights, MN Presbyterian Homes
               Care Rfdg..................................     5.500    10/01/33        505,928
       1,000   Meeker Cnty, MN Gross Rev Hosp Fac Mem Hosp
               Proj.......................................     5.750    11/01/37        916,590
       2,000   Minneapolis, MN Hsg & Hlthcare Fac Rev
               Providence Proj Rfdg Ser A.................     5.625    10/01/27      1,817,340
         150   North Oaks, MN Sr Hsg Rev Presbyterian
               Homes North Oaks...........................     6.000    10/01/27        145,069
         425   North Oaks, MN Sr Hsg Rev Presbyterian
               Homes North Oaks...........................     6.000    10/01/33        403,512
         125   North Oaks, MN Sr Hsg Rev Presbyterian
               Homes North Oaks...........................     6.125    10/01/39        119,554
       2,000   Saint Paul, MN Hsg & Redev Auth Hlthcare
               Fac Rev Hlth Partners Oblig Grp Proj.......     5.250    05/15/36      1,770,160
         675   Saint Paul, MN Hsg & Redev Auth Hosp Rev
               Hlth East Proj.............................     6.000    11/15/35        633,116
                                                                                  -------------
                                                                                      9,503,100
                                                                                  -------------
               MISSOURI  4.0%
       1,000   Carthage, MO Hosp Rev......................     5.750    04/01/22        914,990
       1,000   Carthage, MO Hosp Rev......................     5.875    04/01/30        901,300
       3,000   Kansas City, MO Indl Dev Auth Plaza Lib
               Proj.......................................     6.000    03/01/16      3,054,270
         500   Kansas City, MO Tax Increment Fin Comm
               Kansas City MO Maincor Proj Ser A..........     5.250    03/01/18        480,000
         700   Maryland Heights, MO Tax Increment Rev
               South Heights Proj Rfdg Ser A..............     5.500    09/01/18        681,849
       2,275   Missouri Jt Muni Elec Util Comnty Pwr Proj
               Rev Plum Point Proj (MBIA Insd)............     5.000    01/01/26      2,258,961

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               MISSOURI (CONTINUED)
$      1,200   Missouri St Hlth & Ed Fac Auth Rev Sr
               Living Fac Lutheran Rfdg Ser B.............     5.125%   02/01/27  $   1,135,428
       3,325   Raytown, MO Annual Raytown Live Redev Plan
               Proj 1.....................................     5.125    12/01/31      3,238,051
       1,300   Saint Louis Cnty, MO Indl Dev Auth Hlth Fac
               Rev Ranken Jordan Proj Rfdg................     5.000    11/15/35      1,039,259
       1,000   Saint Louis Cnty, MO Indl Dev Auth Sr
               Living Fac Rev Friendship Vlg West Cnty Ser
               A..........................................     5.375    09/01/21        931,130
       3,000   Saint Louis Cnty, MO Indl Dev Auth Sr
               Living Fac Rev Friendship Vlg West Cnty Ser
               A..........................................     5.500    09/01/28      2,734,260
         500   Saint Louis Cnty, MO Indl Dev Auth Sr
               Living Fac Rev Saint Andrews Res for Srs
               Ser A......................................     6.375    12/01/30        474,725
       1,250   Saint Louis Cnty, MO Indl Dev Auth Sr
               Living Fac Rev Saint Andrews Res for Srs
               Ser A......................................     6.375    12/01/41      1,169,825
         450   Saint Louis, MO Indl Dev Auth Tax Increment
               & Cmnty Impt Dist Loughborough Commons
               Rfdg.......................................     5.750    11/01/27        421,146
         300   Saint Louis, MO Tax Increment Rev Scullin
               Redev Area Ser A...........................    10.000    08/01/10        325,164
       2,745   Springfield, MO Pub Bldg Corp Leasehold Rev
               (AMBAC Insd) (AMT) (b).....................     4.550    07/01/29      2,290,293
       3,355   Springfield, MO Pub Bldg Corp Leasehold Rev
               (AMBAC Insd) (AMT) (b).....................     4.600    07/01/36      2,799,248
                                                                                  -------------
                                                                                     24,849,899
                                                                                  -------------
               NEVADA  2.0%
       5,300   Clark Cnty, NV Indl Dev Rev Southwest Gas
               Corp Proj Ser A (FGIC Insd) (AMT)..........     4.750    09/01/36      4,184,509
         655   Mesquite, NV Spl Impt Dist No 07-01 Loc
               Impt-Anthem at Mesquite....................     5.850    08/01/18        638,363
         560   Mesquite, NV Spl Impt Dist No 07-01 Loc
               Impt-Anthem at Mesquite....................     6.000    08/01/27        502,998
       5,000   Reno, NV Hosp Rev Washoe Med Ctr Proj Ser C
               (FSA Insd) (a).............................     7.000    06/01/39      5,000,000
       2,490   Reno, NV Hosp Rev Renown Regl Med Ctr Proj
               Ser A (b)..................................     5.250    06/01/37      2,297,513
                                                                                  -------------
                                                                                     12,623,383
                                                                                  -------------
               NEW HAMPSHIRE  0.4%
         700   New Hampshire Higher Ed & Hlth Fac Auth Rev
               (g)........................................     8.800    06/01/09        699,160
         330   New Hampshire Higher Ed & Hlth Fac Auth Rev
               Daniel Webster College Issue Rfdg (g)......     6.100    07/01/09        334,320

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               NEW HAMPSHIRE (CONTINUED)
$        585   New Hampshire St Business Fin Auth Elec Fac
               Rev Plymouth Cogeneration (AMT) (Acquired
               6/29/93, Cost $572,582) (c)................     7.750%   06/01/14  $     586,410
       1,000   New Hampshire St Business Fin Auth Rev
               Alice Peck Day Hlth Sys Ser A (Prerefunded
               @ 10/01/09)................................     6.875    10/01/19      1,086,560
                                                                                  -------------
                                                                                      2,706,450
                                                                                  -------------
               NEW JERSEY  6.4%
         375   Burlington Cnty, NJ Bridge Cmnty Econ Dev
               Rev The Evergreens Proj....................     5.625    01/01/38        329,430
       3,250   Landis, NJ Sew Auth Swr Rev (FGIC Insd)
               (i)........................................     7.170    09/19/19      3,923,628
       3,305   Middlesex Cnty, NJ Util Auth Swr Rev Rfdg
               Ser A (MBIA Insd)..........................     6.250    08/15/10      3,449,825
       2,000   New Jersey Econ Dev Auth Cig Tax...........     5.750    06/15/34      1,908,800
         750   New Jersey Econ Dev Auth Retirement Cmnty
               Rev Seabrook Vlg Inc Fac Rfdg..............     5.250    11/15/26        657,615
       1,000   New Jersey Hlthcare Fac Fin Auth Rev Saint
               Peter Univ Hosp Oblig......................     5.750    07/01/37        961,630
         565   New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
               Insd)......................................     6.500    01/01/16        659,270
       2,725   New Jersey St Tpk Auth Tpk Rev Ser C (MBIA
               Insd) (f)..................................     6.500    01/01/16      3,135,930
       5,710   New Jersey St Trans Corp Ctf Fed Trans
               Admin Gnt Ser A (AMBAC Insd)...............     5.750    09/15/10      5,951,590
      10,000   New Jersey St Trans Corp Ctf Fed Trans
               Admin Gnt Ser B (AMBAC Insd) (Prerefunded @
               9/15/10)...................................     6.000    09/15/15     10,860,100
       2,000   Tobacco Settlement Fin Corp NJ Ser A1......     4.750    06/01/34      1,585,520
       8,000   Tobacco Settlement Fin Corp NJ Ser A1
               (b)........................................     5.000    06/01/41      6,410,840
                                                                                  -------------
                                                                                     39,834,178
                                                                                  -------------
               NEW YORK  7.8%
       5,000   Metropolitan Trans Auth NY Rev Ser B (FGIC
               Insd)......................................     5.250    11/15/18      5,300,050
       5,000   New York City Hsg Dev Multi-Family Rev Hsg
               Ser K (AMT)................................     5.000    11/01/37      4,541,850
       2,500   New York City Indl Dev Agy Civic Fac Rev
               Polytechnic Univ Proj (ACA Insd)...........     5.250    11/01/37      2,070,375
       3,000   New York City Indl Dev Agy Rev Liberty 7
               World Trade Ctr Ser A......................     6.250    03/01/15      3,034,500
       2,300   New York City Indl Dev Agy Spl Fac Rev
               Amern Air JFK Intl Arpt (AMT)..............     7.625    08/01/25      2,344,045
       2,845   New York City Ser B (MBIA Insd)............     5.875    08/01/15      3,048,076
      10,000   New York City Ser C (MBIA Insd) (b)........     5.000    06/15/27     10,156,500
      10,000   New York City Transitional Fin Auth Future
               Tax Secd Ser C (AMBAC Insd) (b)............     5.250    08/01/19     10,433,600

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               NEW YORK (CONTINUED)
$        750   New York Liberty Dev Corp Rev Natl Sports
               Museum Proj Ser A (Acquired 8/07/06, Cost
               $750,000) (c)..............................     6.125%   02/15/19  $     720,915
       2,500   New York St Energy Resh & Dev Auth Gas Fac
               Rev (i)....................................     8.601    04/01/20      2,609,450
       3,000   New York St Energy Resh & Dev Auth Gas Fac
               Rev Brooklyn Union Gas Ser B (AMT) (i).....     9.894    07/01/26      3,093,270
       1,300   Seneca Nation Indians Cap Impt Auth NY Spl
               Oblig Ser A (e)............................     5.000    12/01/23      1,146,730
                                                                                  -------------
                                                                                     48,499,361
                                                                                  -------------
               NORTH CAROLINA  1.2%
       3,900   Charlotte Mecklenburg Hosp Auth NC Hlthcare
               Sys Rev Carolinas Ser J (FSA Insd) (a).....     5.050    01/15/46      3,900,000
       1,100   North Carolina Med Care Commn Hlthcare Fac
               Rev First Mtg Salemtowne Proj Rfdg.........     5.100    10/01/30        947,210
       2,000   North Carolina Med Care Commn Retirement
               Fac Rev First Mtg Forest at Duke Rfdg......     5.125    09/01/27      1,848,220
       1,000   North Carolina Med Care Commn Retirement
               Fac Rev First Mtg Southminster Proj Ser
               A..........................................     5.625    10/01/27        975,170
                                                                                  -------------
                                                                                      7,670,600
                                                                                  -------------
               NORTH DAKOTA  0.5%
       1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square
               Proj Rfdg..................................     5.200    12/01/26        845,880
       1,125   Ward Cnty, ND Hlthcare Fac Rev Trinity
               Obligated Group Rfdg.......................     5.125    07/01/25      1,056,803
       1,000   Ward Cnty, ND Hlthcare Fac Rev Trinity
               Obligated Group Rfdg.......................     5.125    07/01/29        905,610
                                                                                  -------------
                                                                                      2,808,293
                                                                                  -------------
               OHIO  3.3%
       3,340   Adams Cnty Hosp Fac Impt Rev Adams Cnty
               Hosp Proj..................................     6.250    09/01/20      3,007,436
       1,000   Akron Bath Copley OH Jt Twp Hosp Dist Rev
               Akron Gen Hlth Sys Ser B (AMBAC Insd)
               (a)........................................     6.890    01/01/36      1,000,000
       6,000   Buckeye, OH Tob Settlement Fin Auth Sr
               Turbo Ser A-2..............................     5.875    06/01/30      5,588,760
       2,000   Buckeye, OH Tob Settlement Fin Auth Sr
               Turbo Ser A-2..............................     5.875    06/01/47      1,769,920
         500   Cuyahoga Cnty, OH Hlthcare Indpt Living Fac
               Rev Eliza Jennings Sr Care Ser A...........     5.750    05/15/27        450,905
       6,000   Hamilton Cnty, OH Hlthcare Rev Life
               Enriching Cmnty Proj Rfdg Ser A............     5.000    01/01/37      5,278,740

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               OHIO (CONTINUED)
$      3,000   Ohio St Higher Ed Fac Commn Rev Hosp Univ
               Hosp Hlth Sys Inc Ser A....................     5.250%   01/15/46  $   2,718,450
       1,000   Tuscarawas Cnty, OH Hosp Fac Rev Twin City
               Hosp Proj..................................     6.100    11/01/22        915,000
                                                                                  -------------
                                                                                     20,729,211
                                                                                  -------------
               OKLAHOMA  0.6%
       1,050   Chickasaw Nation, OK Hlth Sys (e)..........     6.250    12/01/32      1,041,411
       2,250   Oklahoma City, OK Pub Ppty Auth Hotel Tax
               Rev (FGIC Insd)............................     5.250    10/01/29      2,283,412
         210   Oklahoma Hsg Fin Agy Single Family Rev Mtg
               (GNMA Collateralized) (AMT)................     7.997    08/01/18        226,695
                                                                                  -------------
                                                                                      3,551,518
                                                                                  -------------
               OREGON  1.0%
       5,000   Oregon Hlth Sciences Univ Insd Ser A (MBIA
               Insd)......................................     5.250    07/01/22      5,173,550
       1,000   Port Morrow, OR Pollutn Ctl Portland
               Rfdg.......................................     5.200    05/01/33      1,014,740
                                                                                  -------------
                                                                                      6,188,290
                                                                                  -------------
               PENNSYLVANIA  0.8%
       2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
               Sys West PA Ser A..........................     5.000    11/15/28      1,614,160
         500   Dauphin Cnty, PA Gen Auth Hlth Sys Rev
               Pinnacle Hlth Sys Proj (FSA Insd) (a)......     7.000    05/15/29        500,000
       1,000   Montgomery Cnty, PA Higher Ed & Hlth Hosp
               Rev Abington Mem Hosp Ser A (AMBAC Insd)
               (a)........................................     5.000    06/01/24      1,000,000
       1,885   Montgomery Cnty, PA Indl Dev Auth Rev Mtg
               Whitemarsh Continuing Care Proj............     6.250    02/01/35      1,730,618
                                                                                  -------------
                                                                                      4,844,778
                                                                                  -------------
               RHODE ISLAND  0.3%
       1,075   Rhode Island Hsg & Mtg Fin Corp
               Homeownership Oppty Ser 57-B (AMT).........     5.350    10/01/37      1,015,284
         710   Rhode Island St Econ Dev Corp Rev (g)......     7.250    07/01/10        717,043
                                                                                  -------------
                                                                                      1,732,327
                                                                                  -------------
               SOUTH CAROLINA  0.6%
         700   Piedmont Muni Pwr Agy SC Elec Rev Rfdg.....     5.000    01/01/25        664,153
         500   South Carolina Jobs Econ Dev Auth Hlth Fac
               Rev First Mtg Wesley Commons Rfdg..........     5.125    10/01/26        416,495
         500   South Carolina Jobs Econ Dev Auth Hlthcare
               Fac Rev First Mtg Lutheran Homes Rfdg......     5.000    05/01/12        491,930
         500   South Carolina Jobs Econ Dev Auth Hlthcare
               Fac Rev First Mtg Lutheran Homes Rfdg......     5.125    05/01/13        489,635
         200   South Carolina Jobs Econ Dev Auth Hlthcare
               Mtg Lutheran Homes Rfdg Fac Rev First......     5.000    05/01/15        188,972

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               SOUTH CAROLINA (CONTINUED)
$      1,000   South Carolina Jobs Econ Dev Auth Hlthcare
               Mtg Lutheran Homes Rfdg Fac Rev First......     5.625%   05/01/42  $     820,350
       1,000   South Carolina Jobs Econ Dev Auth Rev
               Woodlands at Furman Proj Ser A.............     6.000    11/15/27        928,730
                                                                                  -------------
                                                                                      4,000,265
                                                                                  -------------
               SOUTH DAKOTA  1.3%
       8,040   South Dakota Hsg Dev Auth Homeownership Mtg
               Ser E (AMT) (b)............................     8.371    05/01/36      6,806,543
       1,250   South Dakota St Hlth & Ed Fac Auth Rev
               Sioux Vly Hosp & Hlth Sys A................     5.250    11/01/34      1,201,488
                                                                                  -------------
                                                                                      8,008,031
                                                                                  -------------
               TENNESSEE  1.3%
       1,000   Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
               CDFI Phase I LLC Proj Rfdg Ser A...........     5.000    10/01/25        876,330
       4,000   Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
               Ser B (MBIA Insd) (Prerefunded @
               7/01/12)...................................     7.750    07/01/29      4,596,720
       1,000   Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
               First Mtg Mtn St Hlth Ser A................     5.500    07/01/36        930,970
       2,000   Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
               Hosp Rev Wellmont Hlth Sys Proj Ser C......     5.250    09/01/36      1,752,300
                                                                                  -------------
                                                                                      8,156,320
                                                                                  -------------
               TEXAS  15.3%
         450   Angelina & Neches Riv Auth TX Indl Dev Corp
               Environmental Aspen Pwr LLC Proj Ser A
               (AMT)......................................     6.500    11/01/29        370,984
       1,550   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
               Scott White Mem Ser A-2 (FSA Insd) (a).....     4.490    09/01/41      1,550,000
         500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
               Saint Luke's Lutheran Hosp (f).............     7.000    05/01/21        631,395
       5,000   Dallas, TX Performing Arts Cultural Fac
               Corp Cultural Dallas Ctr Fndtn Proj Ser A
               (MBIA Insd) (a)............................     8.750    09/01/41      5,000,000
       5,000   Dallas-Fort Worth, TX Intl Arpt Rev Jt Impt
               & Rfdg Ser A (FGIC Insd) (AMT).............     5.500    11/01/31      4,808,250
         500   Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
               C (MBIA Insd) (AMT) (k)....................     5.750    11/01/18        500,420
       1,000   Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser
               C (MBIA Insd) (AMT) (k)....................     6.000    11/01/23      1,001,280
       2,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
               Baylor College Med Ser A-1 (AMBAC Insd)
               (a)........................................     8.110    11/15/47      2,000,000
       4,975   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
               Baylor College Med Ser A-4 (AMBAC Insd)
               (a)........................................     8.480    11/15/47      4,975,000

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               TEXAS (CONTINUED)
$      2,100   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
               Stars Mem Hermann Hlthcare Ser B-2 (AMBAC
               Insd) (a)..................................    11.500%   12/01/35  $   2,100,000
       2,450   Harris Cnty, TX Hlth Fac Dev Corp Rev
               Christus Hlth Ser A-3 (FSA Insd) (a).......     6.140    07/01/31      2,450,000
       3,000   Harris Cnty-Houston, TX Sports Auth Spl Rev
               Jr Lien Rfdg Ser B (MBIA Insd).............     5.250    11/15/40      2,994,240
      10,000   Houston, TX Hotel Occupancy Tax Convention
               & Entmt Ser B (AMBAC Insd).................     5.750    09/01/14     10,669,500
      15,000   Lower CO Riv Auth TX Rev Rfdg Ser A (FSA
               Insd) (b)..................................     5.875    05/15/14     15,696,375
      12,500   Lower CO Riv Auth TX Rev Rfdg Ser A (FSA
               Insd) (b)..................................     5.875    05/15/15     13,080,313
       6,500   Lower CO Riv Auth TX Rev Rfdg Ser A (FSA
               Insd) (b)..................................     5.875    05/15/16      6,802,510
       1,250   Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev
               Mem Hlth Sys East TX.......................     5.500    02/15/37      1,123,737
       2,000   Metropolitan Hlth Fac Dev Corp TX Wilson N
               Jones Mem Hosp Proj........................     7.200    01/01/21      2,022,700
       1,000   North TX Twy Auth Rev Rfdg Sys First Tier
               Ser A (k)..................................     5.625    01/01/33      1,001,760
       2,000   North TX Twy Auth Rev Rfdg Sys First Tier
               Ser A (k)..................................     6.000    01/01/23      2,117,840
         500   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
               Buckner Retirement Svc Inc Proj............     5.000    11/15/17        498,085
       2,200   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
               Retirement CC Young Mem Hom Proj...........     5.750    02/15/25      1,989,438
       1,500   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
               Retirement CC Young Mem Hom Proj...........     5.750    02/15/29      1,332,465
       1,750   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
               Retirement Fac Buckingham Sr Living Cmnty
               Inc........................................     5.750    11/15/37      1,510,968
       5,000   Tarrant Cnty, TX Cultural Ed Fac Fin Corp
               Retirement Fac Buckner Retirement Svc Inc
               Proj.......................................     5.250    11/15/37      4,395,700
         875   Texas St Dept Hsg & Cmnty Affairs Home Mtg
               Rev Coll Rfdg Ser C-2 (GNMA Collateralized)
               (AMT) (i)..................................     9.790    07/02/24        942,384
       4,000   Texas St Trans Commn Mobility Fd (b).......     5.000    04/01/28      4,066,140
                                                                                  -------------
                                                                                     95,631,484
                                                                                  -------------
               UTAH  2.2%
       1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac
               Proj (j)...................................     7.800    09/01/15        321,600
       1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
               Proj (j)...................................     7.800    09/01/25        240,000

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               UTAH (CONTINUED)
$      1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
               Proj (j)...................................     8.000%   09/01/20  $     240,000
      11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc
               Rfdg.......................................     6.150    02/15/12     11,956,120
         600   Utah St Charter Sch Fin Auth Charter Sch
               Rev Channing Hall Ser A (e)................     5.750    07/15/22        566,718
         600   Utah St Charter Sch Fin Auth Charter Sch
               Rev Summit Academy Ser A...................     5.800    06/15/38        544,458
                                                                                  -------------
                                                                                     13,868,896
                                                                                  -------------
               VERMONT  0.3%
       1,000   Vermont Econ Dev Auth Mtg Rev Wake Robin
               Corp Proj Ser A............................     5.375    05/01/36        824,030
       1,000   Vermont Ed & Hlth Bldg Fin Agy Rev
               Bennington College Proj....................     6.625    10/01/29      1,004,230
                                                                                  -------------
                                                                                      1,828,260
                                                                                  -------------
               VIRGINIA  2.3%
         900   Farms New Kent VA Cmnty Dev Auth Spl Assmt
               Ser A......................................     5.125    03/01/36        623,547
       1,300   Lexington, VA Indl Dev Auth Residential
               Care Fac Rev Mtg Kendal at Lexington Ser
               A..........................................     5.500    01/01/37      1,132,404
         725   Norfolk, VA Econ Dev Auth Hosp Fac Rev
               Sentara Hlthcare Ser B (FSA Insd) (a)......     4.490    11/01/34        725,000
       1,000   Peninsula Town Ctr Cmnty Dev Auth VA Spl
               Oblig......................................     6.450    09/01/37        867,030
       1,000   Roanoke, VA Indl Dev Auth Hosp Rev Carilion
               Hlth Sys Ser A-1 (FSA Insd) (a)............     6.380    07/01/36      1,000,000
       5,840   Virginia St Hsg Auth Dev Auth Rental Hsg
               Ser D (AMT) (b)............................     4.650    01/01/39      4,939,998
       4,000   Virginia St Hsg Auth Dev Auth Ser B (AMT)
               (b)........................................     4.850    01/01/36      3,534,680
       1,750   White Oak Vlg Shops VA Cmnty Dev Auth Spl
               Assmt Rev..................................     5.300    03/01/17      1,689,065
                                                                                  -------------
                                                                                     14,511,724
                                                                                  -------------
               WASHINGTON  1.2%
         950   Kalispel Tribe Indians Priority Dist WA
               Rev........................................     6.625    01/01/28        901,370
       1,440   Skagit Cnty, WA Pub Hosp Dist No 001 Rev
               Skagit Vly Hosp............................     5.750    12/01/32      1,365,480
       1,000   Washington St Hlthcare Fac Auth Rev
               Multicare Hlth Sys Ser B (FSA Insd) (a)....     8.120    08/15/41      1,000,000
       5,000   Washington St Hsg Fin Commn Single Family
               Prog Ser 2-A (GNMA Collateralized) (AMT)...     4.700    12/01/38      4,123,150
                                                                                  -------------
                                                                                      7,390,000
                                                                                  -------------

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)          DESCRIPTION                                   COUPON     MATURITY      VALUE
-----------------------------------------------------------------------------------------------
               WEST VIRGINIA  0.3%
$      1,000   Harrison Cnty, W VA Cnty Commn Solid Waste
               Disp Rev Allegheny Energy Rfdg Ser D
               (AMT)......................................     5.500%   10/15/37  $     920,200
         250   Ohio Cnty, W VA Cnty Commn Tax Increment
               Rev Fort Henry Centre Fin Dist Ser A.......     5.850    06/01/34        233,672
       1,000   Pleasants Cnty, VA Pollutn Ctl Rev Cnty
               Comm Allegheny Rfdg Ser F..................     5.250    10/15/37        933,340
                                                                                  -------------
                                                                                      2,087,212
                                                                                  -------------
               WISCONSIN  2.7%
       4,000   Wisconsin Hsg & Econ Dev Auth Home
               Ownership Rev Ser A (b)....................     4.800    03/01/38      3,446,000
       6,000   Wisconsin Hsg & Econ Dev Auth Home
               Ownership Rev Ser C (AMT) (b)..............     5.125    09/01/28      5,611,320
       8,000   Wisconsin Hsg & Econ Dev Auth Home
               Ownership Rev Ser C (AMT) (b)..............     5.200    03/01/38      7,481,760
                                                                                  -------------
                                                                                     16,539,080
                                                                                  -------------
TOTAL LONG-TERM INVESTMENTS  117.3%
  (Cost $758,954,547)...........................................................    730,134,014

SHORT TERM INVESTMENT  0.1%
  (Cost $800,000)...............................................................        800,000
                                                                                  -------------

TOTAL INVESTMENTS  117.4%
  (Cost $759,754,547)...........................................................    730,934,014

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (17.5%)
  (Cost ($108,890,000))
(108,890,000)  Notes with interest rates ranging from 2.20% to 3.10% at March
               31, 2008 and contractual maturities of collateral ranging from
               2014 to 2041 (See Note 1) (l)....................................   (108,890,000)
                                                                                  -------------

TOTAL NET INVESTMENTS  99.9%
  (Cost $650,864,547)...........................................................    622,044,014
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.....................................        763,507
                                                                                  -------------

NET ASSETS  100.0%..............................................................  $ 622,807,521
                                                                                  =============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Variable Rate Coupon

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

(b) Underlying security related to Inverse Floaters entered into by the Fund. See Notes 1 and 6.B.

(c) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.4% of net assets.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Escrowed to Maturity

(g) The Fund owns 100% of the outstanding bond issuance.

(i) Inverse Floating Rate

(j) Non-income producing security.

(k) Security purchased on a when-issued or delayed delivery basis.

(l) Floating Rate Notes. The interest rates shown reflect rates in effect at March 31, 2008.

(m) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

ACA--American Capital Access

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $759,754,547).......................  $730,934,014
Cash........................................................        45,838
Receivables:
  Interest..................................................     8,739,252
  Investments Sold..........................................     6,266,200
  Fund Shares Sold..........................................       762,760
Other.......................................................       221,027
                                                              ------------
    Total Assets............................................   746,969,091
                                                              ------------
LIABILITIES:
Floating Rate Note Obligations..............................   108,890,000
Payables:
  Investments Purchased.....................................    12,341,575
  Fund Shares Repurchased...................................     1,437,372
  Income Distributions......................................       546,370
  Investment Advisory Fee...................................       258,690
  Distributor and Affiliates................................       195,180
Trustees' Deferred Compensation and Retirement Plans........       304,546
Accrued Expenses............................................       187,837
                                                              ------------
    Total Liabilities.......................................   124,161,570
                                                              ------------
NET ASSETS..................................................  $622,807,521
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $683,074,535
Accumulated Undistributed Net Investment Income.............     3,743,173
Net Unrealized Depreciation.................................   (28,820,533)
Accumulated Net Realized Loss...............................   (35,189,654)
                                                              ------------
NET ASSETS..................................................  $622,807,521
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $583,986,963 and 43,388,649 shares of
    beneficial interest issued and outstanding).............  $      13.46
    Maximum sales charge (4.75% * of offering price)........          0.67
                                                              ------------
    Maximum offering price to public........................  $      14.13
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,304,125 and 1,361,853 shares of
    beneficial interest issued and outstanding).............  $      13.44
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,206,048 and 1,505,846 shares of
    beneficial interest issued and outstanding).............  $      13.42
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $310,385 and 23,062 shares of beneficial
    interest issued and outstanding)........................  $      13.46
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 20,434,584
Dividends...................................................           359
                                                              ------------
    Total Income............................................    20,434,943
                                                              ------------
EXPENSES:
Interest and Residual Trust Expenses........................     2,041,426
Investment Advisory Fee.....................................     1,576,801
Distribution (12b-1) and Service Fees
    Class A.................................................       754,414
    Class B.................................................        98,289
    Class C.................................................        96,251
Transfer Agent Fees.........................................       184,292
Accounting and Administrative Expenses......................        78,534
Professional Fees...........................................        59,204
Custody.....................................................        33,130
Registration Fees...........................................        30,907
Reports to Shareholders.....................................        24,205
Trustees' Fees and Related Expenses.........................        15,228
Other.......................................................        14,531
                                                              ------------
    Total Expenses..........................................     5,007,212
    Less Credits Earned on Cash Balances....................        14,239
                                                              ------------
    Net Expenses............................................     4,992,973
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 15,441,970
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  2,694,225
  Futures...................................................    (1,159,860)
                                                              ------------
Net Realized Gain...........................................     1,534,365
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    10,834,798
  End of the Period.........................................   (28,820,533)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (39,655,331)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(38,120,966)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(22,678,996)
                                                              ============

See Notes to Financial Statements                                             29

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2008     SEPTEMBER 30, 2007
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 15,441,970        $  27,914,832
Net Realized Gain/Loss...............................       1,534,365           (4,540,254)
Net Unrealized Depreciation During the Period........     (39,655,331)         (19,599,518)
                                                         ------------        -------------
Change in Net Assets from Operations.................     (22,678,996)           3,775,060
                                                         ------------        -------------

Distributions from Net Investment Income:
  Class A Shares.....................................     (14,384,938)         (27,862,124)
  Class B Shares.....................................        (392,152)            (951,197)
  Class C Shares.....................................        (387,412)            (595,050)
  Class I Shares.....................................          (9,562)             (53,788)
                                                         ------------        -------------
Total Distributions..................................     (15,174,064)         (29,462,159)
                                                         ------------        -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................     (37,853,060)         (25,687,099)
                                                         ------------        -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      56,984,578          128,071,880
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      11,570,334           21,913,353
Cost of Shares Repurchased...........................     (72,551,611)        (118,477,242)
                                                         ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (3,996,699)          31,507,991
                                                         ------------        -------------
TOTAL INCREASE/DECREASE IN NET ASSETS................     (41,849,759)           5,820,892
NET ASSETS:
Beginning of the Period..............................     664,657,280          658,836,388
                                                         ------------        -------------
End of the Period (Including accumulated
  undistributed net investment income of $3,743,173
  and $3,475,267, respectively)......................    $622,807,521        $ 664,657,280
                                                         ============        =============

 30                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Six Months Ended March 31, 2008 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (22,678,996)
                                                              -------------
ADJUSTMENTS TO RECONCILE THE CHANGE IN NET ASSETS FROM
  OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Purchases of Investments..................................   (176,415,575)
  Proceeds from Sales/Maturities of Investments.............    168,570,186
  Net Purchases of Short-Term Investments...................       (800,000)
  Amortization of Premium...................................        693,199
  Accretion of Discount.....................................       (819,502)
  Net Realized Gain on Investments..........................     (2,694,225)
  Net Change in Unrealized Depreciation on Investments......     39,445,510
  Decrease in Interest Receivables and Other Assets.........        231,384
  Increase in Receivable for Investments Sold...............     (6,216,200)
  Decrease in Accrued Expenses and Other Payables...........        (50,119)
  Increase in Investments Purchased Payable.................      9,832,863
                                                              -------------
    Total Adjustments.......................................     31,777,521
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................      9,098,525
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Shares Sold.................................     57,164,412
  Repurchased Shares........................................    (72,845,238)
  Dividends Paid (net of reinvested dividends of
    $11,570,334)............................................     (3,675,781)
  Proceeds from Floating Rate Note Obligations..............     11,840,000
  Change in Custodian Bank Payable..........................     (1,536,080)
                                                              -------------
Net Cash Provided by Financing Activities...................     (9,052,687)
                                                              -------------
NET INCREASE IN CASH........................................         45,838
Cash at the Beginning of the Period.........................              0
                                                              -------------
CASH AT THE END OF THE PERIOD...............................  $      45,838
                                                              =============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Period for Interest....................  $   2,041,426
                                                              =============

See Notes to Financial Statements                                             31

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                       MARCH 31,    ----------------------------------------------
                                        2008       2007      2006      2005      2004      2003
                                     -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.29     $14.84    $14.71    $14.81    $14.84    $15.03
                                       ------     ------    ------    ------    ------    ------
  Net Investment Income (a).........      .34        .62       .64       .64       .66       .67
  Net Realized and Unrealized
    Gain/Loss.......................     (.84)      (.52)      .14      (.09)     (.05)     (.19)
                                       ------     ------    ------    ------    ------    ------
Total from Investment Operations....     (.50)       .10       .78       .55       .61       .48
Less Distributions from Net
  Investment Income.................      .33        .65       .65       .65       .64       .67
                                       ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $13.46     $14.29    $14.84    $14.71    $14.81    $14.84
                                       ======     ======    ======    ======    ======    ======

Total Return (b)....................   -3.52%*      .66%     5.46%     3.78%     4.20%     3.31%
Net Assets at End of the Period (In
  millions).........................   $584.0     $625.9    $613.6    $587.6    $609.4    $658.5
Ratio of Expenses to Average Net
  Assets............................    1.51%      1.28%     1.11%     1.04%      .98%      .92%
Ratio of Net Investment Income to
  Average Net Assets................    4.83%      4.21%     4.40%     4.35%     4.46%     4.53%
Portfolio Turnover..................      23%*       28%       16%       30%       11%       43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)..........     .87%       .87%      .89%      .88%      .89%      .88%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 32                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                       MARCH 31,    ----------------------------------------------
                                        2008       2007      2006      2005      2004      2003
                                     -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.27     $14.82    $14.69    $14.79    $14.82    $15.02
                                       ------     ------    ------    ------    ------    ------
  Net Investment Income (a).........      .29        .51       .53       .53       .55       .56
  Net Realized and Unrealized
    Gain/Loss.......................     (.84)      (.52)      .14      (.09)     (.05)     (.20)
                                       ------     ------    ------    ------    ------    ------
Total from Investment Operations....     (.55)      (.01)      .67       .44       .50       .36
Less Distributions from Net
  Investment Income.................      .28        .54       .54       .54       .53       .56
                                       ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $13.44     $14.27    $14.82    $14.69    $14.79    $14.82
                                       ======     ======    ======    ======    ======    ======

Total Return (b)....................   -3.90%*     -.09%     4.69%     3.03%     3.41%     2.48%
Net Assets at End of the Period (In
  millions).........................   $ 18.3     $ 20.9    $ 29.6    $ 38.1    $ 48.8    $ 58.4
Ratio of Expenses to Average Net
  Assets............................    2.26%      2.03%     1.86%     1.79%     1.73%     1.67%
Ratio of Net Investment Income to
  Average Net Assets................    4.07%      3.45%     3.64%     3.60%     3.71%     3.78%
Portfolio Turnover..................      23%*       28%       16%       30%       11%       43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)..........    1.63%      1.62%     1.64%     1.63%     1.64%     1.63%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             33

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                 YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                       MARCH 31,    ----------------------------------------------
                                        2008       2007      2006      2005      2004      2003
                                     -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $14.24     $14.79    $14.67    $14.77    $14.80    $15.00
                                       ------     ------    ------    ------    ------    ------
  Net Investment Income (a).........      .29        .50       .53       .53       .55       .56
  Net Realized and Unrealized
    Gain/Loss.......................     (.83)      (.51)      .13      (.09)     (.05)     (.20)
                                       ------     ------    ------    ------    ------    ------
Total from Investment Operations....     (.54)      (.01)      .66       .44       .50       .36
Less Distributions from Net
  Investment Income.................      .28        .54       .54       .54       .53       .56
                                       ------     ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $13.42     $14.24    $14.79    $14.67    $14.77    $14.80
                                       ======     ======    ======    ======    ======    ======

Total Return (b)....................   -3.83%*     -.10%     4.62%     3.03%     3.43%     2.48%
Net Assets at End of the Period (In
  millions).........................   $ 20.2     $ 17.4    $ 14.3    $ 12.5    $ 13.7    $ 17.0
Ratio of Expenses to Average Net
  Assets............................    2.26%      2.04%     1.86%     1.79%     1.73%     1.67%
Ratio of Net Investment Income to
  Average Net Assets................    4.11%      3.46%     3.65%     3.60%     3.71%     3.78%
Portfolio Turnover..................      23%*       28%       16%       30%       11%       43%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)..........    1.63%      1.62%     1.64%     1.63%     1.64%     1.63%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 34                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              AUGUST 12, 2005
                                              SIX MONTHS      YEAR ENDED      (COMMENCEMENT OF
                                                ENDED       SEPTEMBER 30,      OPERATIONS) TO
CLASS I SHARES                                MARCH 31,    ----------------    SEPTEMBER 30,
                                                 2008       2007      2006          2005
                                              ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $14.29     $14.83    $14.71        $14.71
                                                ------     ------    ------        ------
  Net Investment Income (a)..................      .36        .65       .68           .09
  Net Realized and Unrealized Gain/Loss......     (.84)      (.50)      .13           -0-**
                                                ------     ------    ------        ------
Total from Investment Operations.............     (.48)       .15       .81           .09
Less Distributions from Net Investment
  Income.....................................      .35        .69       .69           .09
                                                ------     ------    ------        ------
NET ASSET VALUE, END OF THE PERIOD...........   $13.46     $14.29    $14.83        $14.71
                                                ======     ======    ======        ======

Total Return (b).............................   -3.39%*      .98%     5.65%          .60%*
Net Assets at End of the Period (In
  millions)..................................   $  0.3     $  0.4    $  1.4        $  1.3
Ratio of Expenses to Average Net Assets......    1.26%      1.03%      .86%          .82%
Ratio of Net Investment Income to Average Net
  Assets.....................................    5.06%      4.42%     4.67%         4.56%
Portfolio Turnover...........................      23%*       28%       16%           30%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)..................................     .62%       .62%      .64%          .66%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             35

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, the Fund had $7,118,129 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $32,062,970, which will expire according to the following schedule.

  AMOUNT                                                                    EXPIRATION
$ 4,180,889 ..........................................................  September 30, 2008
  9,728,055 ..........................................................  September 30, 2009
  7,248,633 ..........................................................  September 30, 2010
 10,905,393 ..........................................................  September 30, 2015

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $648,091,224
                                                              ============
Gross tax unrealized appreciation...........................    12,172,826
Gross tax unrealized depreciation...........................   (38,220,036)
                                                              ------------
Net tax unrealized depreciation investments.................  $(26,047,210)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2007 were as follows:

Distributions paid from:
  Ordinary income...........................................  $    35,564
  Tax-exempt income.........................................   29,485,531
                                                              -----------
                                                              $29,521,095
                                                              ===========

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    8,822
Undistributed tax-exempt income.............................   5,695,373

F. CREDITS EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $14,239 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $178,322,063 are held by the dealer trusts and serve as collateral for the $108,890,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2008 were $114,345,000 and 3.57%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $9,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $42,400 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $86,400 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $195,610 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $55,000 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $23,000. Sales charges do not represent expenses of the Fund.

    At March 31, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 710 shares of Class I Shares.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and the year ended September 30, 2007, transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                           MARCH 31, 2008              SEPTEMBER 30, 2007
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................   3,444,271    $ 47,947,004     7,958,556    $ 116,581,855
  Class B..........................     109,949       1,535,961       232,994        3,415,117
  Class C..........................     536,311       7,491,611       529,298        7,705,059
  Class I..........................         710          10,002        25,014          369,849
                                     ----------    ------------    ----------    -------------
Total Sales........................   4,091,241    $ 56,984,578     8,745,862    $ 128,071,880
                                     ==========    ============    ==========    =============
Dividend Reinvestment:
  Class A..........................     795,327    $ 11,007,588     1,420,178    $  20,771,004
  Class B..........................      20,529         283,739        45,058          659,229
  Class C..........................      19,581         269,643        29,448          429,344
  Class I..........................         676           9,364         3,660           53,776
                                     ----------    ------------    ----------    -------------
Total Dividend Reinvestment........     836,113    $ 11,570,334     1,498,344    $  21,913,353
                                     ==========    ============    ==========    =============
Repurchases:
  Class A..........................  (4,666,051)   $(65,404,244)   (6,919,500)   $(100,953,481)
  Class B..........................    (236,676)     (3,319,569)     (805,247)     (11,759,781)
  Class C..........................    (271,047)     (3,749,028)     (302,403)      (4,386,869)
  Class I..........................      (5,768)        (78,770)      (94,713)      (1,377,111)
                                     ----------    ------------    ----------    -------------
Total Repurchases..................  (5,179,542)   $(72,551,611)   (8,121,863)   $(118,477,242)
                                     ==========    ============    ==========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund received redemption fees of approximately $3,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $176,415,575 and $168,570,186, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2008, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2007...........................     238
Futures Opened..............................................     190
Futures Closed..............................................    (428)
                                                                ----
Outstanding at March 31, 2008...............................       0
                                                                ====

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,486,900 and $233,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                             49, 349, 549, 649
                                                                   MIFSAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02785P-Y03/08

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

                            A SHARES               B SHARES               C SHARES          I SHARES
                              since                  since                  since             since
                             5/28/93                5/28/93               10/19/93           8/12/05
-----------------------------------------------------------------------------------------------------
                                    W/MAX                  W/MAX                  W/MAX
                                    4.75%                  4.00%                  1.00%
AVERAGE ANNUAL         W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES     W/O SALES
TOTAL RETURNS           CHARGES    CHARGES     CHARGES    CHARGES     CHARGES    CHARGES     CHARGES

Since Inception          4.96%       4.61%      4.55%       4.55%      4.03%       4.03%      3.06%

10-year                  4.10        3.59       3.66        3.66       3.35        3.35         --

5-year                   3.29        2.30       3.15        2.88       2.55        2.55         --

1-year                   1.57       -3.24       1.65       -2.28       0.93       -0.06       1.93

6-months                 0.49       -4.30       0.58       -3.37       0.21       -0.78       0.62
-----------------------------------------------------------------------------------------------------

SEC 30-Day Yield              4.18%                  4.41%                  3.66%             4.64%
-----------------------------------------------------------------------------------------------------

Unsubsidized
SEC 30-Day Yield              4.09%                  4.31%                  3.56%             4.54%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Periods of less than one year are not annualized. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC 30-day yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC 30-day yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change. The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek out the relative safety of high quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit quality downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching the cheapest levels ever relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent due in large part to a substantial drop in refunding issuance.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Fed reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, it granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed arranged and supported JP Morgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen Intermediate Term Municipal Income Fund underperformed the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                                 MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I     BOND INDEX

       0.49%     0.58%     0.21%     0.62%         0.75%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Although the municipal market rebounded in the last month of the reporting period and outperformed Treasuries, it was an extremely difficult period overall, particularly for higher yielding, lower-rated bonds as the flight-to-quality put considerable pressure on prices. The Fund maintained an allocation to double-B and non-rated bonds throughout the reporting period whereas the Lehman Brother Municipal Bond Index contains only investment grade issues. As such, the Fund's overweight to lower rated, higher yielding securities was a primary contributor to its relative underperformance.

The Fund's yield curve positioning also hindered performance. The Fund was underweighted in the three-year portion of the curve and overweighted in the 10-year portion of the curve. Over the course of the reporting period, Fed easing pushed yields on the front end of the yield curve lower while yields on 10-year maturities rose slightly. As a result, the 10-year segment of the curve underperformed and the Fund's greater relative exposure here held back returns.

Conversely, positions in higher yielding municipal auction rate securities with low durations (a measure of interest-rate sensitivity) were additive to performance for the period, as was the Fund's overall shorter duration. Underweighted positions in housing and tobacco bonds were also beneficial as spread widening in the sectors hurt their performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

RATINGS ALLOCATION AS OF 3/31/08
AAA/Aaa                                                          48.0%
AA/Aa                                                             8.9
A/A                                                              11.1
BBB/Baa                                                          12.5
Non-Rated                                                        19.5

TOP FIVE SECTORS AS OF 3/31/08
Hospital                                                         19.6%
Public Education                                                  9.8
Life Care                                                         7.1
General Purpose                                                   7.0
Retail Electric                                                   6.7

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
Florida                                                          10.5%
Pennsylvania                                                      7.9
California                                                        7.5
Texas                                                             7.2
Missouri                                                          5.7
Illinois                                                          5.4
Colorado                                                          4.9
Ohio                                                              4.7
Alabama                                                           4.1
Indiana                                                           4.0
New Jersey                                                        3.8
Maryland                                                          3.4
North Carolina                                                    3.0
Michigan                                                          2.9
New York                                                          2.8
Washington                                                        2.8
Kansas                                                            2.3
South Carolina                                                    2.3
Tennessee                                                         2.2
New Mexico                                                        2.1
Louisiana                                                         1.5
Georgia                                                           1.4
Nebraska                                                          1.4
South Dakota                                                      1.4
Kentucky                                                          1.2
Arizona                                                           1.1
Virginia                                                          1.1
Massachusetts                                                     0.9
Oregon                                                            0.9
Arkansas                                                          0.8
Minnesota                                                         0.6

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/08
                                       (continued from previous page)
Iowa                                                              0.4
Oklahoma                                                          0.4
Wisconsin                                                         0.4
North Dakota                                                      0.4
Delaware                                                          0.4
West Virginia                                                     0.2
Utah                                                              0.1
Connecticut                                                       0.1
                                                                -----
Total Investments                                               104.2
Liability for Floating Rate Note Obligations                     (1.6)
                                                                -----
Total Net Investments                                           102.6
Liabilities in Excess of Other Assets                            (2.6)
                                                                -----
Net Assets                                                      100.0%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64105. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               BEGINNING           ENDING         EXPENSES PAID
                                             ACCOUNT VALUE      ACCOUNT VALUE    DURING PERIOD*
                                           -----------------------------------------------------
                                                10/1/07            3/31/08       10/1/07-3/31/08
Class A
  Actual.................................      $1,000.00          $1,004.92           $5.06
  Hypothetical...........................       1,000.00           1,019.95            5.10
  (5% annual return before expenses)
Class B
  Actual.................................       1,000.00           1,005.80            5.11
  Hypothetical...........................       1,000.00           1,019.90            5.15
  (5% annual return before expenses)
Class C
  Actual.................................       1,000.00           1,002.11            8.81
  Hypothetical...........................       1,000.00           1,016.20            8.87
  (5% annual return before expenses)
Class I
  Actual.................................       1,000.00           1,006.18            3.81
  Hypothetical...........................       1,000.00           1,021.20            3.84
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.02%, 1.76% and 0.76% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

The following table show what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING        EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $1,004.92           $5.01
  Hypothetical...............................     1,000.00         1,020.00            5.05
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,005.80            5.06
  Hypothetical...............................     1,000.00         1,019.95            5.10
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,002.11            8.76
  Hypothetical...............................     1,000.00         1,016.25            8.82
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,006.18            3.76
  Hypothetical...............................     1,000.00         1,021.25            3.79
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.01%, 1.75% and 0.75% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 102.6%
          ALABAMA  4.1%
$1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA Insd)
          (AMT) (a)....................................... 5.400%   12/01/15   $  1,313,790
 1,000    Hlthcare Auth for Baptist Hlth AL Ser B (AGL
          Insd) (b) (h)................................... 6.750    11/15/37      1,000,000
 1,000    Jefferson Cnty, AL Pub Bldg Auth Lease Rev Wts
          (AMBAC Insd).................................... 5.125    04/01/21        924,340
 1,500    Montgomery Cnty, AL Pub Bldg Auth Rev Wts Fac
          Proj (MBIA Insd) (a)............................ 5.000    03/01/23      1,542,390
                                                                               ------------
                                                                                  4,780,520
                                                                               ------------
          ARIZONA  1.1%
 1,000    Arizona St Univ Rev Sys Rfdg (AMBAC Insd)....... 5.000    07/01/20      1,041,240
   290    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Rfdg Ser A (FSA Insd)..... 7.250    07/15/10        299,239
                                                                               ------------
                                                                                  1,340,479
                                                                               ------------
          ARKANSAS  0.8%
   950    University of AR Rev UALR Cap Impt Ser B (FSA
          Insd)........................................... 4.500    12/01/19        982,680
                                                                               ------------

          CALIFORNIA  7.5%
 1,090    California Ed Fac Auth Rev Occidental College
          Ser A (MBIA Insd) (a)........................... 5.000    10/01/20      1,136,347
 1,000    California St (AMBAC Insd) (a).................. 6.400    09/01/08      1,019,680
 1,500    California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd) (Prerefunded @ 5/01/12)................... 5.375    05/01/18      1,662,150
 1,000    Carlsbad, CA Spl Tax Non Escrow Cmnty
          Fac 3 Impt 2.................................... 5.700    09/01/22        957,420
   500    Morongo Band of Mission Indians CA Enterprise
          Rev Indians Enterprise Casino Ser B (Acquired
          03/31/2008, Cost $500,000) (c).................. 5.500    03/01/18        500,000
 1,000    Palomar Pomerado Hlthcare Dist CA Ctf Partn Ser
          C (FSA Insd) (b) (h)............................ 7.090    11/01/36      1,000,000
   565    Perris, CA Pub Fin Auth Rev Tax Alloc (a)....... 4.750    10/01/13        566,356
   500    Quechan Indian Tribe Ft Yuma Indian Res CA Govt
          Proj............................................ 6.625    12/01/17        489,255
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd)........................................... 5.250    07/01/20      1,145,628
   250    Southern CA Pub Pwr Auth Nat Gas Proj
          No 1 Ser A...................................... 5.250    11/01/21        248,980
                                                                               ------------
                                                                                  8,725,816
                                                                               ------------
          COLORADO  4.9%
   500    Colorado Hlth Fac Auth Rev Christian Living
          Cmnty Proj Ser A................................ 5.250    01/01/15        479,920
 1,560    Colorado Springs, CO Util Rev Sys Sub Lien
          Impt Ser A...................................... 5.000    11/15/19      1,628,437

 10                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$1,000    Denver, CO City & Cnty Arpt Rev Rfdg Ser D (FSA
          Insd) (AMT)..................................... 5.500%   11/15/12   $  1,061,670
 2,000    Denver, CO City & Cnty Justice Sys (d).......... 5.000    08/01/24      2,076,770
   500    Denver, CO City & Cnty Justice Sys (d).......... 5.000    08/01/25        519,192
                                                                               ------------
                                                                                  5,765,989
                                                                               ------------
          CONNECTICUT  0.1%
   115    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
          Energies (AMT).................................. 7.250    07/01/09        115,777
                                                                               ------------

          DELAWARE  0.4%
   500    New Castle Cnty, DE Rev Newark Charter Sch Inc
          Proj............................................ 5.000    09/01/22        449,720
                                                                               ------------

          FLORIDA  8.9%
 1,000    Brevard Cnty, FL Sch Brd Ctf Rfdg Ser B
          (FGIC Insd)..................................... 5.000    07/01/20      1,015,370
 1,000    Broward Cnty, FL Arpt Sys Rev Rfdg Ser E (MBIA
          Insd) (AMT)..................................... 5.375    10/01/13      1,016,270
 2,000    Halifax, FL Hosp Med Ctr Hosp Rev Ser B-2 (FSA
          Insd) (b) (h)................................... 7.280    06/01/46      2,000,000
   500    Halifax, FL Hosp Med Ctr Hosp Rev & Impt Rfdg
          Ser A........................................... 5.250    06/01/19        502,930
   500    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Ida Rfdg (AMBAC Insd)....................... 5.000    12/01/34        495,275
   250    Landmark at Doral Cmnty Dev Dist FL Spl Assmt
          Ser B........................................... 5.200    05/01/15        214,272
   250    Main St Cmnty Dev Dist FL Cap Impt Ser B........ 6.900    05/01/17        248,600
 1,000    Miami Dade Cnty, FL Hlth Fac Auth Hosp Rev Miami
          Childrens Hosp Proj A (MBIA Insd) (b) (h)....... 6.000    08/01/46      1,000,000
   500    Orange Cnty, FL Hlth Fac Auth Rfdg Hlth Care
          Orlando Lutheran................................ 5.375    07/01/20        457,280
 1,500    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd)........................................... 5.250    08/01/14      1,600,365
   500    Saint Johns Cnty, FL Indl Dev Auth Hlthcare
          Glenmoor Proj Ser A............................. 5.000    01/01/16        462,745
   750    Seminole Tribe, FL Spl Oblig Rev Ser A (e)...... 5.750    10/01/22        735,210
   670    Tolomato Cmnty Dev Dist FL Spl Assmt............ 6.450    05/01/23        661,384
                                                                               ------------
                                                                                 10,409,701
                                                                               ------------
          GEORGIA  1.4%
 1,000    Atlanta, GA Tax Alloc Atlantic Sta Proj Rfdg
          (AGL Insd)...................................... 5.250    12/01/17      1,086,300
    80    Forsyth Cnty, GA Hosp Auth Rev Antic Ctf GA
          Baptist Hlthcare Sys Proj (f)................... 6.000    10/01/08         81,402
   500    Gwinnett Cnty, GA Hosp Auth Rev Antic Ctf
          Gwinnett Hosp Sys Proj Ser E (FSA Insd) (b)
          (h)............................................. 7.000    07/01/34        500,000
                                                                               ------------
                                                                                  1,667,702
                                                                               ------------

See Notes to Financial Statements                                             11

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          ILLINOIS  5.4%
$  545    Clay Cnty, IL Hosp Rev
          (Prerefunded @ 12/01/08) (a).................... 5.500%   12/01/10   $    568,043
   500    Hodgkins, IL Tax Increment Rev Sr Lien Rfdg..... 5.000    01/01/14        519,695
    31    Huntley, IL Spl Svc Area No 7 Spl Tax (f)....... 6.000    03/01/09         32,011
 1,197    Huntley, IL Spl Svc Area No 7 Spl Tax Rfdg (AGL
          Insd) (a)....................................... 4.600    03/01/17      1,246,280
   125    Illinois Fin Auth Rev Carle Fndtn Ser A-4 (FGIC
          Insd) (b) (h)................................... 5.950    02/15/35        125,000
   500    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A...................................... 5.250    05/15/14        482,970
   750    Illinois Fin Auth Rev Rfdg Fairview Oblig Group
          Ser A........................................... 6.000    08/15/22        716,257
 1,000    Illinois Fin Auth Rev Advocate Hlthcare Ser B-2
          (AMBAC Insd) (b) (h)............................ 6.490    11/01/38      1,000,000
   400    Lincolnshire, IL Spl Svc Area Sedgebrook Proj... 5.000    03/01/11        395,768
   213    Pingree Grove Village, IL Spl Svc Area No 1 Spl
          Tax Cambridge Lakes Proj Ser 05................. 5.250    03/01/15        205,980
 1,000    Round Lake Beach, IL Tax Increment Rev.......... 4.650    12/15/13      1,009,440
                                                                               ------------
                                                                                  6,301,444
                                                                               ------------
          INDIANA  4.0%
 1,000    Allen Cnty, IN Juvenile Just Ctr First Mtg
          (AMBAC Insd).................................... 5.500    01/01/18      1,061,210
 1,000    Carmel Cnty, IN Redev Auth Opt Income Tax Lease
          Rent Rev (MBIA Insd)............................ 5.000    07/01/22      1,034,070
   830    Hobart, IN Bldg Corp First Mtg (FGIC Insd)
          (a)............................................. 5.500    07/15/13        920,802
   250    Reid Hosp & Hlthcare Svc Inc Richmond, IN Hosp
          Auth Reid Hosp Proj Ser B (FSA Insd) (b) (h).... 5.640    01/01/45        250,000
 1,000    Reid Hosp & Hlthcare Svc Inc Richmond, IN Hosp
          Auth Reid Hosp Proj Ser C (FSA Insd) (b) (h).... 5.540    01/01/45      1,000,000
   400    Saint Joseph Cnty, IN Econ Dev Rev Holy Cross
          Vlg Notre Dame Proj Ser A....................... 5.750    05/15/13        399,180
                                                                               ------------
                                                                                  4,665,262
                                                                               ------------
          IOWA  0.4%
   500    Coralville, IA Ctf Partn Ser D.................. 5.250    06/01/22        509,270
                                                                               ------------

          KANSAS  2.3%
 1,000    Burlington, KS Environmental Impt Rev KC Rfdg
          Pwr Lt Ser B (XLCA Insd) (b) (g)................ 5.000    12/01/23        997,800
   500    Kansas St Dev Fin Auth Hlth Fac Rev Hays Med Ctr
          Inc Ser L....................................... 5.250    11/15/16        527,640
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka
          (Prerefunded @ 2/01/12)......................... 5.000    02/01/20      1,077,590
   120    Wyandotte Cnty, KS City KS Univ Brd of Public
          Util Office Bldg Complex Proj (MBIA Insd)....... 5.000    05/01/11        126,594
                                                                               ------------
                                                                                  2,729,624
                                                                               ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          KENTUCKY  1.2%
$  310    Kentucky Hsg Corp Hsg Rev Ser A (AMT)........... 5.000%   01/01/23   $    302,086
 1,000    Louisville & Jefferson Cnty, KY Ser C
          (FSA Insd) (AMT)................................ 5.500    07/01/17      1,089,840
                                                                               ------------
                                                                                  1,391,926
                                                                               ------------
          LOUISIANA  1.5%
   250    Colonial Pinnacle Cmnty Dev Dist Dev (g)........ 6.750    05/01/23        247,098
   598    Lakeshore Vlg Master Cmnty Dev Dist LA
          Spl Assmt....................................... 5.250    07/01/17        531,885
 1,000    Rapides Fin Auth LA Rev Cleco Pwr Proj (AMT).... 5.250    11/01/37        998,580
                                                                               ------------
                                                                                  1,777,563
                                                                               ------------
          MARYLAND  3.4%
 1,000    Baltimore, MD Convention Ctr Hotel Rev Ser A
          (XLCA Insd)..................................... 5.250    09/01/22      1,000,630
 1,000    Maryland St Econ Dev Corp Student Hsg Rev Univ
          MD College Pk Proj Rfdg (CIFG Insd)............. 5.000    06/01/13      1,053,120
   625    Maryland St Econ Dev Corp Univ MD College Pk
          Proj (f)........................................ 5.750    06/01/13        708,906
   250    Maryland St Hlth & Higher Ed Fac Auth Rev
          Washington Cnty Hosp............................ 5.250    01/01/23        239,095
   500    Maryland St Hlth & Higher King Farm Presbyterian
          Cmnty Ser B..................................... 5.000    01/01/17        476,600
   500    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj..................................... 4.700    07/01/15        481,660
                                                                               ------------
                                                                                  3,960,011
                                                                               ------------
          MASSACHUSETTS  0.9%
 1,000    Massachusetts St Hlth & Ed Fac Auth Rev
          Caregroup Ser C-2 (AMBAC Insd) (b) (h).......... 7.500    07/01/25      1,000,000
    25    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Acquired 06/24/98, Cost $25,000)
          (c) (f)......................................... 6.200    06/01/08         25,170
                                                                               ------------
                                                                                  1,025,170
                                                                               ------------
          MICHIGAN  2.9%
 1,000    Brighton, MI Area Sch Dist Rfdg (a)............. 5.250    05/01/18      1,060,020
 1,000    Brighton, MI Area Sch Dist Rfdg................. 5.250    05/01/20      1,060,020
 1,000    Kent Hosp Fin Auth MI Rev Spectrum Hlth
          Ser A (g)....................................... 5.500    01/15/47      1,048,270
   250    Michigan St Strategic Fd Ltd Oblig United Waste
          Sys Proj (AMT).................................. 5.200    04/01/10        256,220
                                                                               ------------
                                                                                  3,424,530
                                                                               ------------
          MINNESOTA  0.6%
   250    Duluth, MN Hsg & Redev Auth Hlthcare & Hsg Rev
          Benedictine Hlth Ctr Proj....................... 5.500    11/01/17        244,443
   430    Inver Grove Heights, MN Presbyterian Homes Care
          Rfdg............................................ 5.000    10/01/16        415,982
                                                                               ------------
                                                                                    660,425
                                                                               ------------

See Notes to Financial Statements                                             13

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          MISSOURI  5.7%
$  500    Fenton, MO Tax Increment Rev Gravois Bluffs
          Redev Proj Rfdg................................. 5.000%   04/01/13   $    525,345
   610    Ferguson, MO Tax Increment Rev Crossing at Halls
          Ferry Rfdg (a).................................. 5.500    04/01/14        616,978
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib Proj.... 6.000    03/01/16      1,374,421
 1,000    Macon, MO Ctf Partn (MBIA Insd)................. 5.250    08/01/17      1,026,640
   250    Maryland Heights, MO Tax Increment Rev South
          Heights Proj Rfdg Ser A......................... 5.500    09/01/18        243,518
   500    Raytown, MO Annual Raytown Live Redev
          Plan Proj 1..................................... 5.000    12/01/16        524,335
 2,000    Saint Charles, MO Ctf Partn Ser B............... 5.500    05/01/18      2,091,740
   250    Saint Louis Cnty, MO Indl Dev Auth Sr Living Fac
          Rev Friendship Vlg West Cnty Ser A.............. 5.250    09/01/17        237,768
                                                                               ------------
                                                                                  6,640,745
                                                                               ------------
          NEBRASKA  1.4%
 1,500    University of NE Fac Corp Defd Maint
          (AMBAC Insd).................................... 5.000    07/15/17      1,627,215
                                                                               ------------

          NEW JERSEY  3.8%
 1,500    New Jersey Econ Dev Auth Rev Cig Tax............ 5.500    06/15/16      1,525,605
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Saint
          Clare's Hosp Inc Rfdg Ser A (Radian Insd)....... 5.250    07/01/20      1,025,600
   455    Rahway, NJ Ctf Partn (MBIA Insd)................ 5.500    02/15/16        479,188
   565    Rahway, NJ Ctf Partn (MBIA Insd)................ 5.600    02/15/17        596,227
   920    Tobacco Settlement Fin Corp NJ Ser 1A........... 4.500    06/01/23        834,946
                                                                               ------------
                                                                                  4,461,566
                                                                               ------------
          NEW MEXICO  2.1%
 1,000    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/03, Cost $1,020,380) (c).................. 5.500    09/01/23      1,026,010
 1,310    New Mexico Fin Auth Rev Sr Lien Pub Proj
          Revolving Fd Ser B (MBIA Insd).................. 5.000    06/01/17      1,419,320
                                                                               ------------
                                                                                  2,445,330
                                                                               ------------
          NEW YORK  2.8%
   500    Albany, NY Indl Dev Agy Civic Fac Rev Saint
          Peters Hosp Proj Ser A.......................... 5.750    11/15/22        515,995
   110    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
          Rev Woodcrest Estates Fac Ser A (AMT)........... 5.875    12/01/09        112,000
 1,000    Long Island Pwr Auth NY Elec Gen Ser C
          (Prerefunded @ 9/01/13)......................... 5.500    09/01/17      1,126,870
   230    Madison Cnty, NY Indl Dev Agy Civic Fac Rev
          Oneida Hlth Sys Inc Proj Ser A.................. 4.500    02/01/17        219,167

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$  500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................. 6.250%   03/01/15   $    505,750
   780    New York City Indl Dev Agy Spl Fac Rev Term One
          Group Assn Proj (AMT)........................... 5.000    01/01/10        798,314
     5    Niagara Falls, NY Pub Impt (MBIA Insd).......... 6.900    03/01/20          5,008
                                                                               ------------
                                                                                  3,283,104
                                                                               ------------
          NORTH CAROLINA  3.0%
 1,000    Charlotte Mecklenburg Hosp Auth NC Hlthcare Sys
          Rev Carolinas Ser J (FSA Insd) (b) (h).......... 5.050    01/15/46      1,000,000
   630    North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser D........................................... 6.450    01/01/14        660,574
   500    North Carolina Med Care Commn Hlthcare Fac Rev
          Rfdg First Mtg Salemtowne (a)................... 5.000    10/01/15        507,335
   250    North Carolina Med Care Commn Retirement Fac Rev
          First Mtg Southminster Proj Ser A............... 5.300    10/01/19        247,562
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA Insd)... 5.250    01/01/19      1,042,320
                                                                               ------------
                                                                                  3,457,791
                                                                               ------------
          NORTH DAKOTA  0.4%
   500    Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj
          Rfdg............................................ 5.000    12/01/16        452,545
                                                                               ------------

          OHIO  4.7%
   500    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj............................................ 6.250    09/01/20        450,215
   500    Athens Cnty, OH Hosp Fac Rev & Impt O' Bleness
          Mem Rfdg Ser A.................................. 6.250    11/15/13        505,020
 2,300    Buckeye, OH Tob Settlement Fin Auth Asset Bkd Sr
          Turbo Ser A2.................................... 5.125    06/01/24      2,152,087
 1,370    Cleveland, OH Non Tax Rev Cleveland Stad Proj
          Rfdg (AMBAC Insd)............................... 5.125    12/01/20      1,424,594
   185    Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj
          (AMT) (a)....................................... 6.000    04/01/09        183,576
   750    Ohio Muni Elec Generation Agy Jt Venture 5 Ctf
          Ben Int Rfdg (AMBAC Insd)....................... 5.000    02/15/21        764,280
                                                                               ------------
                                                                                  5,479,772
                                                                               ------------
          OKLAHOMA  0.4%
   500    Chickasaw Nation, OK Hlth Sys (e)............... 5.375    12/01/17        494,140
                                                                               ------------

          OREGON  0.9%
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen
          Rfdg Ser A...................................... 5.200    05/01/33      1,014,740
                                                                               ------------

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          PENNSYLVANIA  7.9%
$  500    Allegheny Cnty, PA Indl Dev Auth Lease Rev
          Residential Res Inc Proj........................ 5.000%   09/01/21   $    481,290
   250    Allegheny Cnty, PA Redev Auth Rev Pittsburgh
          Mills Proj...................................... 5.100    07/01/14        250,895
 1,120    Canon McMillan Sch Dist PA Rfdg Ser A
          (MBIA Insd)..................................... 5.000    12/15/15      1,205,008
   250    Lancaster Cnty, PA Hosp Auth Rev Brethren Vlg
          Proj Ser A...................................... 5.200    07/01/12        253,620
   500    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
          Ctr............................................. 5.000    01/01/17        501,370
 1,000    Montgomery Cnty, PA Higher Ed & Hlth Hosp Rev
          Abington Mem Hosp Ser A (AMBAC Insd) (b) (h).... 5.000    06/01/24      1,000,000
   500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj....................... 6.000    02/01/21        474,455
   900    Philadelphia, PA Gas Wks Rev Ser 3 (FSA Insd)... 5.000    08/01/10        949,401
   750    Philadelphia, PA Gas Wks Rev Ser 18 (AGL
          Insd)........................................... 5.250    08/01/18        797,940
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)......................... 5.500    04/15/16      2,147,920
 1,090    Wilson, PA Area Sch Dist (FGIC Insd)............ 5.125    03/15/17      1,166,605
                                                                               ------------
                                                                                  9,228,504
                                                                               ------------
          SOUTH CAROLINA  2.3%
 1,000    Kershaw Cnty, SC Pub Sch Fndtn Installment Pwr
          Rev Kershaw Cnty Sch Dist Proj (CIFG Insd)...... 5.000    12/01/22        989,690
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Rfdg Ser
          A (MBIA Insd) (a)............................... 5.000    04/01/14      1,110,476
   500    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg............... 5.000    05/01/12        491,930
   135    South Carolina Jobs Econ Dev Auth Hlthcare Fac
          Rev First Mtg Lutheran Homes Rfdg............... 5.125    05/01/13        132,201
                                                                               ------------
                                                                                  2,724,297
                                                                               ------------
          SOUTH DAKOTA  1.4%
 1,515    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd)....... 5.000    12/01/18      1,597,734
                                                                               ------------

          TENNESSEE  2.2%
   415    Chattanooga, TN Hlth Ed Hsg Fac CDFI Phase I LLC
          Proj Rfdg Ser A................................. 5.000    10/01/15        414,871
   700    Franklin, TN Spl Sch Dist Cap Apprec (FSA
          Insd)...........................................   *      06/01/15        525,028
 1,000    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd)........................................... 5.750    12/01/11      1,104,390
   500    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A...................... 5.250    09/01/16        486,070
                                                                               ------------
                                                                                  2,530,359
                                                                               ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          TEXAS  7.2%
$  240    Dallas Cnty, TX Flood Ctl Dist Rfdg............. 6.750%   04/01/16   $    246,326
 1,000    Dallas, TX Performing Arts Cultural Fac Corp
          Cultural Dallas Ctr Fndtn Proj Ser A (MBIA Insd)
          (b) (h)......................................... 8.750    09/01/41      1,000,000
   500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser C
          (MBIA Insd) (AMT) (g)........................... 5.750    11/01/18        500,420
   500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser C
          (MBIA Insd) (AMT) (g)........................... 6.000    11/01/23        500,640
 1,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Baylor College Med Ser A-1 (AMBAC Insd) (b)
          (h)............................................. 8.110    11/15/47      1,000,000
   525    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Baylor College Med Ser A-4 (AMBAC Insd) (b)
          (h)............................................. 8.480    11/15/47        525,000
 1,000    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev Stars
          Mem Hermann Hlthcare Ser B-2 (AMBAC Insd) (b)
          (h)............................................. 11.500   12/01/35      1,000,000
   500    Harris Cnty, TX Hlth Fac Dev Corp Rev Christus
          Hlth Ser A-3 (FSA Insd) (b) (h)................. 6.140    07/01/31        500,000
   500    Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc
          Proj............................................ 5.000    08/15/13        505,600
   350    Hidalgo Cnty, TX Hlth Svc Mission Hosp Inc
          Proj............................................ 5.000    08/15/19        331,643
   250    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem
          East Texas...................................... 5.125    02/15/22        235,643
   500    Mesquite, TX Hlth Fac Dev Retirement Christian
          Care............................................ 5.000    02/15/15        495,390
 1,000    North TX Twy Auth Rev Rfdg Sys First
          Tier Ser A (g).................................. 6.000    01/01/23      1,058,920
   500    Tarrant Cnty, TX Cultural Ed Fac Fin Corp
          Buckner Retirement Svc Inc Proj................. 5.000    11/15/17        498,085
                                                                               ------------
                                                                                  8,397,667
                                                                               ------------
          UTAH  0.1%
   150    Utah St Charter Sch Fin Auth Charter Sch Rev
          Channing Hall Ser A (e)......................... 5.750    07/15/22        141,680
                                                                               ------------

          VIRGINIA  1.1%
 1,000    Tobacco Settlement Fin Corp VA Asset Bkd........ 5.250    06/01/19      1,058,260
   250    White Oak Vlg Shops VA Cmnty Dev Auth Spl Assmt
          Rev............................................. 5.300    03/01/17        241,295
                                                                               ------------
                                                                                  1,299,555
                                                                               ------------
          WASHINGTON  2.8%
   200    Kalispel Tribe Indians Priority Distr WA Rev.... 6.200    01/01/16        194,294
 1,000    Klickitat Cnty, WA Pub Util Dist No 001 Elec Rev
          Rfdg Ser B (FGIC Insd).......................... 5.250    12/01/22      1,032,250
 2,000    Washington St Hlthcare Fac Auth Rev Multicare
          Hlth Sys Ser B (FSA Insd) (b) (h)............... 8.120    08/15/41      2,000,000
                                                                               ------------
                                                                                  3,226,544
                                                                               ------------

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          WEST VIRGINIA  0.2%
$  250    Ohio Cnty, VA Cnty Commn Tax Increment Rev Fort
          Henry Ctr Fin Dist Ser A........................ 5.625%   06/01/22   $    244,728
                                                                               ------------

          WISCONSIN  0.4%
   500    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty Hosp
          Inc Ser A....................................... 5.500    08/15/14        487,270
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  102.6%
  (Cost $119,651,071).......................................................    119,918,895

SHORT-TERM INVESTMENTS  1.6%
  (Cost $1,900,000).........................................................      1,900,000
                                                                               ------------

TOTAL INVESTMENTS  104.2%
  (Cost $121,551,071).......................................................    121,818,895

LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES
  HELD  (1.6%)
  (Cost ($1,875,000))
(1,875)   Notes with interest rate of 2.65% at March 31, 2008 and
          contractual maturities of collateral ranging from 2024 to 2025
          (See Note 1) (i)..................................................     (1,875,000)
                                                                               ------------

TOTAL NET INVESTMENTS  102.6%
  (Cost $119,676,071).......................................................    119,943,895
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.6%)...............................     (3,041,073)
                                                                               ------------

NET ASSETS  100.0%..........................................................   $116,902,822
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) Variable Rate Coupon

(c) Security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.3% of net assets.

(d) Underlying security related to Inverse Floaters entered into by the Trust. See Note 1.

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) Escrowed to Maturity

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

(g) Security purchased on a when-issued or delayed delivery basis.

(h) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(i) Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2008.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

RADIAN--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             19

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $121,551,071).......................  $121,818,895
Cash........................................................     1,220,512
Receivables:
  Interest..................................................     1,414,375
  Investments Sold..........................................       182,026
Other.......................................................       156,334
                                                              ------------
    Total Assets............................................   124,792,142
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,833,586
  Floating Rate Note Obligations............................     1,875,000
  Fund Shares Repurchased...................................       721,322
  Income Distributions......................................        76,355
  Investment Advisory Fee...................................        38,417
  Distributor and Affiliates................................        19,696
Trustees' Deferred Compensation and Retirement Plans........       230,397
Accrued Expenses............................................        94,547
                                                              ------------
    Total Liabilities.......................................     7,889,320
                                                              ------------
NET ASSETS..................................................  $116,902,822
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $116,239,916
Accumulated Undistributed Net Investment Income.............       320,641
Net Unrealized Appreciation.................................       267,824
Accumulated Net Realized Gain...............................        74,441
                                                              ------------
NET ASSETS..................................................  $116,902,822
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $92,395,641 and 8,838,388 shares of
    beneficial interest issued and outstanding).............  $      10.45
    Maximum sales charge (4.75%* of offering price).........          0.52
                                                              ------------
    Maximum offering price to public........................  $      10.97
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,149,830 and 957,854 shares of
    beneficial interest issued and outstanding).............  $      10.60
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,825,208 and 1,324,185 shares of
    beneficial interest issued and outstanding).............  $      10.44
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $532,143 and 50,924 shares of beneficial
    interest issued and outstanding)........................  $      10.45
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 20                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,590,339
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      276,970
Distribution (12b-1) and Service Fees
  Class A...................................................      108,180
  Class B...................................................       13,346
  Class C...................................................       66,346
Transfer Agent Fees.........................................       37,714
Accounting and Administrative Expenses......................       36,357
Professional Fees...........................................       30,740
Registration Fees...........................................       29,903
Reports to Shareholders.....................................       22,410
Trustees' Fees and Related Expenses.........................       12,874
Custody.....................................................        6,795
Interest and Residual Trust Expenses........................        5,403
Other.......................................................       19,503
                                                              -----------
    Total Expenses..........................................      666,541
    Expense Reduction.......................................       55,394
    Less Credits Earned on Cash Balances....................          683
                                                              -----------
    Net Expenses............................................      610,464
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,979,875
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   170,710
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,892,489
  End of the Period.........................................      267,824
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,624,665)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,453,955)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   525,920
                                                              ===========

See Notes to Financial Statements                                             21

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2008     SEPTEMBER 30, 2007
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  1,979,875         $  3,726,472
Net Realized Gain/Loss...............................         170,710             (102,179)
Net Unrealized Depreciation During the Period........      (1,624,665)            (947,962)
                                                         ------------         ------------
Change in Net Assets from Operations.................         525,920            2,676,331
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (1,576,862)          (2,770,289)
  Class B Shares.....................................        (191,405)            (441,554)
  Class C Shares.....................................        (191,841)            (373,168)
  Class I Shares.....................................          (5,866)             (33,145)
                                                         ------------         ------------
Total Distributions..................................      (1,965,974)          (3,618,156)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (1,440,054)            (941,825)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      29,745,533           26,136,611
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       1,494,946            2,714,649
Cost of Shares Repurchased...........................     (18,641,813)         (31,830,839)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      12,598,666           (2,979,579)
                                                         ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................      11,158,612           (3,921,404)
NET ASSETS:
Beginning of the Period..............................     105,744,210          109,665,614
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $320,641 and
  $306,740, respectively)............................    $116,902,822         $105,744,210
                                                         ============         ============

 22                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                        YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                    MAR. 31,       ------------------------------------------------------
                                    2008          2007        2006        2005        2004        2003
                                 ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $10.59        $10.68      $10.69      $10.72      $10.76      $10.86
                                   ------        ------      ------      ------      ------      ------
  Net Investment Income.........     0.19(a)       0.38(a)     0.37(a)     0.36        0.37        0.38
  Net Realized and Unrealized
    Gain/Loss...................   (0.14)        (0.10)        0.04      (0.01)        0.04      (0.03)
                                   ------        ------      ------      ------      ------      ------
Total from
  Investment Operations.........     0.05          0.28        0.41        0.35        0.41        0.35
                                   ------        ------      ------      ------      ------      ------
Less:
  Distributions from Net
    Investment Income...........     0.19          0.37        0.37        0.37        0.37        0.40
  Distributions from Net
    Realized Gain...............      -0-           -0-        0.05        0.01        0.08        0.05
                                   ------        ------      ------      ------      ------      ------
Total Distributions.............     0.19          0.37        0.42        0.38        0.45        0.45
                                   ------        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF
  THE PERIOD....................   $10.45        $10.59      $10.68      $10.69      $10.72      $10.76
                                   ======        ======      ======      ======      ======      ======

Total Return* (b)...............    0.49%**       2.63%       3.91%       3.31%       3.84%       3.33%
Net Assets at End of the Period
  (In millions).................   $ 92.4        $ 81.4      $ 79.4      $ 88.2      $ 76.5      $ 70.1
Ratio of Expenses to Average Net
  Assets*.......................    1.01%         0.98%       0.99%       0.99%       0.93%       0.84%
Ratio of Net Investment Income
  to Average Net Assets*........    3.67%         3.54%       3.46%       3.32%       3.50%       3.55%
Portfolio Turnover..............      21%**         11%         21%         34%         60%         35%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)*.....    1.00%         0.98%       0.99%       0.99%       0.93%       0.84%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets.................    1.11%         1.08%       1.09%       1.09%       1.03%       1.04%
   Ratio of Net Investment
     Income to Average Net
     Assets.....................    3.57%         3.44%       3.36%       3.22%       3.40%       3.35%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)......    1.10%         1.08%       1.09%       1.09%       1.03%       1.04%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED                        YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                         MAR. 31,       ------------------------------------------------------
                                         2008          2007        2006        2005        2004        2003
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................   $10.73        $10.82      $10.82      $10.75      $10.78      $10.84
                                        ------        ------      ------      ------      ------      ------
 Net Investment Income...............     0.20(a)       0.38(a)     0.39(a)     0.40        0.30        0.32
 Net Realized and Unrealized
   Gain/Loss.........................   (0.14)        (0.10)        0.04      (0.03)        0.04      (0.01)
                                        ------        ------      ------      ------      ------      ------
Total from Investment Operations.....     0.06          0.28        0.43        0.37        0.34        0.31
                                        ------        ------      ------      ------      ------      ------
Less:
 Distributions from Net Investment
   Income............................     0.19          0.37        0.38        0.29        0.29        0.32
 Distributions from Net
   Realized Gain.....................      -0-           -0-        0.05        0.01        0.08        0.05
                                        ------        ------      ------      ------      ------      ------
Total Distributions..................     0.19          0.37        0.43        0.30        0.37        0.37
                                        ------        ------      ------      ------      ------      ------
NET ASSET VALUE, END OF THE PERIOD...   $10.60        $10.73      $10.82      $10.82      $10.75      $10.78
                                        ======        ======      ======      ======      ======      ======

Total Return* (b)....................    0.58%(d)**   2.59%(d)    4.13%(d)    3.47%(d)    3.15%(d)    2.96%(c)
Net Assets at End of the Period (In
 millions)...........................   $ 10.1        $ 11.1      $ 14.6      $ 16.9      $ 20.3      $ 23.9
Ratio of Expenses to Average Net
 Assets*.............................    1.02%(d)      0.98%(d)   0.78%(d)    0.82%(d)    1.67%(d)     1.59%
Ratio of Net Investment Income to
 Average Net Assets*................. 3.65%(d)        3.55%(d)    3.67%(d)    3.51%(d)    2.76%(d)    3.08%(c)
Portfolio Turnover...................      21%**         11%         21%         34%         60%         35%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
 Assets (Excluding Interest and
 Residual Trust Expenses)*........... 1.01%(d)        0.98%(d)    0.78%(d)    0.82%(d)    1.67%(d)     1.59%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
    Assets........................... 1.12%(d)        1.08%(d)    0.88%(d)    0.92%(d)    1.77%(d)     1.79%
  Ratio of Net Investment Income to
    Average Net Assets............... 3.55%(d)        3.45%(d)    3.57%(d)    3.41%(d)    2.66%(d)    2.88%(c)

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
 Assets (Excluding Interest and
 Residual Trust Expenses)............ 1.11%(d)        1.08%(d)    0.88%(d)    0.92%(d)    1.77%(d)     1.79%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

 24                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX MONTHS
                                               ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                                MAR. 31,     ----------------------------------------------
                                                2008        2007      2006      2005      2004      2003
                                             ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 THE PERIOD.................................   $10.57      $10.66    $10.68    $10.70    $10.73    $10.82
                                               ------      ------    ------    ------    ------    ------
 Net Investment Income......................     0.15(a)     0.30(a)   0.29(a)   0.29      0.30      0.30
 Net Realized and Unrealized
   Gain/Loss................................    (0.13)      (0.10)     0.03     (0.01)     0.04     (0.02)
                                               ------      ------    ------    ------    ------    ------
Total from Investment Operations............     0.02        0.20      0.32      0.28      0.34      0.28
                                               ------      ------    ------    ------    ------    ------
Less:
 Distributions from Net Investment Income...     0.15        0.29      0.29      0.29      0.29      0.32
 Distributions from Net
   Realized Gain............................      -0-         -0-      0.05      0.01      0.08      0.05
                                               ------      ------    ------    ------    ------    ------
Total Distributions.........................     0.15        0.29      0.34      0.30      0.37      0.37
                                               ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD..........   $10.44      $10.57    $10.66    $10.68    $10.70    $10.73
                                               ======      ======    ======    ======    ======    ======

Total Return* (b)...........................    0.21%**     1.88%(d)  3.04%     2.64%(d)  3.17%(d)  2.69%(c)
Net Assets at End of the Period (In
 millions)..................................   $ 13.8       $13.0     $14.7     $16.5     $18.1     $21.4
Ratio of Expenses to Average
 Net Assets*................................    1.76%       1.72%(d)  1.74%     1.64%(d)  1.66%(d)  1.59%
Ratio of Net Investment Income to Average
 Net Assets*................................    2.91%       2.81%(d)  2.71%     2.69%(d)  2.77%(d)  2.84%(c)
Portfolio Turnover..........................      21%**       11%       21%       34%       60%       35%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
 (Excluding Interest and Residual Trust
 Expenses)*.................................    1.75%       1.72%(d)  1.74%     1.64%(d)  1.66%(d)  1.59%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net Assets...    1.86%       1.82%(d)  1.84%     1.74%(d)  1.76%(d)  1.79%
  Ratio of Net Investment Income to Average
    Net Assets..............................    2.81%       2.71%(d)  2.61%     2.59%(d)  2.67%(d)  2.64%(c)

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
 (Excluding Interest and Residual Trust
 Expenses)..................................    1.85%       2.71%(d)  2.61%     2.59%(d)  2.67%(d)  2.64%(c)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements                                             25

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                           SIX MONTHS       YEAR ENDED        AUGUST 12, 2005
                                             ENDED        SEPTEMBER 30,       (COMMENCEMENT OF
CLASS I SHARES                             MARCH 31,     ----------------      OPERATIONS) TO
                                              2008        2007      2006     SEPTEMBER 30, 2005
                                           ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................   $10.59      $10.67    $10.69          $10.70
                                             ------      ------    ------          ------
  Net Investment Income...................     0.21(a)     0.40(a)   0.39(a)         0.05
  Net Realized and Unrealized Gain/Loss...    (0.14)      (0.09)     0.03           (0.01)
                                             ------      ------    ------          ------
Total from Investment Operations..........     0.07        0.31      0.42            0.04
                                             ------      ------    ------          ------
Less:
  Distributions from Net Investment
    Income................................     0.21        0.39      0.39            0.05
  Distributions from Net Realized Gain....      -0-         -0-      0.05             -0-
                                             ------      ------    ------          ------
Total Distributions.......................     0.21        0.39      0.44            0.05
                                             ------      ------    ------          ------
NET ASSET VALUE, END OF THE PERIOD........   $10.45      $10.59    $10.67          $10.69
                                             ======      ======    ======          ======

Total Return* (b).........................    0.62%**     2.98%     4.08%           0.38%**
Net Assets at End of the Period
  (In millions)...........................   $  0.5      $  0.2    $  0.9          $  0.6
Ratio of Expenses to Average Net
  Assets*.................................    0.76%       0.72%     0.72%           0.77%
Ratio of Net Investment Income to Average
  Net Assets*.............................    3.98%       3.79%     3.73%           3.59%
Portfolio Turnover........................      21%**       11%       21%             34%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)*..............................    0.75%       0.72%     0.72%           0.77%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets...............................    0.86%       0.82%     0.82%           0.87%
   Ratio of Net Investment Income to
     Average Net Assets...................    3.88%       3.69%     3.63%           3.49%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net Assets
  (Excluding Interest and Residual Trust
  Expenses)...............................    0.85%       0.82%     0.82%           0.87%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

 26                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, the Fund had $4,333,510 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2007, the Fund had an accumulated capital loss carryforward for tax purposes of $54,717, which will expire on September 30, 2015.

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $119,644,190
                                                              ============
Gross tax unrealized appreciation...........................  $  1,640,513
Gross tax unrealized depreciation...........................    (1,340,808)
                                                              ------------
Net tax unrealized appreciation on investments..............  $    299,705
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2007 was as follows.

Distributions paid from:
  Ordinary income...........................................  $      336
  Tax-exempt income.........................................   3,627,442
  Long-term capital gain....................................         -0-
                                                              ----------
                                                              $3,627,778
                                                              ==========

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    976
Undistributed tax-exempt income.............................   568,118

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

F. CREDITS EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $683 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interest in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investments assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" on the Fund's Statement of Operations. The notes issued by the dealer trust have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $2,595,962 are held by the dealer trusts and serve as collateral for the $1,875,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2008 were $535,714 and 2.02%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2008, the Adviser voluntarily waived $55,400 of its investment advisory fees. This represents .10% of its average daily net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $4,700 representing legal services provided by Skadden, Arps, Slate, Meagher &

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $26,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $16,000 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $132,421 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2008. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $11,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $8,500. Sales charges do not represent expenses of the Fund.

    At March 31, 2008, Morgan Stanley Investment Management, Inc., an affiliate of the Adviser, owned 951 shares of Class I Shares.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and the year ended September 30, 2007, transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTHS ENDED                 YEAR ENDED
                                            MARCH 31, 2008              SEPTEMBER 30, 2007
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   2,352,598    $ 24,846,364     2,069,571    $ 21,969,724
  Class B...........................      96,551       1,031,202        87,996         948,261
  Class C...........................     326,208       3,454,041       258,040       2,730,716
  Class I...........................      39,388         413,926        45,869         487,910
                                      ----------    ------------    ----------    ------------
Total Sales.........................   2,814,745    $ 29,745,533     2,461,476    $ 26,136,611
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     120,309    $  1,265,736       207,569    $  2,204,540
  Class B...........................      11,350         121,053        24,258         261,159
  Class C...........................       9,749         102,446        20,340         215,805
  Class I...........................         544           5,711         3,120          33,145
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     141,952    $  1,494,946       255,287    $  2,714,649
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,323,293)   $(13,981,869)   (2,027,021)   $(21,501,383)
  Class B...........................    (185,100)     (1,983,716)     (429,923)     (4,619,061)
  Class C...........................    (242,286)     (2,561,576)     (427,744)     (4,534,247)
  Class I...........................     (10,866)       (114,652)     (111,522)     (1,176,148)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (1,761,545)   $(18,641,813)   (2,996,210)   $(31,830,839)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund received redemption fees of approximately $15,600 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $40,576,101 and $23,187,599, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. There were no futures transactions entered into during the six months ended March 31, 2008.

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that my expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

7. DISTRIBUTIONS AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                            138, 338, 538, 638
                                                                   INFSAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02876P-Y03/08

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/08

                               A SHARES                B SHARES                C SHARES
                            since 7/29/94           since 7/29/94           since 7/29/94
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       4.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            5.58%       5.21%       5.13%       5.13%       5.02%       5.02%

10-year                    4.53        4.02        3.90        3.90        3.76        3.76

5-year                     3.36        2.36        2.75        2.50        2.58        2.58

1-year                    -2.31       -6.95       -2.21       -5.95       -3.06       -3.99

6-month                   -1.76       -6.44       -1.65       -5.49       -2.14       -3.10
---------------------------------------------------------------------------------------------

30-Day SEC
Subsidized Yield                4.30%                   4.53%                   3.77%
30-Day SEC Yield                4.06%                   4.28%                   3.52%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Periods less than one year are not annualized. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers NY Municipal Bond Index tracks the performance of NY issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

MARKET CONDITIONS

The financial markets experienced significant volatility throughout the six-month reporting period as many large banks and financial firms began writing down mortgage-related losses, and liquidity and credit availability became even more restricted. At the same time, the pace of economic growth began to slow, with gross domestic product (GDP) growth measuring an anemic 0.6 percent for the fourth quarter of 2007. As weaker economic data was released in the first quarter of 2008, fears of recession grew and consumer confidence waned, prompting investors to continue to seek the relative safety of high-quality Treasury securities over other sectors of the fixed income market.

The municipal bond market faced additional headwinds as various monoline bond insurers experienced credit quality downgrades and the auction rate and variable rate markets deteriorated. As a result, the municipal market underperformed Treasuries for the overall period, with municipal bond prices reaching historically attractive levels relative to Treasury bonds in the first quarter of 2008. While yields on short-dated municipal securities declined, yields on intermediate- and long-dated securities rose, leading to the steepest yield curve in the past four years as the spread between one-year and 30-year maturities reached 343 basis points. After a record year for new municipal bond issuance in 2007, the amount of new issues coming to market in the first quarter of 2008 declined by roughly 25 percent due in large part to a substantial drop in refunding issuance. Although issuance by the State of New York declined as well, it remained one of the largest issuers of municipal bonds in the country.

The Federal Reserve (the "Fed") took various steps to ease the liquidity crisis and boost the economy during the period. Not only did the Fed reduce the target federal funds rate from 4.75 percent to 2.25 percent by the end of the period, but in an unprecedented move, it granted primary brokerage firms access to its discount window and loosened its collateral requirements, extending loans of Treasury securities in exchange for lower quality, less liquid securities. Finally, in the biggest headline event, the Fed facilitated JPMorgan Chase's purchase of Bear Stearns, which was viewed by many as necessary to avoid serious market repercussions had the firm failed.

PERFORMANCE ANALYSIS

All share classes of Van Kampen New York Tax Free Income Fund underperformed the Lehman Brothers New York Municipal Bond Index and the Lehman Brothers Municipal Bond Index for the six months ended March 31, 2008, assuming no deduction of applicable sales charges.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2008

---------------------------------------------------------------------------
                                    LEHMAN BROTHERS
                                       NEW YORK       LEHMAN BROTHERS
                                    MUNICIPAL BOND    MUNICIPAL BOND
      CLASS A   CLASS B   CLASS C        INDEX             INDEX

       -1.76%   -1.65%    -2.14%         1.25%             0.75%
---------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Various factors contributed to the Fund's performance during the period. The primary detractors from performance were holdings in the health care, housing and tobacco sectors. Although credit spreads in all sectors of the municipal market widened during the period, these three sectors experienced greater widening than most and the Fund's overweights there versus the Lehman Brothers New York Municipal Bond Index and the Lehman Brothers Municipal Bond Index hindered relative returns. Additionally, some of these positions were held in the form of inverse floating-rate securities*, which are highly sensitive to interest rate changes and therefore, amplified the negative impact of spread widening. The inverse floaters did, however, serve to enhance the Fund's income and diversification during the period. The Fund's overweight allocation to industrial development revenue/pollution control revenue bonds also held back performance, as did security selection within the sector.

Over the course of the period, we sought to enhance the Fund's yield by maintaining an emphasis on higher-yielding, lower-rated bonds and bonds with longer maturities. In particular, the Fund was overweighted BBB and non-rated bonds, which held back returns as the higher-quality segment of the market outperformed. The Fund's focus on bonds with maturities of 25 years or more also hindered performance as rates on the long end of the curve moved higher during the period.

Other investments, however, had a positive effect on relative performance. Strong security selection as well as an underweight in insured bonds was beneficial as the credit downgrades of various monoline bond insurers put pressure on prices in the sector. An overweight to pre-refunded bonds was additive to performance as well. These high-quality, shorter-maturity issues benefited as the short end of the curve outpaced the long end during the reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

* An inverse floating-rate security, or "inverse floater", is a variable rate security whose coupon rate changes in the opposite direction from the change in the reference rate used to calculate the coupon rate.

RATINGS ALLOCATION AS OF 3/31/08
AAA/Aaa                                                          24.7%
AA/Aa                                                            30.6
A/A                                                              10.6
BBB/Baa                                                          19.2
BB/Ba                                                             4.9
B/B                                                               1.0
Non-Rated                                                         9.0

TOP 5 SECTORS AS OF 3/31/08
Hospital                                                         18.5%
General Purpose                                                  13.3
Higher Education                                                  7.4
Master Tobacco Settlement                                         6.9
Water & Sewer                                                     6.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of total investments. Top Five sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286 Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/07 - 3/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  982.37           $4.66
  Hypothetical...............................     1,000.00         1,020.30            4.75
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           983.48            6.05
  Hypothetical...............................     1,000.00         1,018.90            6.16
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           978.61            8.36
  Hypothetical...............................     1,000.00         1,016.55            8.52
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, 1.22% and 1.69% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

The following table shows what expenses a shareholder would have paid, excluding interest and residual trust expenses.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/07          3/31/08       10/1/07-3/31/08
Class A
  Actual.....................................    $1,000.00        $  982.37           $3.72
  Hypothetical...............................     1,000.00         1,021.25            3.79
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           983.48            5.11
  Hypothetical...............................     1,000.00         1,019.85            5.20
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           978.61            7.42
  Hypothetical...............................     1,000.00         1,017.50            7.57
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.03% and 1.50% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver. The expense ratio for Class B Shares reflects actual 12b-1 fees of less than 1%.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  102.5%
           NEW YORK  101.6%
$ 2,000    Albany, NY Indl Dev Agy Civic Fac Rev Albany
           Law Sch Univ Ser A.............................  5.000%   07/01/31   $  1,784,100
    600    Albany, NY Indl Dev Agy Civic Fac Rev Saint
           Peters Hosp Proj Ser A.........................  5.250    11/15/32        556,242
    400    Albany, NY Indl Dev Agy Civic Fac Rev Saint
           Peters Hosp Proj Ser D.........................  5.750    11/15/27        405,280
  1,290    Albany, NY Indl Dev Agy Indl Dev Rev Albany
           College of Pharmacy Ser A......................  5.625    12/01/34      1,217,747
    395    Dutchess Cnty, NY Indl Dev Agy Civic Fac Rev
           Elant Fishkill Inc Ser A.......................  5.250    01/01/37        328,190
  1,000    East Rochester, NY Hsg Auth Rev Sr Living
           Woodland Vlg Proj Rfdg.........................  5.500    08/01/33        869,260
  1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
           Buffalo Proj (FSA Insd)........................  5.750    05/01/21      1,348,462
  1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev City of
           Buffalo Proj (FSA Insd)........................  5.750    05/01/22      1,340,862
  1,000    Erie Cnty, NY Tob Asset Sec Corp Ser A.........  5.000    06/01/45        873,020
  1,530    Hempstead Town, NY Indl Dev Adelphi Univ Civic
           Fac............................................  5.000    10/01/35      1,492,714
  1,250    Hempstead Town, NY Indl Dev Adelphi Univ Civic
           Fac............................................  5.750    06/01/22      1,303,850
  1,290    Islip, NY Res Recovery Agy Res 1985 Fac Ser E
           (FSA Insd) (AMT)...............................  5.750    07/01/22      1,358,538
  1,000    Livingston Cnty, NY Indl Dev Agy Civic Fac Rev
           Nicholas H Noyes Mem Hosp......................  6.000    07/01/30        952,200
  1,500    Long Island Pwr Auth NY Elec Sys Rev Gen Ser
           B..............................................  5.000    12/01/35      1,471,245
  1,000    Metropolitan Trans Auth NY Rev Rfdg Ser A
           (AMBAC Insd)...................................  5.500    11/15/19      1,061,170
  1,500    Metropolitan Trans Auth NY Rev Ser A...........  5.000    11/15/23      1,526,205
  1,000    Metropolitan Trans Auth NY Svc Contract Rfdg
           Ser A..........................................  5.125    01/01/29      1,001,620
  1,000    Monroe Cnty, NY Indl Dev Agy Nazareth College
           Rochester Proj (MBIA Insd).....................  5.250    10/01/21      1,043,120
  1,320    Montgomery Cnty, NY Indl Dev Agy Lease Rev HFM
           Boces Ser A (XLCA Insd)........................  5.000    07/01/34      1,277,734
  2,000    Nassau Cnty, NY Indl Dev Agy Continuing Care
           Retirement Amsterdam at Harborside Ser A.......  6.700    01/01/43      1,970,820
  1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax Secd
           Ser B (AMBAC Insd) (a) (g).....................  6.000    11/15/24      1,000,000
  1,500    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
           A (FSA Insd)...................................  5.500    02/15/18      1,595,670
  1,000    New York City Hlth & Hosp Corp Rev Hlth Sys Ser
           A (FSA Insd)...................................  5.500    02/15/19      1,063,780

 10                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 2,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
           Ser B1 (AMT)...................................  5.150%   11/01/37   $  1,867,820
  1,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
           Ser E1 (AMT)...................................  5.350    11/01/37        945,690
  1,000    New York City Hsg Dev Corp Multi-Family Hsg Rev
           Ser J1.........................................  4.850    05/01/36        927,710
  2,500    New York City Hsg Dev Corp Multi-Family Hsg Rev
           Ser L (AMT)....................................  5.050    11/01/39      2,276,675
  1,000    New York City Hsg Dev Corp Ser A (AMT).........  5.500    11/01/34        975,410
    445    New York City Indl Dev Agy Civic Fac Rev Cmnty
           Res Developmentally Disabled...................  7.500    08/01/26        446,188
    500    New York City Indl Dev Agy Civic Fac Rev
           College of New Rochelle Proj...................  5.750    09/01/17        510,605
  1,245    New York City Indl Dev Agy Civic Fac Rev Ctr
           for Nursing Ser B..............................  5.375    08/01/27      1,069,331
  1,405    New York City Indl Dev Agy Fac Rev Royal
           Charter-NY Presbyterian (FSA Insd).............  5.375    12/15/16      1,544,840
    500    New York City Indl Dev Agy Rev Liberty 7 World
           Trade Ctr Ser A................................  6.250    03/01/15        505,750
    500    New York City Indl Dev Agy Rev Liberty 7 World
           Trade Ctr Ser A................................  6.500    03/01/35        503,355
  1,125    New York City Indl Dev Agy Rev Liberty
           Iac/Interactive Corp...........................  5.000    09/01/35        959,681
  1,500    New York City Indl Dev Agy Spl Fac Rev JetBlue
           Airways Corp Proj (AMT)........................  5.125    05/15/30      1,141,095
  2,000    New York City Indl Dev Agy Spl Fac Rev Term One
           Group Assn Proj (AMT) (b)......................  5.500    01/01/19      2,048,515
  1,000    New York City Muni Fin Auth Wtr & Swr Sys Rev
           2nd Gen Fiscal 2008 Ser CC 3 (MBIA Insd) (a)
           (g)............................................  4.250    06/15/22      1,000,000
  1,400    New York City Muni Fin Auth Wtr & Swr Sys Rev
           Ser B..........................................  5.000    06/15/36      1,393,602
  4,000    New York City Muni Fin Auth Wtr & Swr Sys Rev
           Ser D (b)......................................  5.000    06/15/37      3,981,500
    500    New York City Muni Wtr Fin Ser B...............  6.000    06/15/33        539,395
  2,500    New York City Ser A............................  5.500    08/01/20      2,667,350
  1,500    New York City Ser G............................  5.000    08/01/24      1,521,255
  2,390    New York City Ser G............................  5.000    12/01/28      2,395,210
  1,500    New York City Ser J............................  5.000    03/01/24      1,519,185
  1,000    New York City Transitional Cultural Res Rev
           Amern Museum Nat History Rfdg Ser A (MBIA
           Insd)..........................................  5.000    07/01/44        991,640
  1,025    New York City Transitional Future Tax Secd Ser
           B..............................................  5.500    02/01/15      1,102,234
  1,335    New York City Transitional Future Tax Secd Ser
           C (AMBAC Insd).................................  5.250    08/01/21      1,390,896

See Notes to Financial Statements                                             11

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 2,475    New York Cnty Tob Tr IV Settlement Pass Thru
           Ser A..........................................  5.000%   06/01/45   $  2,159,041
  1,000    New York Convention Ctr Dev Corp NY Rev Hotel
           Unit Fee Secd (AMBAC Insd).....................  5.000    11/15/44        984,410
    750    New York Liberty Dev Corp Rev Natl Sports
           Museum Proj Ser A (Acquired 08/07/06, Cost
           $750,000) (d)..................................  6.125    02/15/19        720,915
  2,000    New York St Dorm Auth Rev Catholic Hlth L I
           Oblig Group....................................  5.000    07/01/27      1,911,720
  1,000    New York St Dorm Auth Rev City Univ Cons Third
           Ser 1 (FGIC Insd)..............................  5.250    07/01/25      1,014,180
  1,230    New York St Dorm Auth Rev City Univ Rfdg Ser D
           (FSA Insd).....................................  5.750    07/01/12      1,322,385
    650    New York St Dorm Auth Rev City Univ Sys Cons
           Ser A..........................................  5.625    07/01/16        720,954
  1,000    New York St Dorm Auth Rev City Univ Sys Cons
           Ser B..........................................  6.000    07/01/14      1,098,490
  1,890    New York St Dorm Auth Rev Dept Ed (c)..........  5.250    07/01/21      1,979,454
  1,000    New York St Dorm Auth Rev Insd Brooklyn Law Sch
           Ser B (XLCA Insd)..............................  5.375    07/01/23      1,032,370
  1,040    New York St Dorm Auth Rev Insd NY St Rehab Assn
           Ser A (AMBAC Insd) (c).........................  5.500    07/01/15      1,129,617
  1,200    New York St Dorm Auth Rev Miriam Osborn Mem
           Home Ser B (ACA Insd)..........................  6.375    07/01/29      1,202,052
  2,000    New York St Dorm Auth Rev Mtg Montefiore Hosp
           (FGIC Insd)....................................  5.000    08/01/33      1,968,800
  1,000    New York St Dorm Auth Rev Non St Supported Debt
           L I Jewish (b).................................  5.000    11/01/26        949,185
  1,000    New York St Dorm Auth Rev Non St Supported Debt
           L I Jewish (b).................................  5.000    11/01/34        949,185
  2,000    New York St Dorm Auth Rev Non St Supported Debt
           Mt Sinai NYU Hlth Ser C........................  5.500    07/01/26      1,999,880
  1,500    New York St Dorm Auth Rev Non St Supported Debt
           NYU Hosp Ctr Ser A.............................  5.000    07/01/20      1,438,185
  3,000    New York St Dorm Auth Rev Non St Supported Debt
           NYU Hosp Ctr Ser A.............................  5.000    07/01/36      2,548,920
  2,000    New York St Dorm Auth Rev Non St Supported Debt
           Providence Rest (ACA Insd).....................  5.250    07/01/25      1,758,800
    750    New York St Dorm Auth Rev Nursing Home Menorah
           Campus (FHA Gtd)...............................  5.950    02/01/17        759,630
  1,000    New York St Dorm Auth Rev Secd Hosp North Gen
           Hosp Rfdg......................................  5.750    02/15/18      1,081,550
    365    New York St Dorm Auth Rev St Supported Debt
           2007 Mental Ser B (MBIA Insd)..................  5.250    08/15/31        365,646
    500    New York St Energy Resh & Dev Auth Gas Fac Rev
           Brooklyn Union Gas Ser B (AMT) (e).............  9.894    07/01/26        515,545

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 1,000    New York St Environmental Fac Corp St Clean Wtr
           & Drinking Revolving Fd Pooled Fin Pgm Ser I...  5.250%   09/15/19   $  1,057,850
  2,280    New York St Loc Govt Assistance Corp Rfdg Ser
           E..............................................  6.000    04/01/14      2,520,084
    620    New York St Mtg Agy Rev Ser 82 (AMT)...........  5.650    04/01/30        648,241
    890    New York St Mtg Agy Rev Ser 101 (AMT)..........  5.400    04/01/32        862,098
    500    New York St Urban Dev Corp Rev Correctional Fac
           Rfdg Ser A.....................................  5.500    01/01/14        545,390
    220    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
           Elizabeth Med Ser A............................  5.875    12/01/29        207,720
    850    Port Auth NY & NJ Spl Oblig Rev Var Versatile
           Structure (FSA Insd) (AMT) (a) (g).............  4.000    10/01/35        850,000
  1,000    Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev
           Franciscan Heights LP Proj Ser A (AMT) (LOC:
           JPMorgan Chase Bank)...........................  5.375    12/01/36        994,850
  1,000    Rockland Cnty, NY Solid Waste Ser B (AMBAC
           Insd) (AMT)....................................  5.000    12/15/23        979,690
  1,000    Seneca Nation Indians Cap Impt Auth NY Spl
           Oblig Ser A (f)................................  5.000    12/01/23        882,100
  1,475    Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev
           Eastrn Long Island Hosp Assn (f)...............  5.375    01/01/27      1,272,851
    825    Suffolk Cnty, NY Indl Dev Agy Civic Fac Rev
           Family Svc League Suffolk Cnty (LOC: Fleet
           National Bank).................................  5.000    11/01/34        818,128
    250    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
           Home Ser A.....................................  7.375    03/01/21        258,595
  2,000    Tobacco Settlement Fin Corp NY Ser B...........  5.500    06/01/22      2,066,940
    325    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
           A..............................................  5.000    01/01/32        325,306
  2,000    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
           A..............................................  5.250    01/01/18      2,094,300
  1,090    Tsasc, Inc NY Ser 1............................  5.000    06/01/34        975,942
  2,500    Tsasc, Inc NY Ser 1............................  5.125    06/01/42      2,247,025
  1,000    Ulster Cnty, NY Res Recovery Agy Solid Waste
           Sys Rev Rfdg (AMBAC Insd)......................  5.250    03/01/18      1,050,250
    160    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
           Rev (AMBAC Insd)...............................  5.750    04/01/20        168,054
    310    Utica, NY Indl Dev Agy Civic Fac Rev Utica
           College Proj Ser A.............................  5.750    08/01/28        291,757
  1,000    Warren & Washington Cnty, NY Indl Dev Agy Civic
           Fac Rev Glens Falls Hosp Proj Ser A (FSA
           Insd)..........................................  5.000    12/01/35        991,050
    500    Westchester Cnty, NY Indl Dev Agy Mtg Kendal on
           Hudson Proj Ser A..............................  6.375    01/01/24        505,330

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON   MATURITY      VALUE
--------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 2,000    Westchester Tob Asset Sec Corp NY..............  5.125%   06/01/45   $  1,782,420
  1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
           Dev Ppty Yonkers Inc Ser A (Prerefunded @
           02/01/11)......................................  6.625    02/01/26      1,109,820
                                                                                ------------
                                                                                 116,183,466
                                                                                ------------
           U.S. VIRGIN ISLANDS  0.9%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A..............................  6.375    10/01/19      1,066,750
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  102.5%
  (Cost $120,244,342)........................................................    117,250,216
SHORT-TERM INVESTMENT  1.0%
  (Cost $1,200,000)..........................................................      1,200,000
                                                                                ------------

TOTAL INVESTMENTS  103.5%
  (Cost $121,444,342)........................................................    118,450,216
LIABILITY FOR FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD  (5.2%)
  (Cost ($6,000,000))
 (6,000)   Notes with interest rates ranging from 2.26% to 2.36% at March 31,
           2008 and contractual maturities of collateral ranging from 2019 to
           2037 (See Note 1) (h).............................................     (6,000,000)
                                                                                ------------

TOTAL NET INVESTMENTS  98.3%
  (Cost $115,444,342)........................................................    112,450,216
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%..................................      1,986,103
                                                                                ------------

NET ASSETS  100.0%...........................................................   $114,436,319
                                                                                ============

Percentages are calculated as a percentage of net assets.

(a) Variable Rate Coupon

(b) Underlying security related to Inverse Floaters entered into by the Fund. See Note 1.

(c) The Fund owns 100% of the outstanding bond issuance.

(d) This security is restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.6% of net assets.

(e) Inverse Floating Rate. The interest rates shown reflect the rates in effect at March 31, 2008.

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2008 (UNAUDITED) continued

(f) 144A--Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Security includes a feature allowing the Fund an option on any interest rate payment date to offer the security for sale at par. The sale is contingent upon market conditions.

(h) Floating rate notes. The interest rates shown reflect the rates in effect at March 31, 2008.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $121,444,342).......................  $118,450,216
Cash........................................................       440,614
Receivables:
  Interest..................................................     1,747,031
  Fund Shares Sold..........................................       258,481
  Investments Sold..........................................       150,000
  Due from Distributor......................................        12,280
Other.......................................................       104,084
                                                              ------------
    Total Assets............................................   121,162,706
                                                              ------------
LIABILITIES:
Payables:
  Floating Rate Note Obligations............................     6,000,000
  Fund Shares Repurchased...................................       271,849
  Income Distributions......................................       149,676
  Investment Advisory Fee...................................        21,401
  Distributor and Affiliates................................        11,926
Trustees' Deferred Compensation and Retirement Plans........       176,368
Accrued Expenses............................................        95,167
                                                              ------------
    Total Liabilities.......................................     6,726,387
                                                              ------------
NET ASSETS..................................................  $114,436,319
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
  number of shares authorized)..............................  $117,276,696
Accumulated Undistributed Net Investment Income.............       255,172
Accumulated Net Realized Loss...............................      (101,423)
Net Unrealized Depreciation.................................    (2,994,126)
                                                              ------------
NET ASSETS..................................................  $114,436,319
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $76,427,297 and 4,974,364 shares of
    beneficial interest issued and outstanding).............  $      15.36
    Maximum sales charge (4.75%* of offering price).........          0.77
                                                              ------------
    Maximum offering price to public........................  $      16.13
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $18,369,354 and 1,198,914 shares of
    beneficial interest issued and outstanding).............  $      15.32
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $19,639,668 and 1,280,148 shares of
    beneficial interest issued and outstanding).............  $      15.34
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 3,087,036
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      276,997
Distribution (12b-1) and Service Fees
  Class A...................................................       98,870
  Class B...................................................        5,379
  Class C...................................................       95,711
Interest and Residual Trust Expenses........................      113,920
Professional Fees...........................................       30,037
Accounting and Administrative Expenses......................       29,266
Transfer Agent Fees.........................................       28,590
Reports to Shareholders.....................................       23,702
Custody.....................................................       19,483
Trustees' Fees and Related Expenses.........................       12,261
Registration Fees...........................................       11,029
Other.......................................................        9,864
                                                              -----------
    Total Expenses..........................................      755,109
    Expense Reduction.......................................      147,339
    Less Credits Earned on Cash Balances....................        1,218
                                                              -----------
    Net Expenses............................................      606,552
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,480,484
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (157,788)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,489,643
  End of the Period.........................................   (2,994,126)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,483,769)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,641,557)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(2,161,073)
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets
For the Six Months Ended March 31, 2008 (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2008     SEPTEMBER 30, 2007
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  2,480,484         $  4,849,974
Net Realized Gain/Loss...............................        (157,788)             246,559
Net Unrealized Depreciation During the Period........      (4,483,769)          (3,665,365)
                                                         ------------         ------------
Change in Net Assets from Operations.................      (2,161,073)           1,431,168
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (1,760,493)          (3,319,285)
  Class B Shares.....................................        (461,569)            (945,559)
  Class C Shares.....................................        (354,265)            (620,061)
                                                         ------------         ------------
                                                           (2,576,327)          (4,884,905)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................         (94,724)            (112,999)
  Class B Shares.....................................         (22,820)             (41,402)
  Class C Shares.....................................         (24,133)             (26,599)
                                                         ------------         ------------
                                                             (141,677)            (181,000)
                                                         ------------         ------------
Total Distributions..................................      (2,718,004)          (5,065,905)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (4,879,077)          (3,634,737)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      12,545,571           31,644,946
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       1,950,048            3,695,428
Cost of Shares Repurchased...........................     (16,865,016)         (29,862,385)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (2,369,397)           5,477,989
                                                         ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................      (7,248,474)           1,843,252
NET ASSETS:
Beginning of the Period..............................     121,684,793          119,841,541
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $255,172 and
  $351,015, respectively)............................    $114,436,319         $121,684,793
                                                         ============         ============

 18                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     ----------------------------------------------
                                       2008        2007      2006      2005      2004      2003
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $16.01      $16.47    $16.67    $16.60    $16.40    $16.49
                                      ------      ------    ------    ------    ------    ------
  Net Investment Income............     0.34(a)     0.67(a)   0.66(a)   0.64      0.65      0.69
  Net Realized and Unrealized
    Gain/Loss......................   (0.62)       (0.43)     0.11      0.06      0.17     (0.10)
                                      ------      ------    ------    ------    ------    ------
Total from Investment Operations...   (0.28)        0.24      0.77      0.70      0.82      0.59
                                      ------      ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.35        0.68      0.65      0.63      0.62      0.68
  Distributions from Net Realized
    Gain...........................     0.02        0.02      0.32       -0-       -0-       -0-
                                      ------      ------    ------    ------    ------    ------
Total Distributions................     0.37        0.70      0.97      0.63      0.62      0.68
                                      ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.36      $16.01    $16.47    $16.67    $16.60    $16.40
                                      ======      ======    ======    ======    ======    ======

Total Return* (b)..................   -1.76%**     1.34%     4.96%     4.29%     5.13%     3.69%
Net Assets at End of the Period (In
  millions)........................   $ 76.4      $ 82.3    $ 73.8    $ 67.8    $ 62.2    $ 63.6
Ratio of Expenses to Average Net
  Assets*..........................    0.94%       0.81%     0.73%     0.76%     0.76%     0.55%
Ratio of Net Investment Income to
  Average Net Assets*..............    4.30%       4.12%     4.05%     3.87%     3.94%     4.19%
Portfolio Turnover.................      12%**       13%       30%       41%       15%       27%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)*........    0.75%       0.72%     0.73%     0.76%     0.76%     0.55%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    1.19%       1.06%     0.98%     1.01%     1.09%     1.06%
   Ratio of Net Investment Income
     to Average Net Assets.........    4.05%       3.87%     3.80%     3.62%     3.60%     3.68%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    1.00%       0.97%     0.98%     1.01%     1.09%     1.06%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             19

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,     ----------------------------------------------
                                       2008        2007      2006      2005      2004      2003
                                    ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $15.97      $16.43    $16.63    $16.58    $16.38    $16.47
                                      ------      ------    ------    ------    ------    ------
  Net Investment Income............     0.35(a)     0.60(a)   0.54(a)   0.52      0.52      0.56
  Net Realized and Unrealized
    Gain/Loss......................   (0.61)       (0.43)     0.11      0.04      0.18     (0.09)
                                      ------      ------    ------    ------    ------    ------
Total from Investment Operations...   (0.26)        0.17      0.65      0.56      0.70      0.47
                                      ------      ------    ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................     0.37        0.61      0.53      0.51      0.50      0.56
  Distributions from Net Realized
    Gain...........................     0.02        0.02      0.32       -0-       -0-       -0-
                                      ------      ------    ------    ------    ------    ------
Total Distributions................     0.39        0.63      0.85      0.51      0.50      0.56
                                      ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $15.32      $15.97    $16.43    $16.63    $16.58    $16.38
                                      ======      ======    ======    ======    ======    ======

Total Return* (b)..................   -1.65%(c)**  0.95%(c)  4.18%     3.40%     4.36%     2.93%
Net Assets at End of the Period (In
  millions)........................   $ 18.4      $ 20.5    $ 28.6    $ 33.9    $ 38.6    $ 40.5
Ratio of Expenses to Average Net
  Assets*..........................    1.22%(c)    1.23%(c)  1.48%     1.51%     1.51%     1.29%
Ratio of Net Investment Income to
  Average Net Assets*..............    4.49%(c)    3.69%(c)  3.30%     3.12%     3.19%     3.45%
Portfolio Turnover.................      12%**       13%       30%       41%       15%       27%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)*........    1.03%(c)    1.14%(c)  1.48%     1.51%     1.51%     1.29%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    1.47%(c)    1.48%(c)  1.73%     1.76%     1.84%     1.80%
   Ratio of Net Investment Income
     to Average Net Assets.........    4.24%(c)    3.44%(c)  3.05%     2.87%     2.85%     2.94%

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).........    1.28%(c)    1.39%(c)  1.73%     1.76%     1.84%     1.80%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

 20                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                    MARCH 31,     ----------------------------------------------
                                     2008        2007      2006      2005      2004      2003
                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................   $15.99      $16.45    $16.65    $16.59    $16.39    $16.48
                                    ------      ------    ------    ------    ------    ------
  Net Investment Income..........     0.28(a)     0.55(a)   0.54(a)   0.52      0.52      0.56
  Net Realized and Unrealized
    Gain/Loss....................   (0.62)       (0.43)     0.11      0.05      0.18     (0.09)
                                    ------      ------    ------    ------    ------    ------
Total from Investment
  Operations.....................   (0.34)        0.12      0.65      0.57      0.70      0.47
                                    ------      ------    ------    ------    ------    ------
Less:
  Distributions from Net
    Investment Income............     0.29        0.56      0.53      0.51      0.50      0.56
  Distributions from Net Realized
    Gain.........................     0.02        0.02      0.32       -0-       -0-       -0-
                                    ------      ------    ------    ------    ------    ------
Total Distributions..............     0.31        0.58      0.85      0.51      0.50      0.56
                                    ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................   $15.34      $15.99    $16.45    $16.65    $16.59    $16.39
                                    ======      ======    ======    ======    ======    ======

Total Return* (b)................   -2.14%**     0.66%(d)  4.14%(d)  3.46%(d)  4.36%     2.92%(c)
Net Assets at End of the Period
  (In millions)..................   $ 19.6      $ 18.9    $ 17.4    $ 18.1    $ 17.5    $ 17.7
Ratio of Expenses to Average Net
  Assets*........................    1.69%       1.55%(d)  1.46%(d)  1.47%(d)  1.51%     1.30%
Ratio of Net Investment Income to
  Average Net Assets*............    3.55%       3.37%(d)  3.32%(d)  3.14%(d)  3.19%     3.45%(c)
Portfolio Turnover...............      12%**       13%       30%       41%       15%       27%
SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses)*......    1.50%       1.46%(d)  1.46%(d)  1.47%(d)  1.51%     1.30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets..................    1.94%       1.80%(d)  1.71%(d)  1.72%(d)  1.84%     1.81%
   Ratio of Net Investment Income
     to Average Net Assets.......    3.30%       3.12%(d)  3.10%(d)  2.89%(d)  2.85%     2.94%(c)

SUPPLEMENTAL RATIO:
Ratio of Expenses to Average Net
  Assets (Excluding Interest and
  Residual Trust Expenses).......    1.75%       1.71%(d)  1.71%(d)  1.72%(d)  1.84%     1.81%

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

See Notes to Financial Statements                                             21

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class. As of March 31, 2008, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued using market quotations from brokers. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2008, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on March 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended September 30, 2007, remains subject to examination by taxing authorities.

    At March 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $115,223,628
                                                              ============
Gross tax unrealized appreciation...........................  $  1,812,433
Gross tax unrealized depreciation...........................    (4,585,845)
                                                              ------------
Net tax unrealized depreciation on investments..............  $ (2,773,412)
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2007 was as follows:

Distributions paid from:
  Ordinary income...........................................  $    7,504
  Tax-exempt income.........................................   4,864,884
  Long-term capital gain....................................     181,000
                                                              ----------
                                                              $5,053,388
                                                              ==========

    As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $    598
Undistributed tax-exempt income.............................   615,974
Undistributed long-term capital gain........................   141,267

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

F. CREDITS EARNED ON CASH BALANCES During the six months ended March 31, 2008, the Fund's custody fee was reduced by $1,218 as a result of credits earned on cash balances.

G. FLOATING RATE NOTE OBLIGATIONS RELATED TO SECURITIES HELD The Fund enters into transactions in which it transfers to dealer trusts fixed rate bonds in exchange for cash and residual interests in the dealer trusts' assets and cash flows, which are in the form of inverse floating rate investments. The dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The Fund enters into shortfall agreements with the dealer trusts, which commit the Fund to pay the dealer trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the dealer trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (g) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's investment assets, and the related floating rate notes reflected as Fund liabilities under the caption "Floating Rate Note Obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest and Residual Trust Expenses" in the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. At March 31, 2008, Fund investments with a value of $7,928,385 are held by the dealer trusts and serve as collateral for the $6,000,000 in floating rate notes outstanding at that date. Contractual maturities of the floating rate notes and interest rates in effect at March 31, 2008 are presented on the Portfolio of Investments. The average floating rate notes outstanding and average annual interest and fee rate related to residual interests during the six months ended March 31, 2008 were $3,857,143 and 5.91%, respectively.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .470%
Over $500 million...........................................     .445%

    For the six months ended March 31, 2008, the Adviser voluntarily waived $147,300 of its investment advisory fees. This represents .25% of its average daily net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the six months ended March 31, 2008, the Fund recognized expenses of approximately $9,200 representing legal services provided by Skadden, Arps, Slate, Meagher &

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $17,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2008, the Fund recognized expenses of approximately $13,800 representing transfer agency fees paid to VKIS and its affiliates. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $82,508 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2008. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2008, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $14,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $18,800. Sales charges do not represent expenses of the Fund.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2008 and the year ended September 30, 2007, transactions were as follows:

                                                FOR THE                       FOR THE
                                            SIX MONTHS ENDED                 YEAR ENDED
                                             MARCH 31, 2008              SEPTEMBER 30, 2007
                                       --------------------------    --------------------------
                                         SHARES         VALUE          SHARES         VALUE
Sales:
  Class A............................     541,288    $  8,588,590     1,535,307    $ 25,062,602
  Class B............................      42,448         672,272        96,750       1,586,178
  Class C............................     207,682       3,284,709       306,654       4,996,166
                                       ----------    ------------    ----------    ------------
Total Sales..........................     791,418    $ 12,545,571     1,938,711    $ 31,644,946
                                       ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A............................      85,208    $  1,335,298       156,432    $  2,553,492
  Class B............................      23,080         361,185        43,499         708,551
  Class C............................      16,210         253,565        26,581         433,385
                                       ----------    ------------    ----------    ------------
Total Dividend Reinvestment..........     124,498    $  1,950,048       226,512    $  3,695,428
                                       ==========    ============    ==========    ============
Repurchases:
  Class A............................    (788,957)   $(12,482,454)   (1,037,755)   $(16,785,256)
  Class B............................    (150,645)     (2,381,074)     (597,695)     (9,710,635)
  Class C............................    (126,420)     (2,001,488)     (207,771)     (3,366,494)
                                       ----------    ------------    ----------    ------------
Total Repurchases....................  (1,066,022)   $(16,865,016)   (1,843,221)   $(29,862,385)
                                       ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended March 31, 2008, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $14,160,188 and $14,613,124, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS The Fund may invest in futures contracts, a type of derivative investment. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds or Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    There were no futures transactions entered into during the six months ended March 31, 2008.

B. INVERSE FLOATING RATE INVESTMENTS The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to a dealer trust in exchange for cash and residual interests in the dealer trust. These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

C. INTEREST RATE SWAPS The Fund may enter into forward interest rate swap transactions intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Fund may terminate a swap contract prior to the effective date, at which point

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2008 (UNAUDITED) continued

a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. The Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $10,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of March 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

KEVIN KLINGERT
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                 235, 325, 425
                                                                  NYTFSAN 5/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-02845P-Y03/08

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 20, 2008


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: May 20, 2008